Filed Pursuant to Rule 497(c)
Registration Nos. 333-2589831

BAIRD FUNDS, INC.

BAIRD SMALL/MID CAP VALUE FUND

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-442-2473
www.BairdFunds.com

November 4, 2021

Dear Shareholder,

We wish to provide you with some important information concerning your investment. After careful consideration, the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”) has unanimously approved the reorganization of the Baird Small/Mid Cap Value Fund, a series of the Company (the “Target Fund”), with and into the Baird SmallCap Value Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), also a series of the Company (the “Reorganization”). The Board approved the Reorganization on September 7, 2021.

If shareholders of the Target Fund approve the Reorganization, your shares would be exchanged for shares of the Acquiring Fund equal in value to the shares of the Target Fund that you currently hold. Robert W. Baird & Co. Incorporated (the “Advisor”) serves as the investment adviser for both Funds. Both Funds have the same investment objective and the Acquiring Fund will continue to invest in companies with small to medium market capitalizations, with a focus on smaller companies.

At the September 7, 2021 meeting, the Board also approved the retention of Greenhouse Funds LLLP (“Greenhouse”) as the subadvisor to the Acquiring Fund and a related subadvisory agreement, a new investment advisory agreement with the Advisor, a change in the Acquiring Fund’s diversification status and the adoption of a new name for the Acquiring Fund: “Baird Equity Opportunity Fund.” Shareholders of the Acquiring Fund have been asked to approve the new investment advisory agreement, the retention of Greenhouse and subadvisory agreement and related changes in a proxy statement that is separate from this Proxy Statement/Prospectus at a meeting scheduled for December 7, 2021. Shareholders of the Target Fund, who will become shareholders of the Acquiring Fund following the Reorganization, will pay a higher annual advisory fee rate of 1.25% compared to the 0.75% advisory fee rate currently paid by the Target Fund shareholders. All changes to the Acquiring Fund are contingent upon the approval of the new advisory and subadvisory agreements by shareholders of the Acquiring Fund, and these changes are expected to take place in connection with the closing of the Reorganization.

The Reorganization is subject to approval by shareholders of the Target Fund at a special meeting to be held on December 7, 2021, and is contingent upon approval by shareholders of the Acquiring Fund of the new investment advisory and subadvisory agreements.

The Advisor recommended the Reorganization to the Board. The Board and the Advisor have recommended this proposal for the following reasons, as discussed in more detail in the proxy statement/prospectus:

•The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through a similar fund that invests in small- and mid-cap companies.

•The retention of a new sub-advisor for the combined Fund has the potential for improved net of fee performance.
•The Reorganization may benefit Fund shareholders by resulting in a combined fund with a larger asset base and greater prospects for long-term viability.
•The Reorganization is expected to qualify as tax-free to shareholders of the Target Fund.
•Alternatives to the Reorganization included a liquidation of the Target Fund, which would be a taxable event for shareholders that are not tax exempt.

Based on these and other factors, the Board believes that the Reorganization is in the best interest of the Target Fund and its shareholders and the interests of the existing shareholders of the Funds will not be diluted. Accordingly, the Board recommends you vote FOR the proposed reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. The Proxy Statement/Prospectus provides greater detail about the proposals. The Board recommends that you read the enclosed materials carefully and vote FOR the proposals.

You may choose one of the following options: (i) to authorize a proxy to vote your shares (which is commonly known as proxy voting), or (ii) to vote in person at the meeting:

•Mail: Complete and return the enclosed proxy card(s).
•Internet: Access the website shown on your proxy card(s) and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.
•In person: Attend the meeting on December 7, 2021.

Thank you for your response and for your continued investment in Baird Funds.
Sincerely,
/s/ Mary Ellen Stanek

Mary Ellen Stanek
President, Baird Funds, Inc.

BAIRD FUNDS, INC.

BAIRD SMALL/MID CAP VALUE FUND

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on December 7, 2021

Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Baird Small/Mid Cap Value Fund, a series of Baird Funds, Inc. (the “Company’), will be held on December 7, 2021, at 1:30 p.m., Central Time, at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level) Milwaukee, Wisconsin 53202 for the purpose of considering the following proposals, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof.

1.    To approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Baird Small/Mid Cap Value Fund (the “Target Fund”) will be reorganized with and into the Baird SmallCap Value Fund, which would become the Baird Equity Opportunity Fund, and the transactions contemplated in the Plan.
2.    To approve one or more adjournments of the Meeting to a later date to solicit additional proxies.

The Board of Directors of the Company recommends that shareholders vote FOR the proposals. Only shareholders of record of the Target Fund at the close of business on October 22, 2021, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,
/s/ Charles M. Weber

Charles M. Weber
Secretary of Baird Funds, Inc.

Milwaukee, Wisconsin
November 4, 2021

As a shareholder of the Target Fund, you are asked to attend the Meeting either in person or by proxy. Please note, shareholders who plan to attend the Meeting in person will be required to adhere to the COVID-19-related policies in place at the Meeting location, which may include, without limitation, wearing a mask or cloth face covering while on the premises and practicing social distancing. In light of uncertainties relating to COVID-19, the Company reserves the flexibility to change the date, time, location or means of conducting the special meeting of shareholders. In the event of such a change, the Company will issue a press release announcing the change, available at https://www.bairdassetmanagement.com/news, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the proxy materials. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of Baird Funds, Inc. a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Target Fund prior to the Meeting.

PROXY STATEMENT/PROSPECTUS

Dated November 4, 2021

FOR THE REORGANIZATION OF

BAIRD SMALL/MID CAP VALUE FUND

into

BAIRD SMALLCAP VALUE FUND

Each a series of Baird Funds, Inc.

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-442-2473
www.BairdFunds.com

This Proxy Statement/Prospectus contains the information you should know before voting on the proposed reorganization. described below. Please read it carefully and retain it for future reference.

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”) for use at the special meeting (the “Meeting”) of shareholders of the Baird Small/Mid Cap Value Fund (the “Target Fund”) to be held on December 7, 2021, at 1:30 p.m., Central Time, at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level), Milwaukee, Wisconsin 53202, and any adjournments or postponements thereof. At the Meeting, shareholders of the Target Fund will consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Target Fund into the Baird SmallCap Value Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”) (the “Reorganization”). Each of the Target Fund and the Acquiring Fund is a series of the Company, an open-end investment management company organized as a Wisconsin corporation.

The Board approved the Reorganization Agreement at a meeting held on September 7, 2021. At the September 7, 2021 meeting, the Board also approved a new investment advisory agreement and a subadvisory agreement for the Acquiring Fund, a change in the diversification status of the Acquiring Fund to a “non-diversified” fund within the meaning of the Investment Company Act of 1940, and the adoption of a new name: “Baird Equity Opportunity Fund.” The proposed new subadvisor for the Acquiring Fund is Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”), an affiliate of the Advisor. Shareholders of the Acquiring Fund have been asked to approve the new investment advisory agreement and the subadvisory agreement in a proxy statement separate from this Proxy Statement/Prospectus at a meeting scheduled for December 7, 2021 (the “Greenhouse Subadvisor Proposal”). Shareholders of the Acquiring Fund have also been asked to approve a change in the Fund’s diversification status. The change in the Acquiring Fund’s diversification status and name as well as consummation of the Reorganization are contingent upon approval of the Greenhouse Subadvisor Proposal by shareholders of the Acquiring Fund, and are expected to take place on or about December 13, 2021.

Under the Reorganization Agreement, as of the closing date of the Reorganization, shareholders of the Target Fund will receive a class of shares of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares of the Target Fund, as follows:

Baird Small/Mid Cap Value Fund (Target Fund)	Baird Equity Opportunity Fund (n/k/a Baird SmallCap Value Fund) (Acquiring Fund)
Institutional Class →	Institutional Class
Investor Class →	Institutional Class

The consummation of the Reorganization is contingent upon both approval of the Reorganization by shareholders of the Target Fund and approval of the Greenhouse Subadvisor Proposal by shareholders of the Acquiring Fund. If shareholder approvals are obtained, the consummation of the Reorganization and the change of the name of the Baird SmallCap Value Fund to the Baird Equity Opportunity Fund are expected to take place on or about December 13, 2021, and after the closing of the Reorganization, shareholders of the Target Fund would own shares of the Baird Equity Opportunity Fund. If shareholders of the Acquiring Fund do not approve the Greenhouse Subadvisor Proposal and shareholders of the Target Fund do not approve the Reorganization, the Board will consider other alternatives with respect to the Target Fund, which may include liquidation of the Fund.

For ease of reference throughout the Proxy Statement/Prospectus, “Acquiring Fund” will be used to refer to Baird SmallCap Value Fund prior to the consummation of the proposed changes to the Fund and the Reorganization, and the term “Baird Equity Opportunity Fund” will be used for the Fund following the consummation of the proposed changes to the Fund and the Reorganization or in instances when the approval of the Greenhouse Subadvisor Proposal and consummation of the Reorganization has been assumed for discussion purposes. The Target Fund and the Acquiring Fund/Baird Equity Opportunity Fund are collectively referred to as the “Funds.”

If you need additional copies of this Proxy Statement/Prospectus or the proxy card, please contact Broadridge Financial Solutions, Inc. at 1-800-690-6903 or contact the Company in writing at Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. Additional copies of the Proxy Statement/Prospectus will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call 1-866-442-2473. For a free copy of the Semi-Annual and Annual Reports to Shareholders for the Acquiring Fund and the Target Fund for the fiscal periods ended June 30, 2021 and December 31, 2020, respectively, please contact the Company at the telephone number and address listed above, or visit the Company’s website at www.BairdFunds.com.

A copy of the form of the Reorganization Agreement is attached to this Proxy Statement/Prospectus as Appendix A.

A vote “FOR” the proposed Reorganization is essentially a vote to move your investment from the Target Fund into the Baird Equity Opportunity Fund. This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal and if the Reorganization is approved, investing in the Baird Equity Opportunity Fund. You should read it and keep it for future reference. It is both a Proxy Statement for the Meeting and a Prospectus for the Baird Equity Opportunity Fund. The Board of Directors of the Company recommends you vote “FOR” the Reorganization.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference herein:

•The Statement of Additional Information relating to transactions described herein, dated November 4, 2021 (the “Reorganization SAI”);
•A supplement for the Target Fund, dated September 9, 2021;
•A supplement for the Acquiring Fund, dated September 9, 2021;

•The Prospectus for the Target Fund and the Acquiring Fund, dated May 1, 2021, as supplemented to date (the “Acquiring and Target Funds’ Prospectus”); and
•The Statement of Additional Information of the Company, dated May 1, 2021 (the “Acquiring and Target Funds’ SAI”).

This Proxy Statement/Prospectus and the accompanying materials were first mailed to shareholders of the Target Fund on or about November 4, 2021. Copies of the Reorganization SAI, Annual Report for the Acquiring Fund and the Target Fund, Acquiring and Target Funds’ Prospectus and the Acquiring and Target Funds’ SAI are available upon request and without charge by writing to the address below by visiting the Company’s website or by calling (toll-free) the telephone number listed as follows:

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-442-2473
www.bairdfunds.com

The SEC has not approved or disapproved the Baird Equity Opportunity Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation. Mutual fund shares involve investment risk, including the possible loss of principal.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

PROPOSAL 1
APPROVAL OF THE REORGANIZATION AGREEMENT

SUMMARY

Summary. This Proxy Statement/Prospectus (the “Proxy Statement”) is related to the Reorganization of the Target Fund with and into the Acquiring Fund, each a series of the Company, pursuant to the terms of the Reorganization Agreement, which among other things involves (1) the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Institutional Class shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”); (2) the assumption by the Acquiring Fund of the liabilities of the Target Fund; and (3) the distribution to the shareholders of each class of the Target Fund full and fractional shares of Institutional Class shares of the Acquiring Fund in redemption of all outstanding shares of common stock of the Target Fund (“Target Fund Shares”) and in complete liquidation of the Target Fund. The Reorganization will be effected pursuant to the terms and conditions of the Reorganization Agreement, and, if approved by shareholders of the Target Fund, is expected to close on or about December 13, 2021 (the “Closing Date”). You should read the entire Proxy Statement carefully, including the Reorganization Agreement, which is attached as Appendix A, because it contains details that are not in this summary.

At a meeting held on September 7, 2021 the Board approved the Reorganization Agreement and recommended that shareholders of the Target Fund approve the Reorganization. The consummation of the Reorganization is contingent upon both shareholder approval of the Reorganization and approval of the Greenhouse Subadvisor Proposal by shareholders of the Acquiring Fund as described above. If these shareholder approvals are obtained, upon the consummation of the Reorganization, each Investor Class and Institutional Class shareholder of the Target Fund will receive Institutional Class shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Target Fund held by that shareholder as of the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•The closing of the Reorganization is scheduled to take place in connection with certain changes that have been proposed for the Acquiring Fund, including the retention of Greenhouse as subadvisor and changes to the Fund’s investment strategy and name. If approved by shareholders of the Acquiring Fund, Greenhouse would replace the Advisor as the firm responsible for the day-to-day portfolio management of the Acquiring Fund, the Acquiring Fund would be managed according to Greenhouse’s investment strategy and, if approved by shareholders of the Acquiring Fund, the Acquiring Fund would be classified as a non-diversified Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund’s name would also change from “Baird SmallCap Value Fund” to “Baird Equity Opportunity Fund.” If Greenhouse is approved as subadvisor to the Acquiring Fund by shareholders of the Acquiring Fund, the Advisor will remain the investment advisor to the Target Fund following its reorganization into the Acquiring Fund and will retain responsibility for the management of the Fund.

•The Target Fund is required to invest primarily in small- and mid-cap securities. The Baird Equity Opportunity Fund would continue to invest in smaller companies and would be required to invest at least 80% of its net assets in equity securities (consisting of common stocks, preferred stocks, American Depositary Receipts (“ADRs”) or other depositary shares or receipts, rights, warrants, exchange-traded funds (“ETFs”), and options whose reference asset is an equity security or equity securities index ), assuming approval of the Greenhouse Subadvisor Proposal by shareholders of the Acquiring Fund.

•Similar to the Target Fund, the Baird Equity Opportunity Fund would invest in small- and mid-cap companies, defined as companies with a market capitalization of less than $20 billion, with a focus on smaller companies. The portfolio manager of the Target Fund follows a strategy that focuses on value companies, whereas Greenhouse, as the subadvisor to the Baird Equity Opportunity Fund, would apply an opportunistic strategy that will likely result in investments in a mix of value and growth companies. The Target Fund is currently categorized in, and the Baird Equity Opportunity Fund is expected to be categorized in, the “small blend” Morningstar category.

•The Baird Equity Opportunity Fund is expected to hold a more limited number of investments, typically 25-50 holdings.

•The Baird Equity Opportunity Fund would be permitted to purchase and sell options for hedging purposes and to enhance returns.

•The Baird Equity Opportunity Fund’s primary benchmark index is proposed to change from the Russell 2000® Value Index to the Russell 2000® Index.

•As discussed further below, the annual investment advisory fee rate for the Baird Equity Opportunity Fund is proposed to be 1.25%, which is higher than the 0.75% advisory fee rate currently in place for the Target Fund, due to the proposed subadvisory fee rate to be paid to Greenhouse, which the Advisor recommends due to the Advisor’s belief that Greenhouse’s management of the Fund has the potential for improved net of fee performance for shareholders of both Funds.

•Investor Class shareholders of the Target Fund will receive Institutional Class shares of the Baird Equity Opportunity Fund in the Reorganization and be exempt from the investment minimum otherwise applicable to Institutional Class shares.

•Both gross and net expense ratios for shareholders of the Baird Equity Opportunity Fund are expected to be higher than those of the Target Fund. However, the Advisor has agreed to limit the Baird Equity Opportunity Fund’s annual fund operating expenses for Institutional Class shares and Investor Class shares through at least April 30, 2025, to 1.25% and 1.50%, respectively, subject to certain expense exclusions consistent with the Target Fund’s current expense cap agreement with the Advisor.

•Shareholders of the Acquiring Fund are being solicited to approve the Greenhouse Subadvisor Proposal, and the Acquiring Fund’s adoption of the new investment strategy and name as well as consummation of the Reorganization are contingent upon shareholder approval of the Greenhouse Subadvisor Proposal at a special meeting to be held prior to the Meeting.

•The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, neither the Target Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

•If shareholders of the Acquiring Fund approve the Greenhouse Subadvisor Proposal, and shareholders of the Target Fund approve the Reorganization, it is anticipated that a substantial portion of the securities previously held by the Target Fund will be disposed of to align the resultant Baird Equity Opportunity Fund’s portfolio to Greenhouse’s investment strategy. The realignment of the portfolio will result in increased portfolio turnover and trading costs.

Reasons for the Reorganization. The Advisor recommended the Reorganization in connection with the Greenhouse Subadvisor Proposal for the Acquiring Fund. Greenhouse is a registered investment adviser based in Baltimore, Maryland with an established long-only U.S. equities strategy and is an affiliate of the Advisor. The Advisor recommended the retention of Greenhouse and the Reorganization following a strategic review of the Funds in light of their performance and scale challenges. In recent years, each Fund has underperformed its benchmark index and Lipper peer group index over both short-term and longer time periods. In addition, the Funds have not grown to sufficient size to operate at financial break even since their respective inception dates. Given the Funds’ long-term relative underperformance, the Advisor determined that the Funds were not likely to attract significant new assets and recommended approval of the Greenhouse Subadvisor Proposal in order to improve the Funds’ performance and potential for long-term sustainability. The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through another equity fund with the same investment objective that invests in small- and mid-cap companies. In addition, the Advisor believes the retention of Greenhouse as subadvisor to the combined Fund has the potential for improved net of fee performance. The Advisor also believes the Reorganization may benefit shareholders by resulting in a combined Fund with a larger asset base and greater prospects for long-term viability. The Reorganization is expected to qualify as tax-free to shareholders of the Target Fund for federal income tax purposes. Alternatives to the Reorganization included a liquidation of the Target Fund, which would be a taxable event for Target Fund shareholders that are not tax exempt.

The Advisor recommended, and the Board unanimously approved, the Reorganization of the Target Fund into the Acquiring Fund pursuant to the Reorganization Agreement. In considering the Advisor’s recommendation, the Board considered a number of factors, which are discussed in more detail under “Information About the Reorganization,” including potential alternatives to the Reorganization. In connection with the Greenhouse Subadvisor Proposal, the Board approved (1) a new investment advisory agreement authorizing the Advisor to delegate the day-to-day portfolio management to one or more subadvisors such as Greenhouse; (2) a subadvisory agreement with Greenhouse; and (3) the reclassification of the Acquiring Fund from a “diversified” to a “non-diversified” fund within the meaning of the Investment Company Act of 1940, each subject to approval of the shareholders of the Acquiring Fund. As part of the Greenhouse Subadvisor Proposal, the Acquiring Fund will be renamed the “Baird Equity Opportunity Fund,” the principal strategies of the Acquiring Fund will be modified and the Acquiring Fund’s investment advisory fee will increase, as described in more detail below.

Comparison of Investment Objectives and Principal Investment Strategies. The following table compares the investment objectives and principal investment strategies of the Target Fund to those of the proposed Baird Equity Opportunity Fund.

Both Funds invest primarily in equity securities of small- to medium-market capitalizations. Both Funds invest principally in U.S. companies but each Fund may invest up to 15% of its total assets in foreign companies including American Depositary Receipts (“ADRs”). The Baird Equity Opportunity Fund may invest in exchange-traded funds (“ETFs”) and may also purchase and sell (or write) options to hedge its portfolio or enhance returns as part of its principal investment strategy. The Target Fund is diversified while the Baird Equity Opportunity Fund is anticipated to be non-diversified and will hold fewer companies. Each Fund’s portfolio manager considers environmental, social and governance (ESG) factors as part of the overall investment decision-making process.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Investment Objective	To provide long-term capital appreciation.	Same.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
The investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies	The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of common stocks of companies with small-to-medium market capitalizations.	The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. However, the Fund will not borrow for investment purposes.

	Small-to-medium market capitalization companies are defined as those with a maximum market capitalization of $17 billion at the time of investment.	The Fund invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations (those with market capitalizations, at the time of purchase, of less than $20 billion).

	Although the Fund invests principally in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities (consisting of common stocks, ordinary shares and ADRs) of foreign companies that are traded on U.S. exchanges.	Although the Fund invests principally in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities of foreign companies.

Equity securities in which the Fund may invest include common stocks, preferred stocks, ADRs or other depositary shares or receipts, rights, warrants, ETFs, and options whose reference asset is an equity security or equity securities index. In addition to equity ETFs, the Fund may also invest in ETFs generally. The Fund may also purchase and sell (or write) options to hedge its portfolio or enhance returns.

The Fund will normally hold a limited number (typically 25 to 50) of companies. However, the Fund may hold fewer or more companies from time to time and invest in companies with larger market capitalizations when the Subadvisor believes doing so will help efforts to achieve the Fund’s investment objective.

Number of Holdings and Market Capitalization	As of September 30, 2021, the Target Fund’s portfolio consisted of 56 holdings. As of September 30, 2021, the Target Fund’s median market capitalization was $5 billion.	The Fund will typically hold between 25-50 positions. As of September 30, 2021, the strategy to be employed by Greenhouse for the Fund consisted of 28 holdings.

As of September 30, 2021, the strategy to be employed by Greenhouse for the Fund had a median market capitalization of $4.5 billion.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Investment Process/Philosophy
The Advisor seeks to identify industries and business models that it believes are priced at a discount to their true value because they are currently out of favor with the market or have earnings or profit potential that may be underestimated by Wall Street analysts. The Advisor seeks to purchase securities of small-to-medium capitalization companies believed to have favorable valuation characteristics and opportunities for increased growth. The Advisor primarily considers the following factors:

• Valuation – Low price/earnings, price/book and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of forecasted levels of profitability.

In selecting investments for the Fund, the Subadvisor employs bottom-up research and fundamental analyses with a focus on companies that the Subadvisor believes possess a favorable risk/return profile. The Subadvisor seeks attractive opportunities for the Fund by evaluating industry dynamics and competitive forces as well as a company’s business model, earnings quality, profitability, cash flows, management acumen and demonstrated capital stewardship. Extensive financial modeling and valuation assessments are then used to calculate the expected risk and return, after which the Subadvisor exercises its experience and judgment to determine timing and position sizing.

The Subadvisor seeks companies with the following key attributes:

• Balance Sheet Strength – Above average projected net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates; trends in balance sheet items, including inventories and accounts receivable and payable, are also scrutinized.

• Large addressable market with a well-structured competitive landscape; • Attractive business model with a sustainable competitive advantage; • Stable or expanding profit margins and return on capital;

	• Product Offering/Market Position – The company offers a valuable product or service and has a good market position within a viable industry.	• Positive and growing free cash flow; • Disciplined management team practicing intelligent capital deployment; and

	• Accounting Policies and Management – The company possesses sound financial and accounting policies and has a high quality management team with a track record of success.	• The presence or prediction of meaningful change includes business model, product set, management, capital allocation strategy and valuation.

	The Advisor also considers environmental, social and governance (ESG) factors in selecting investments for the Fund. As a long-term, buy and hold investor, the Advisor includes ESG considerations as part of its overall investment decision-making. The Advisor believes ESG factors vary across companies, industries, and sectors and therefore does not apply exclusionary ESG screens in selecting investments for the Fund.	The Advisor also considers environmental, social and governance (ESG) factors in selecting investments for the Fund. As a long-term, buy and hold investor, the Advisor includes ESG considerations as part of its overall investment decision-making. The Advisor believes ESG factors vary across companies, industries, and sectors and therefore does not apply exclusionary ESG screens in selecting investments for the Fund.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
	The Advisor will typically sell a security held by the Fund when the investment thesis changes, the company’s fundamentals deteriorate, the Advisor identifies portfolio structure or risk management needs and/or the security’s valuation relative to its peer group is no longer attractive.	The Subadvisor considers the following factors, among others, in deciding to sell positions: when the price objective has been reached with no change to underlying fundamentals, when a significant negative event changes the Subadvisor’s view of the company’s prospects, when target catalysts are realized or when an investment loses its attractiveness relative to other potential opportunities. The Subadvisor will also trim or sell securities to manage the Fund’s risk related to position sizing.

Although the Subadvisor’s target investment horizon is generally measured in years, the Subadvisor may from time to time engage in short-term trading for the Fund to take advantage of potential opportunities.

Cash or Similar Investments; Temporary Strategies	Under normal circumstances, each Fund may invest up to 20% of its net assets in cash or liquid reserves (such as U.S. government securities, money market mutual funds, repurchase agreements, commercial paper or certificates of deposit). Each Fund may invest up to 100% of its total assets in cash or similar short-term investment grade securities (such as U.S. government securities, money market mutual funds, repurchase agreements, commercial paper or certificates of deposit) as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances. To the extent a Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective. To the extent that a Fund invests in money market funds, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s management fees and operational expenses.	Same.

Comparison of Principal Risks of Investing in the Funds. The Target Fund and the Baird Equity Opportunity Fund have identical investment objectives and invest in similar securities, and therefore the investment risks associated with an investment in the Target Fund are similar to those associated with an investment in the Baird Equity Opportunity Fund. However, because the Baird Equity Opportunity Fund is proposed to become a “non-diversified” Fund for purposes of the 1940 Act, the risks are not the same. A discussion of the principal risks of investing in the Target Fund and the Baird Equity Opportunity Fund is set forth below. The following table sets forth the principal risks of each Fund. For ease of review, the risks that are the same for both Funds have been presented first.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Principal Risks
Stock Market Risks	Stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. The U.S. and international markets have recently experienced extreme price volatility and reduced liquidity. Continuing market problems may have adverse effects on the Fund.	Same.

Management Risks	The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return to the Fund and a loss to you.	Same, except the Fund’s risk refers to the Subadvisor as follows:

The Subadvisor’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return to the Fund and a loss to you.

Equity Securities Risks	Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.	Same.

Common Stock Risks	Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.	Same.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Small-to-Medium Market Capitalization Risks	Stocks of companies with small and medium market capitalizations involve a higher degree of risk than investments in the broad-based equities market. Small- to mid-capitalization stocks are often more volatile and less liquid than investments in larger companies, and are more likely to be adversely affected by poor economic or market conditions. In addition, small- to mid-capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.	Same, except the Fund’s risk is titled “Smaller Market Capitalization Risks”.

Small Fund Risk	There can be no assurance that the Fund will grow to or maintain an economically viable size.	Same.

ESG Considerations Risk	Consideration of ESG factors in the investment process may cause the Advisor to forgo opportunities to invest in certain companies or to gain exposure to certain industries or regions and, therefore, carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider such factors. There are not universally accepted ESG factors and the Advisor will consider them in its discretion.	Same, except the Fund’s risk refers to the Subadvisor as follows:

Consideration of ESG factors in the investment process may cause the Subadvisor to forgo opportunities to invest in certain companies or to gain exposure to certain industries or regions and, therefore, carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider such factors. There are not universally accepted ESG factors and the Subadvisor will consider them in its discretion.

Foreign Securities Risks	Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, withholding of foreign taxes, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are subject to different auditing and financial reporting standards than those applicable to domestic companies.

Same, except the Fund’s risk has been updated to be more current as follows:

Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, withholding of foreign taxes, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are subject to different auditing and financial reporting standards than those applicable to domestic companies.

Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU agreed to a trade deal in December 2020, certain post-EU arrangements, such as those relating to the offering of cross-border financial services and sharing of cross-border data, have yet to be reached and the EU’s willingness to grant equivalency to the UK remains uncertain. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes is difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.	The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU agreed to a provisional trade deal in December 2020 that was later ratified by the EU Parliament and entered into force on May 1, 2021, certain post-EU arrangements, such as those relating to the offering of cross-border financial services and sharing of cross-border data, have yet to be reached and the EU’s willingness to grant equivalency to the UK remains uncertain. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes is difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Recent Market Events	U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political, social and global macro factors including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a global health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, reduced consumer spending, and fiscal, monetary and other government policy responses. The impact of the COVID-19 pandemic may last for an extended period of time.	Same, except the risk has been updated to be more current as follows:
U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation, and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19 the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Value-Style Investing Risks	Because the Fund focuses on value-style stocks, its performance may at times be worse than the performance of funds that focus on other types of stocks or that have a different investment style. Value-style investing may go out of favor with investors, negatively impacting the Fund’s growth and performance. Value stocks may also fail to appreciate as much as anticipated, and their intrinsic value may not be recognized by the broader market.	Not applicable.

Financial Sector Risks	The Fund may invest a relatively large percentage of its assets in the financial sector given its weighting in the Fund’s benchmark and, therefore, the Fund’s performance may be adversely affected by volatility in financial and credit markets. Financial services companies (e.g., banks and insurance companies) are subject to extensive government regulation, interest rate risk, credit losses and price competition, among other factors.	Not applicable.

Non-Diversified Fund Risks	Not applicable.	As a non-diversified fund, the Fund may invest a larger percentage of its assets in a smaller number of companies compared to a diversified fund. As a result, a decline in value of one or a few securities held by the Fund will more adversely impact the Fund’s performance than if the Fund’s assets were more evenly invested in a larger number of companies. The Fund’s share price can be expected to fluctuate more than that of a similar fund that is diversified.

Economic Sector Risks	Not applicable.	The Fund may invest a higher percentage of its total assets in one or more economic sectors, which may involve being overweight in those sectors relative to the Fund’s benchmark index. Adverse conditions impacting in those sectors may have a significant negative impact on the Fund’s absolute and relative performance.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Options Risks	Not applicable.	The Fund may purchase and sell (or write) call and put options. Options are subject to various types of risks, including market risk, liquidity risk, volatility risk, counterparty risk, legal risk and operations risk. With options purchased by the Fund, the risk is limited to the premium paid for the option as the underlying stock price moves in the opposite direction from desired and the option expires worthless. For options sold or written by the Fund, the primary risk is that the underlying stock price may move directionally away from the exercise price resulting in the option holder exercising the option and requiring the Fund to either deliver the securities (in the case of a call option) or pay for the securities (in the case of a put option) and recognize a significant loss.

ETF Risks	Not applicable.	You will indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Accordingly, your cost of investing in the Fund will generally be higher than the cost of investing directly in the ETF. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the underlying assets they track.

New Subadvisor Risks	Not applicable.	The Subadvisor has not previously served as a sub-adviser to a registered investment company. It is possible the Subadvisor may not achieve the Fund’s intended investment objective.

Portfolio Turnover Risks	Not applicable.	The Fund may from time to time buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Shareholder Concentration Risk	Not applicable.	A large percentage of the Fund’s shares may be held by a small number of shareholders, including persons and entities related to the Advisor. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs and could increase the Fund’s ongoing operating expenses, which would negatively impact the remaining shareholders of the Fund.

Tax Risk	Not applicable.	Shareholders who are not tax-exempt may experience tax consequences as the Fund’s portfolio is transitioned to the Subadvisor’s strategy. The Fund will generate capital gains (or losses) on the sale of its portfolio securities. The amount of capital gains generated could be significant and the Fund would be required to distribute those capital gains to shareholders. You should consult your tax adviser for further information about federal, state and local tax consequences relative to your specific situation.

Comparison of Fundamental and Non‑Fundamental Investment Policies and Restrictions. The investment restrictions and limitations applicable to the Baird Equity Opportunity Fund are substantially similar to those of the Target Fund. With respect to each Fund, except as required by the 1940 Act or the Code, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund’s assets will not be considered a violation of the restriction.

The Funds are subject to the following fundamental policies. Restrictions that are designated as fundamental policies cannot be changed without the approval of a majority of the outstanding voting securities of a Fund as determined under the 1940 Act. Under the 1940 Act, approval of a “majority of the outstanding voting securities” means approval by the lesser of (1) the holders of 67% or more of a Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of a Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Additional information regarding the Acquiring Fund’s investment limitations may be found in the Reorganization SAI, which is incorporated by reference into this Proxy Statement.

Fundamental Investment Restrictions and Policies
Policy	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal and the change in the Fund’s diversification status)	Differences

Diversification	The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
The Fund may not, with respect to 50% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and the securities of other regulated investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
The Baird Equity Opportunity Fund is proposed to become a non-diversified fund. As a non-diversified fund, the Baird Equity Opportunity Fund may invest a greater percentage of its assets in the securities of a single issuer.

Fundamental Investment Restrictions and Policies
Policy	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal and the change in the Fund’s diversification status)	Differences
Borrowing	The Fund may (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.	Same.	None.

Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act.	Same.	None.

Underwriting	The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.	Same.	None.

Fundamental Investment Restrictions and Policies
Policy	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal and the change in the Fund’s diversification status)	Differences
Commodity Interests	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).	Same.	None.

Loans	The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.	Same.	None.

Concentration	The Fund may not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.	Same.	None.

Real Estate	The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Same.	None.

The Funds are subject to the following non‑fundamental policies, which may be changed by the Board of Directors of the Company without shareholder approval:

Non-Fundamental Investment Policies
Policy	Target Fund	Baird Equity Opportunity Fund	Differences
Short Sales	The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.	Same.	None.

Securities on Margin	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.	Same.	None.

Securities of Other Investment Companies	The Fund may not purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.	Same.	None.

Loans	The Fund may not make any loans, other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) repurchase agreements.	Same.	None.

Borrowing	The Fund may not borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls.	Same.	None.

80% Policy	The Fund may not make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least a 60-day notice.	Same.	None.

Comparison of Management, Management Fees, Sales Loads and Expense Limitation Agreements of the Target Fund and the Acquiring Fund. The following table compares the investment advisor, portfolio managers, management fees and expense limitations of the Target Fund to the Baird Equity Opportunity Fund. If the Reorganization is consummated, the Target Fund will continue to be managed by Robert W. Baird & Co. Incorporated as its investment advisor. In connection with the retention of Greenhouse as the Baird Equity Opportunity Fund’s subadvisor, the Baird Equity Opportunity Fund will have a new portfolio manager and will pay an increased advisory fee at an annual rate of 1.25% to the Advisor out of which the Advisor will pay a subadvisory fee at an annual rate of 1.00% to Greenhouse. Both Funds are no-load funds. The Advisor has entered into a contractual operating expense limitation agreement with the Target Fund providing that the Advisor will waive its management fees and/or pay expenses of the Target Fund to ensure that the Fund’s total annual fund operating expenses (excluding certain expenses) do not exceed 1.10% and 0.85% of the Target Fund’s average daily net assets for Investor Class and Institutional Class shares, respectively, through at least April 30, 2022. Subject to shareholder approval of the Greenhouse Subadvisor Proposal, the Advisor will enter into a contractual operating expense limitation agreement with the Baird Equity Opportunity Fund providing that the Advisor will waive its management fees and/or pay expenses of the Baird Equity Opportunity Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.50% and 1.25% of the Baird Equity Opportunity Fund’s average daily net assets for Investor Class and Institutional Class shares, respectively (subject to certain expense exclusions consistent with the Target Fund’s current expense cap agreement with the Advisor), through at least April 30, 2025. The Baird Equity Opportunity Fund’s new operating expense limitation agreement does not permit the Advisor to recapture expenses it has borne through the agreement to the extent that the Baird Equity Opportunity Fund’s expenses in later periods fall below the annual rates set forth in such agreement or in previous agreements.

Pending shareholder approval of the Reorganization, the Target Fund will continue to be managed according to the Fund’s investment objective and strategies. The Target Fund may continue to experience portfolio turnover costs in connection with its normal investment operations.

If shareholders of the Acquiring Fund approve the Greenhouse Subadvisor Proposal, and shareholders of the Target Fund approve the Reorganization, it is anticipated that a substantial portion of the securities previously held by the Target Fund will be disposed of to align the resultant Baird Equity Opportunity Fund’s portfolio to Greenhouse’s investment strategy. The securities that will be sold and the amount and timing of such sales will depend on future events as Greenhouse evaluates market sectors that are favorable for investment under prevailing market and economic conditions, and will also be impacted by the outcome of another proposal being presented to the Acquiring Fund shareholders for the Acquiring Fund to operate as a non-diversified fund under the 1940 Act. If the shareholders of the Acquiring Fund approve that proposal, the resultant Baird Equity Opportunity Fund will be permitted to invest more assets in fewer companies than if the Acquiring Fund were to remain classified as a diversified fund under the 1940 Act. Based on the foregoing, Greenhouse cannot make any reasonable assumptions about the securities that it will sell, or the amount or timing of such sales, following the Reorganization as of the date of this Proxy Statement.

If the Reorganization is approved and shareholders of the Acquiring Fund approve the retention of Greenhouse as subadvisor, the Baird Equity Opportunity Fund is expected to experience higher portfolio turnover and increased trading costs following the Closing Date as Greenhouse aligns the combined Fund’s securities to the Baird Equity Opportunity Fund’s investment strategy. This could result in increased taxable distributions to shareholders of the Baird Equity Opportunity Fund. You should consult your tax advisor for further information about federal, state and local tax consequences relative to your specific situation.

	Target Fund	Baird Equity Opportunity Fund (subject to shareholder approval of the Greenhouse Subadvisor Proposal)
Investment Advisor
Robert W. Baird & Co. Incorporated

The Advisor was founded in 1919 and has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor is owned indirectly by its employees through several holding companies. The Advisor is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of the Advisor. Employees of the Advisor own substantially all of the outstanding stock of BFG.
The Advisor manages the Funds’ investments subject to the authority of and supervision by the Board of Directors. The Advisor serves as the investment advisor to all series of Baird Funds, and also provides investment management services for individuals and institutional clients including pension and profit sharing plans. As of December 31, 2020, the Advisor had approximately $173.5 billion in assets under discretionary management.
Same.

Subadvisor	None.
Greenhouse Funds LLLP

Greenhouse is an SEC-registered investment adviser located at 650 South Exeter Street, Suite 1080, Baltimore, MD 21202. Founded by Joseph Milano in June 2013, Greenhouse provides investment advisory services to private funds (hedge funds and long-only funds) and separately managed accounts. Greenhouse had approximately $789 million of assets under management as of September 30, 2021.

Portfolio Manager	Michelle E. Stevens, CFA. Ms. Stevens has managed the Fund since its inception. Ms. Stevens joined the Advisor in December 2011 as a Managing Director and is a Senior Portfolio Manager for Baird Equity Asset Management. From October 2008 to December 2011, Ms. Stevens was Principal and the Chief Investment Officer of Riazzi Asset Management. From June 2001 through September 2008, Ms. Stevens was Principal, Portfolio Manager and Value Equity Chief Investment Officer at Transamerica Investment Management, LLC.	Joseph Milano, CFA. Mr. Milano is Founder and Chief Investment Officer of the Subadvisor, having served in such capacities since establishing the Subadvisor in June 2013. Mr. Milano is the portfolio manager of the Greenhouse Master Fund LP and Greenhouse Long Only Master Fund LP, two private funds of which the Subadvisor is the investment manager, and manages Greenhouse’s separately managed accounts. Mr. Milano previously served as portfolio manager of the T. Rowe Price New America Growth Fund from July 2002 until May 2013. Mr. Milano previously served as a vice president of T. Rowe Price, which he joined in 1996. Mr. Milano earned his B.A. from Duke University in 1994.

Management Fees	The Target Fund pays the Advisor, on a monthly basis, an annual management fee based on a percentage of the average daily net assets of the Fund of 0.75%.
The Baird Equity Opportunity Fund will pay the Advisor, on a monthly basis, an annual management fee based on a percentage of the average daily net assets of the Fund of 1.25%.

For its services to the Baird Equity Opportunity Fund, the Advisor (not the Fund) will pay Greenhouse a subadvisory fee at an annual rate of 1.00% of the Acquiring Fund’s average daily net assets.

Sales Loads	None.	None.

Expense Limitations	The Advisor has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.10% of average daily net assets for the Investor Class shares and 0.85% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. The agreement will continue in effect at least through April 30, 2022 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.	The Advisor has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.25% of average daily net assets for the Institutional Class shares and 1.50% of the average daily net assets for the Investor Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. The agreement will continue in effect at least through April 30, 2025 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Comparison of Fund Performance. The following tables show historical performance of the Target Fund and the Acquiring Fund and provide some indication of the risks of investing in the Funds.

Tables I and III show how the total returns before taxes for each Fund’s Institutional Class shares have varied from year to year. Tables II and IV show how each Fund’s average annual total returns compare to those of a securities market index. Past performance (before and after taxes) does not guarantee future results. Investors may obtain updated performance information for the Funds at www.bairdfunds.com.

Table I

BAIRD SMALL/MID CAP VALUE FUND (Target Fund)

Calendar Year Returns for Institutional Class Shares

Best quarter:	4th quarter 2020	24.29%
Worst quarter:	1st quarter 2020	-28.00%

Table II

Average Annual Total Returns as of December 31, 2020
	1 Year	5 Years	Since Inception (11/30/15)
Institutional Class
Return Before Taxes	0.48%	5.94%	4.85%
Return After Taxes on Distributions	0.31%	5.77%	4.68%
Return After Taxes on Distributions and Sale of Fund Shares	0.41%	4.63%	3.77%
Investor Class
Return Before Taxes	0.15%	5.64%	4.56%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	4.88%	9.43%	8.26%

Table III

BAIRD SMALLCAP VALUE FUND (Acquiring Fund)

The total return information presented below shows performance of the Institutional Class shares of the Acquiring Fund as it has been managed by the Advisor under its current investment strategy. If shareholders of the Acquiring Fund approve the Greenhouse Subadvisor Proposal, concurrent with or immediately prior to the closing of the Reorganization, the Acquiring Fund would be renamed to the Baird Equity Opportunity Fund and managed by a new subadvisor, Greenhouse, under a new investment strategy. The performance record below does not illustrate the performance by Greenhouse or the proposed Baird Equity Opportunity Fund.

Calendar Year Returns for Institutional Class Shares

Best quarter:	4th quarter 2020	27.62%
Worst quarter:	1st quarter 2020	-27.11%
Table IV

Average Annual Total Returns as of December 31, 2020
	1 Year	5 Years	Since Inception (5/1/12)
Institutional Class
Return Before Taxes	2.85%	6.69%	7.73%
Return After Taxes on Distributions	1.56%	5.96%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	5.20%	6.18%
Investor Class
Return Before Taxes	2.54%	6.43%	7.46%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	9.56%

After-tax returns are shown only for Institutional Class shares for the Funds and after-tax returns for Investor Class shares will vary. After-tax returns for the Funds were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares of the Funds through a tax‑deferred account, such as a 401(k) plan or an individual retirement account. The Return After Taxes on Distributions and Sale of

Fund Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax benefit that increases the after‑tax return.

The Baird Equity Opportunity Fund will be the accounting and performance survivor following the Reorganization and, accordingly, the performance history of the Acquiring Fund will survive.

The Funds’ Fees and Expenses. The following table shows the current fees and expenses if you buy, hold and sell shares of the Target Fund compared to those of the Acquiring Fund (based on the semi-annual period ended June 30, 2021). The tables also reflect the pro forma combined fees and expenses for the Baird Equity Opportunity Fund after giving effect to the Reorganization assuming the Reorganization had occurred on the first day of the six-month period ended June 30, 2021. You may pay other fees, such as brokerage commissions or other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Target Fund				Before the Reorganization – the Acquiring Fund				Pro forma – After the Reorganization – the Baird Equity Opportunity Fund
	Institutional		Investor		Institutional		Investor		Institutional		Investor
Shareholder Fees (fees paid directly from your investment	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.85%		0.85%		1.25%		1.25%
Distribution (12b-1) Fees	None		0.25%		None		0.25%		None		0.25%
Other Expenses	0.68%		0.68%		0.62%		0.62%		0.39%		0.39%
Total Annual Fund Operating Expenses	1.43%		1.68%		1.47%		1.72%		1.64%		1.89%
Less: Fee Waiver/Expense Reimbursement	-0.58%	(1)	-0.58%	(1)	-0.52%	(2)	-0.52%	(2)	-0.39%	(3)	-0.39%	(3)
Total Annual Fund Operating Expenses After Fee Wavier	0.85%		1.10%		0.95%		1.20%		1.25%		1.50%
(1)     Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.10% of average daily net assets for the Investor Class shares and 0.85% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred, provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment. The agreement will continue in effect at least through April 30, 2022 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.
(2)     Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.20% of average daily net assets for the Investor Class shares and 0.95% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment. The agreement will continue in effect at least through April 30, 2022 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.
(3)     Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.50% of average daily net assets for the Investor Class shares and 1.25% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The agreement will continue in effect through at least April 30, 2025 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors. The Advisor is not entitled to recoup any fees waived and/or expenses reimbursed under the agreement.

For the fiscal year ended December 31, 2020, after expense waivers, the net advisory fee paid to the Advisor was equal to 0.00% and 0.16% of the Target Fund’s and Acquiring Fund’s average daily net assets, respectively.

Examples

The Examples below are intended to help you compare the cost of investing in the Target Fund, the cost of investing in the Acquiring Fund, and the cost of investing in the Baird Equity Opportunity Fund assuming the Reorganization has been completed. The Examples assume that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same. Please note that the one-year and three-year numbers below are based on the Fund’s net expenses resulting from the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund – Institutional Class	$87	$395	$726	$1,683
Target Fund – Investor Class	$112	$473	$858	$1,939
Acquiring Fund – Institutional Class	$97	$414	$753	$1,713
Acquiring Fund – Investor Class	$122	$491	$885	$1,987
Estimated Baird Equity Opportunity Fund: Pro Forma (the Funds combined) – Institutional Class	$127	$397	$732	$1,800
Estimated Baird Equity Opportunity Fund: Pro Forma (the Funds combined) – Investor Class	$153	$474	$864	$2,072

These Examples are for comparison purposes only and are not a representation of the Funds’ actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when such Fund’s shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the Examples, affect the Funds’ performance. During its most recent fiscal year ended December 31, 2020, the Target Fund had a portfolio turnover rate of approximately 84% of the average value of its portfolio and the Acquiring Fund had a portfolio turnover rate of approximately 61% of the average value of its portfolio.

If the appointment of Greenhouse is approved by shareholders of the Acquiring Fund, it is expected that the Baird Equity Opportunity Fund’s portfolio turnover rate will be higher, at least temporarily, as Greenhouse adjusts the combined Fund’s holdings to reflect changes made to the Fund’s principal investment strategies.

Comparison of Share Classes and Distribution Arrangements. Assuming shareholder approval of the Reorganization, shares of the Target Fund will be reorganized into the Institutional Class shares of the Baird Equity Opportunity Fund, which are described below. This section of the Proxy

Statement describes the distribution arrangements and eligibility requirements among the various share classes of the Funds, which are the same.

Distribution Arrangements and Principal Underwriters. Robert W. Baird & Co. Incorporated, the Advisor, is also the distributor and principal underwriter for each Fund’s shares (the “Distributor”). The Distributor offers shares of the Funds on a continuous basis directly and through authorized financial intermediaries. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Class Structure. Each Fund offers two classes of shares, designated as Investor Class and Institutional Class. Target Fund shareholders will receive Institutional Class shares of the Baird Equity Opportunity Fund’s shares in connection with the Reorganization as follows:

Baird Small/Mid Cap Value Fund (Target Fund)		Baird Equity Opportunity Fund (Acquiring Fund)
Institutional Class	→	Institutional Class
Investor Class	→	Institutional Class

The following is a description of each Fund’s share classes: As stated above, each Fund offers two classes of shares: Investor Class and Institutional Class. The classes differ with respect to their minimum investments and expenses. Investor Class shares impose a Rule 12b-1 fee that is assessed against the assets of a Fund attributable to that class. Accordingly, the performance information for the Investor Class shares would be lower than the performance information shown for the Institutional Class shares of each Fund.

Financial institutions may receive Rule 12b-1 fees from the Distributor based upon Investor Class shares owned by their clients or customers. The Distributor will determine the schedule of such fees and the basis upon which such fees will be paid.

Rule 12b-1 Fees. Each Fund has adopted a distribution and shareholder service plan (the “Plan”) under Rule 12b-1 of the Investment Company Act of 1940, as amended, whereby each Fund pays the Distributor a fee (the “Rule 12b-1 Fee”) which is calculated and paid monthly at an annual rate of up to 0.25% of the average daily net assets of that Fund’s Investor Class Shares. The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. The Rule 12b-1 Fee is used primarily to finance activities that promote the sale of Investor Class shares. The table below shows the maximum rate of the Rule 12b-1 Fee for each class of shares of each Fund.

	Investor Class Shares	Institutional Class Shares
Small/Mid Cap Value Fund (Target Fund)	0.25%	None
Baird Equity Opportunity Fund (n/k/a Baird SmallCap Value Fund) (Acquiring Fund)	0.25%	None

All or a portion of the Rule 12b-1 Fee may be paid, pursuant to contractual commitments or other authorized arrangements, to brokers, dealers, banks, and other financial intermediaries (including the Advisor) who provide assistance in distributing or promoting the sale of a Fund’s shares or who provide shareholder services to their customers who hold shares of a Fund. For the most recent fiscal year, the Target Fund and the Acquiring Fund incurred Rule 12b-1 Fees amounting to approximately 0.25% and 0.25%, respectively, of Investor Class shares’ average daily net assets. Because the Rule 12b-1 Fee is paid out of a Fund’s assets on an ongoing basis, payment of the Rule 12b‑1 Fee will increase the cost of your investment in Investor Class Shares and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

The Distributor has established a referral program pursuant to which it may pay cash compensation to its sales personnel for sales of Institutional Class shares of the Funds. Compensation paid to participants in this program for sales of Institutional Class shares of the Funds may be more or less than compensation they receive for sales of shares of other investment companies. These payments may influence the Distributor’s sales personnel to recommend the Institutional Class shares of the Funds over another investment. These payments are only made for sales to non-ERISA institutional accounts. The Distributor will pay compensation under the referral program out of its own resources. Accordingly, the referral program will not affect the price an investor will pay for Institutional Class shares of the Funds.

Payments To Financial Intermediaries. The Advisor or Distributor, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to broker-dealers and other financial intermediaries who market and sell shares of the Funds and/or who provide various administrative, sub-accounting and shareholder services. These payments are in addition to the 12b-1 fees payable out of Fund assets to firms that sell Investor Class shares. The payments may specifically be made in connection with the inclusion of the Funds in certain programs offered by broker-dealers or other financial intermediaries, invitations to conferences and seminars held or sponsored by those firms, access to branch offices and sales representatives of those firms and opportunities to make presentations and provide information to them. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts. The Distributor currently has agreements with the following firms, under which the Advisor or Distributor makes ongoing payments in lieu of, or in addition to, the 12b-1 fee: Benefit Plans Administrators (BPA), BMO Harris Bank, BNY Mellon, Charles Schwab, Edward Jones & Co., Fidelity (National Financial), Great West Life, John Hancock, John Hancock Insurance, J.P. Morgan, LPL Financial, Morgan Stanley Smith Barney, Merrill Lynch (Financial Data Services), National Rural Electric Cooperative Association, OneAmerica, Pershing, PNC Investments, Prudential, Raymond James, TD Ameritrade, TIAA CREF, T. Rowe, UBS, U.S. Bank National Association, Vanguard, Voya and Wells Fargo. In some circumstances, the Funds may directly pay the intermediary for performing sub-transfer agency and related services to customers of financial intermediaries who hold shares of the Funds through omnibus accounts.

The Advisor may also pay cash or non-cash compensation to sales representatives of broker-dealers and other financial intermediaries in the form of occasional gift, meals and entertainment, and pay for exhibit space or sponsorships at regional or national events of broker-dealers and other financial intermediaries.

Comparison of Purchase and Redemption Procedures. Each Fund imposes the same minimum purchase requirements for initial investments in its shares. The table below shows the initial minimum purchase requirements that apply if you purchase Investor Class or Institutional Class shares directly from a Fund.

	Initial Purchase	Subsequent Purchase
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

The minimum initial investment amount for Institutional Class shares is waived for all employees, directors and officers of the Advisor or the Company and members of their families (including parents, grandparents, siblings, spouses, children and in-laws of such employees, directors and officers). It is also waived for clients of the Advisor who acquire shares of a Fund made available through a mutual fund asset allocation program offered by the Advisor.

The investment minimums noted above are waived for investments in Investor and Institutional Class shares by 401(k) and other employer-sponsored retirement plans (excluding IRAs and other one person retirement plans). Also, the minimum initial investment amount for Institutional Class and Investor Class shares may be waived or reduced at the discretion of the Distributor, including waivers or reductions for purchases by health savings plans or made through certain registered investment advisers and qualified third-party platforms.

You may redeem your shares in the Funds in any of the following ways:

BY MAIL

Send a letter to the Funds that indicates the dollar amount or number of shares you wish to redeem. The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter and, if necessary, have the signature guaranteed. For IRAs, requests submitted without an election regarding tax withholding will be subject to tax withholding.

By Mail Baird Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery Baird Funds, Inc. c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202
BY TELEPHONE

If you did not decline telephone redemption options, call the Funds (toll-free) at 1-866-442-2473 to place the order. (Note: for security reasons, requests by telephone will be recorded.) Telephone redemptions involving $50,000 or more of Investor Class shares are not permitted.

By FINANCIAL INTERMEDIARY

Consult your account agreement for information on redeeming shares.

BY SYSTEMATIC WITHDRAWAL

The Funds offer shareholders a Systematic Withdrawal Plan. Call the Funds (toll-free) at 1-866-442-2473 to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $50 per period. In order to participate in the Plan, your account balance must be at least $5,000 and the minimum payment you may receive is $50 per period. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal.

Note that this plan may deplete your investment and affect your income or yield.

BY EXCHANGE

Call the Funds (toll‑free) at 1-866-442-2473 to obtain exchange information. See “Exchanging Shares” for further information.

Additional information about the Funds’ purchase and redemption procedures is available in Appendix B.

Comparison of Exchange Privileges. The Funds are subject to the same exchange privileges. You may exchange all or a portion of your investment from the same class of one Baird Fund to an identically registered account in another Baird Fund. Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. For additional information about the Funds’ exchange procedures, please see Appendix B.

Summary of the Material U.S. Federal Income Tax Consequences of the Reorganization. As a condition to the Reorganization, the Advisor shall have received an opinion of counsel, dated as of the Closing Date, to the effect that (among other conclusions) the Reorganization will qualify as a tax‑free reorganization for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code. Accordingly, while there can be no guarantee that the Internal Revenue Service (“IRS”) will adopt a similar position, neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. Notwithstanding the foregoing, the Target Fund may recognize (A) gain or loss with respect to assets as to which unrealized gain or loss is required to be recognized under U.S. federal income tax principles at the end of a taxable year, and (B) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code. The tax basis for the shares of the Acquiring Fund received by shareholders of the Target Fund pursuant to the Reorganization will be the same as their tax basis for the shares of the Target Fund that are constructively surrendered in exchange therefore. In addition, the holding period of the shares of the Acquiring Fund that are received by a shareholder of the Target Fund in connection with the Reorganization will include the period during which the shares of the Target Fund to be constructively surrendered in exchange therefore were held by such Target Fund shareholder, provided the latter shares were held as capital assets by the shareholder on the date of the exchange. See “Information About the Reorganization—Material U.S. Federal Income Tax Consequences,” below for additional tax information and for additional information concerning the tax opinion summarized below.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization. The Advisor recommended the Reorganization in connection with the proposed retention of Greenhouse as a new subadvisor to the Acquiring Fund, subject to approval by the shareholders of the Acquiring Fund. Greenhouse is a registered investment adviser based in Baltimore, Maryland with an established long-only U.S. equities strategy and is an affiliate of the Advisor. The Advisor recommended the retention of Greenhouse and the Reorganization following a strategic review of the Funds in light of their performance and scale challenges. As discussed above under “Summary – Reasons for the Reorganization,” each Fund has experienced long-term relative underperformance and is not at sufficient size to operate at financial break even. The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through another equity fund with the same investment objective that invests in small- and mid-cap companies. In addition, the Advisor believes the retention of Greenhouse as subadvisor to the combined Fund has the potential for improved net of fee performance. The Advisor also believes the Reorganization may benefit Fund shareholders by resulting in a combined Fund with a larger asset base and greater prospects for long-term viability. The Reorganization is expected to qualify as tax-free to shareholders of the Target Fund for federal income tax purposes. Alternatives to the Reorganization included a liquidation of the Target Fund, which would be a taxable event for Target Fund shareholders that are not tax exempt.

As a result, the Advisor recommended, and the Board unanimously approved, the Reorganization of the Target Fund into the Acquiring Fund pursuant to the Reorganization Agreement. In considering the Advisor’s recommendation, the Board considered a number of factors, which are discussed in more detail under the sub-section “Board Considerations” in this section of the Proxy Statement, including potential alternatives to the Reorganization. Under the Reorganization Agreement, the Advisor has agreed to bear all expenses incurred in connection with the Reorganization, other than trading costs. If the Reorganization is approved by shareholders of the Target Fund, and if the retention of Greenhouse and the new investment advisory agreement are approved by shareholders of the Acquiring Fund, the Reorganization is expected to occur in December 2021. If the Reorganization is not approved by shareholders of the Target Fund and the new investment advisory and subadvisory agreements are not approved by shareholders of the Acquiring Fund, the Board would then consider other alternatives, which may include liquidating the Target Fund.

Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Target Fund will be reorganized into the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix A, and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and material federal income tax consequences of the Reorganization.

The Reorganization. The Reorganization Agreement provides that upon the transfer of the Target Fund’s assets and liabilities to the Acquiring Fund, the Acquiring Fund will issue to the Target Fund the number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal in value to the aggregate net asset value of the Target Fund shares being exchanged therefor, calculated as of the Closing Date. The Target Fund will distribute such Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund. The Target Fund will then be terminated as a series of the Company. Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Target Fund as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on the Closing Date. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder.

Shareholders of the Target Fund will continue to be able to redeem their Target Fund Shares at NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form until the last business day prior to the Closing Date. Redemption and purchase requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption or purchase of Acquiring Fund Shares received by the Target Fund shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer agent’s books of the Target Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, approval by shareholders of the Target Fund, the receipt of a legal opinion from counsel to the Funds with respect to certain federal income tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the closing of the Reorganization will be on December 13, 2021, or such other date as is agreed to by the parties.

Material U.S. Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the expected material U.S. federal income tax consequences of the Reorganization to shareholders of the Target Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Target Fund Shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules. In addition, this discussion does not address any other state, local, or foreign income tax or non‑income tax consequences of the Reorganization or of any transactions other than the Reorganization. Note: Target Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

Contingent upon receiving satisfactory representations from the Funds and the absence of material changes in circumstances prior to the Reorganization, the law firm of Godfrey & Kahn, S.C. anticipates rendering an opinion to the Funds substantially to the effect that, based on certain facts, assumptions, and representations made by the Funds, on the basis of existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes:

1.The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;
2.No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Target Fund Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities of the Target Fund;
3.No gain or loss will be recognized by the Target Fund upon the transfer of all of Target Fund Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities of the Target Fund;
4.No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;
5.No gain or loss will be recognized by the Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Target Fund Shares as part of the Reorganization;
6.The aggregate tax basis of the Acquiring Fund Shares received by a Target Fund Shareholder pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund Shares exchanged therefor by such Target Fund Shareholder;
7.The holding period of the Acquiring Fund Shares received by a Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that at the time of the exchange, the Target Fund Shares were held as a capital asset in the hands of such Target Fund Shareholder;
8.The tax basis of each Target Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Target Fund Asset immediately prior to the transfer thereof;

9.The holding period of each Target Fund Asset in the hands of the Acquiring Fund will include the respective holding period of such Target Fund Asset in the hands of the Target Fund immediately prior to the transfer thereof;
10.The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.
No opinion will be expressed as to whether any gain or loss will be recognized (1) on Target Fund Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof), or (5) upon termination of a position. The tax opinion described above will be conditioned on certain representations and covenants made by the parties. If any of these representations or covenants is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS or the courts, nor is it a guarantee that the IRS will not assert a contrary position with respect to an issue, or that a court will not sustain such a position if asserted by the IRS. No ruling has been or will be requested from the IRS concerning the federal income tax consequences of the Reorganization. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders should consult their own tax advisors as to the specific tax consequences to them under the U.S. federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

If any assets will be sold by the Target Fund in connection with the Reorganization, the actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Target Fund. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as net capital gain distributions (to the extent of net realized long-term capital gains over net realized short-term capital losses) or net investment income distributions (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale that ends on the date of the Reorganization, and such distributions will be taxable to the Target Fund Shareholders. Even though the Reorganization is expected to be tax-free, because the Reorganization will end the taxable year of the Target Fund, the Reorganization may accelerate taxable distributions from the Target Fund to the Target Fund Shareholders for the Target Fund’s short tax year ending on the date of the Reorganization.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, usually resulting in recognition of a capital gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

Prior to the Closing Date, the Target Fund will declare and pay a dividend or dividends to its shareholders that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net realized capital gains (after reduction for any capital loss carryforward), if any, for all taxable years or periods ending on or before the Closing Date. The Reorganization is expected to result in a limitation on the ability to use any capital losses, capital loss carryforwards and, potentially, any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund. These limitations, pursuant to Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation generally may be carried forward. The Section 382 limitation generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the IRS, in effect at such time. As of August 2021, the applicable long-term tax-exempt rate was 1.58%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization. As of August 31, 2021, the Acquiring Fund had approximately $4,093,057 of net realized gains and approximately $8,738,238 of unrealized net capital gains. At December 31, 2020, the Acquiring Fund had $1,713,951 and $399,158 in short-term and long-term capital loss carryovers, respectively.

In certain instances, under Section 384 of the Code, there may also be a limitation on using the Target Fund’s capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Reorganization, or vice-versa, to the extent such gains are realized within five years following the Reorganization. As of August 31, 2021, the Target Fund had approximately $1,534,969 of net realized gains and approximately $6,353,013 of unrealized net capital gains. At December 31, 2020, the Target Fund had $1,112,826 and $112,438 in short-term and long-term capital loss carryovers, respectively. The ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by both the Target Fund and the Acquiring Fund shareholders following the Reorganization. As a result, the Target Fund shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Reorganization did not occur.

Furthermore, the use of the Target Fund’s capital loss carryforwards is subject to limitation by the Acquiring Fund for the taxable year of the Reorganization under the Code. Moreover, even if the Reorganization does not result in the limitation on the use of a Fund’s losses, prior or future transactions by a Fund may limit the use of such losses.

After the Reorganization, it is anticipated that a substantial portion of the securities previously held by the Target Fund will be disposed of to align the Baird Equity Opportunity Fund’s portfolio to Greenhouse’s investment strategy. This will result in additional portfolio transaction costs and increased taxable distributions to shareholders of the Baird Equity Opportunity Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Baird Equity Opportunity Fund’s basis in such assets. Any net realized capital gain from sales that occur after the Reorganization will be distributed to Baird Equity Opportunity Fund shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryovers), and such distributions will be taxable to shareholders that are not generally exempt from U.S. federal income taxation.

Target Fund Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.

Other U.S. federal income tax consequences related to an investment in the Acquiring Fund are discussed in the Reorganization SAI.

Board Considerations. The Board considered the proposed Reorganization of the Target Fund into the Acquiring Fund at the request of the Advisor and considering that the Advisor and the Board have been closely monitoring the performance and asset size challenges of the Funds for a number of years. The Board noted that the Advisor had undertaken a strategic review of alternatives to improve performance of the Target Fund and the Acquiring Fund, the two equity funds managed by the Advisor’s value investing team (the “Value Funds”) offered by the Company, and the Advisor had introduced the proposal to reorganize the Funds and retain Greenhouse, an affiliated investment advisor, as subadvisor to the combined Fund during the Board’s regular meeting in May 2021. The Advisor’s recommendation was based on the Advisor’s belief that the retention of Greenhouse could result in enhanced net of fees returns to shareholders while allowing shareholders to continue to pursue their investment goals through a similar fund that invests in smaller companies. At the May 2021 meeting, the Advisor noted that after considering a number of options, including liquidation of the Funds, it recommended that the Funds be combined and that Greenhouse be retained to manage the Acquiring Fund and that Joseph Milano serve as portfolio manager with a smaller company investment strategy consistent with Greenhouse’s long only private fund. The Advisor informed the Board that Greenhouse is a registered investment adviser based in Baltimore, Maryland and an affiliate of the Advisor. The Advisor introduced a proposed advisory fee of 1.25%, a subadvisory fee of 1.00% and a total net expense ratio of 1.25% for Institutional Class shares of the combined Fund. Representatives of the Advisor noted that the Advisor has a long history with Greenhouse and Mr. Milano, resulting in a high degree of confidence in Greenhouse’s capabilities.

Following the May 2021 meeting, the Board received additional information at a presentation held in July 2021 at which Mr. Milano discussed his background and Greenhouse’s history with the Advisor and provided information about Greenhouse’s investment philosophy, other accounts managed, fee structure, personnel and the firm’s long-only investment strategy. The presentation noted that Mr. Milano has prior experience managing a mutual fund at T. Rowe Price and that Mr. Milano and Greenhouse have a strong performance record in managing a long-only equity strategy focused on smaller companies. At the July 2021 presentation, the Advisor provided performance and fee comparison data, comparing Greenhouse’s long-only equity strategy and the proposed fee structure for the Acquiring Fund to other small cap and small cap blend mutual funds, as well as information about the projected revenue split between the Advisor and Greenhouse. The Board also considered proposed changes to the Fund’s name and benchmark index to the Russell 2000® Index to better align with Greenhouse’s opportunistic style, which may include both growth and value holdings.

After the July 2021 presentation, the Board requested additional information from the Advisor and Greenhouse, including fee and performance information from an independent third-party service, and reviewed and considered information provided to the Board at and following the July 2021 meeting to assist it in evaluating the Reorganization and the retention of Greenhouse to manage the combined Fund.

The Board further discussed the proposed Reorganization and retention of Greenhouse as part of the annual contract renewal process for the Funds at two meetings held in August 2021. As part of its discussions with the Advisor, the Board also considered the proposed changes to the Fund’s strategy, benchmark index and diversification status under the 1940 Act, which is subject to shareholder approval, given that the Greenhouse team runs a concentrated strategy that invests a relatively higher percentage of assets in those investments that Greenhouse believes offer the most favorable opportunity for investment. The Advisor also discussed with the Board the proposed tax consequences of the Reorganization, the proposed fees and expense structure of the Acquiring Fund and the potential impact on existing shareholders of the Funds and the proposed name change of the Acquiring Fund to the Baird Equity Opportunity Fund.

On September 7, 2021, the Board met with the Advisor to further consider the proposed Reorganization and related proposals. The Board discussed the advantages of reorganizing the Target Fund into the Acquiring Fund. Among other things, the Board reviewed, with the assistance of the Company’s legal counsel, the overall proposal for the Reorganization, including the retention of Greenhouse as subadvisor for the proposed Baird Equity Opportunity Fund with a new advisory and subadvisory fee structure, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, information about potential tax and trading costs associated with the alignment of the combined Fund’s portfolio to Greenhouse’s trading strategy, the Advisor’s recommendations regarding the Reorganization and the retention of Greenhouse, the terms of the new investment advisory agreement between the Company, on behalf of the Baird Equity Opportunity Fund, and the Advisor, including the Advisor’s supervisory responsibilities with respect to Greenhouse, alternatives to the Reorganization, and other materials and information provided prior to and during the meeting. The Board also considered the proposed expense limitation/reimbursement agreement for the Baird Equity Opportunity Fund and that pursuant to the Plan, shareholders of both Investor Class and Institutional Class shares of the Target Fund would receive Institutional Class shares of the Baird Equity Opportunity Fund and that former Investor Class shareholders would be exempt from the investment minimum otherwise applicable to the Institutional Class. The Board noted that although the management fee would increase compared to the fee currently charged to the Acquiring Fund, the Board determined that the advisory and subadvisory fees were reasonable and that the retention of Greenhouse (and the associated subadvisory fee) was expected to result in improved net of fee performance for shareholders based on the information provided by the Advisor and Greenhouse.

The Board noted the minority equity ownership in Greenhouse by Baird’s parent company, which would continue following the Reorganization, and the fact that Baird has two representatives on the board of managers of Greenhouse’s general partner. The Board considered the potential benefits of the Reorganization to the Advisor and Greenhouse, including projected revenue information and an agreement between the Advisor and Greenhouse regarding marketing and other services to the Fund, noting that the Value Funds to date have not grown to scale. The Board also considered other due diligence information provided by the Advisor and Greenhouse in response to a request from the Board in connection with both the August (in the case of the Advisor’s 15(c) renewal) and September meetings, including information about the Advisor’s and Greenhouse’s services, personnel, financial condition and compliance capabilities. The Board was informed that the Target Fund would not bear any costs of the Reorganization, which costs would be borne by the Advisor (other than trading costs), and that the value of shares of the Acquiring Fund to be received by shareholders of the Target Fund would be calculated at NAV using the same pricing methodology as used by the Target Fund. Thus, the Reorganization would not be dilutive to shareholders.

In considering the Reorganization, the Board took into account a number of factors. Specifically, the Board considered the following significant factors, among others and in no order of priority:

•the retention of a subadvisor for the proposed Baird Equity Opportunity Fund and changes to the Fund’s strategy and name, that, subject to shareholder approval of the Greenhouse Subadvisor Proposal, are expected to take place concurrent with or immediately prior to the consummation of the Reorganization;
•the fact that the Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through another equity fund that invests in small- and mid-cap companies;
•the terms and conditions of the Reorganization;
•the size of the Funds;
•the fact that the Baird Equity Opportunity Fund would have the same investment objective, invest in similar securities and therefore would have similar risks as the Target Fund, and, other than the proposed change in the Fund’s diversification status, the Funds’ fundamental and non-fundamental investment policies are identical;
•the historical investment performance of Greenhouse’s long-only investment strategy, which strategy is proposed to be used for the Baird Equity Opportunity Fund, including the performance of the Greenhouse long-only private fund since its launch on January 1, 2019;
•the retention of Greenhouse as sub-advisor for the combined Fund has the potential for improved net of fee performance for Target Fund shareholders;
•the Reorganization is expected to benefit Target Fund shareholders by resulting in a combined fund with a larger asset base, additional sales and marketing opportunities and greater prospects for long-term viability;
•the fact that the Reorganization will allow the Target Fund to stay in the Baird family of Funds with the same investment advisor and the same shareholder servicing model;

•the fact that other than the proposed retention of a subadvisor, the other service providers to the Baird Equity Opportunity Fund would remain the same;
•the proposed increase in the Baird Equity Opportunity Fund’s management fee and net expense ratio compared to the Target Fund;
•the Reorganization will provide an opportunity to spread the Funds’ fixed operating expenses over a larger combined asset base, which could lead to lower operating expenses over time;
•the Advisor’s commitment to cap the Baird Equity Opportunity Fund’s fees and expenses at 1.25% for Institutional Class shares through at least April 30, 2025;
•potential benefits to the Advisor and Greenhouse as a result of the Reorganization;
•each Fund’s prospects for future growth as a standalone Fund versus the prospects for growth as a combined Fund offering;
•that the Advisor will bear all costs associated with the Reorganization, other than trading costs, as set forth in the Reorganization Agreement;
•the fact that the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization; and
•The Reorganization is expected to qualify as tax-free for federal income tax purposes to shareholders of the Target Fund.
The Board also considered alternatives to the Reorganization, such as the liquidation of the Target Fund, which would be a taxable event for Target Fund shareholders that are not tax exempt. In considering the alternative of liquidation and its potential tax consequences to shareholders, the Board noted that: (1) shareholders not wishing to become part of the Baird Equity Opportunity Fund could redeem their shares of the Target Fund at any time prior to closing without penalty (however, redeemed shares will recognize a taxable gain or loss for federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund in the Baird family of funds with an identical investment objective and similar investment policies and risks. With regard to maintaining the Target Fund in its current state of operations, the Board determined that the Reorganization is preferable because it will allow the proposed subadvisor, Greenhouse, to manage a single fund and it should provide efficiencies due to the larger combined asset base of the Funds.

Based on the foregoing, at its September 7, 2021 meeting, the Board, which is comprised solely of directors who are not “interested persons” of the Company, through an exercise of its business judgment, concluded that, when considering the totality of the factors, the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders of the Funds would not be diluted as a result of the Reorganization. Accordingly, the Board determined to approve the Reorganization Agreement and recommended that it be submitted to Target Fund shareholders for approval.

Costs and Expenses of the Reorganization. The estimated costs of the Reorganization are $200,000, and will be borne by the Advisor and not the Funds. This amount is only an estimate and the actual amount of Reorganization costs may differ. Under the Reorganization Agreement, the Advisor has agreed to pay the following costs and expenses relating to obtaining shareholder approval from Target Fund shareholders: costs associated with preparing, printing and distributing the Form N-14 Registration Statement covering the solicitation of proxies to approve the transactions contemplated by this Agreement, and winding down the operations and terminating the existence of the Target Fund; legal fees of counsel to each of the Target Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy

Statement; and all necessary taxes in connection with the delivery of the Target Fund Assets, including all applicable federal and state stock transfer stamps. The costs of restructuring the Baird Equity Opportunity Fund’s portfolio following the Reorganization, including, but not limited to brokerage commissions and other transaction costs (if any), will be borne by the Baird Equity Opportunity Fund.

Capitalization. The following table sets forth the capitalization of the Target Fund, the Acquiring Fund and, on a pro forma basis, the successor Baird Equity Opportunity Fund, as of June 30, 2021, after giving effect to the Reorganization.

Fund Capitalization as of June 30, 2021	Net Assets	Shares Outstanding	Net Asset Value Per Share
Baird Small/Mid Cap Value Fund (Target Fund)
Institutional Class	$31,131,353	2,253,835	$13.81
Investor Class	$280,534	20,357	$13.78
Baird SmallCap Value Fund (Acquiring Fund)
Institutional Class	$35,866,657	2,052,300	$17.48
Investor Class	$328,589	18,869	$17.41
Adjustments(1)
Institutional Class	$609,123	-437,636	N/A
Investor Class	-$609,123	-39,226	N/A
Baird Equity Opportunity Fund Pro Forma (Acquiring Fund)
Institutional Class	$67,607,133	3,868,499	$17.48

(1)    Target Fund shareholders of both the Investor Class and Institutional Class will receive shares of the Acquiring Fund’s Institutional Class in connection with the Reorganization. Acquiring Fund shareholders of the Investor Class will receive shares of the Acquiring Fund’s Institutional Class in connection with the Reorganization, pursuant to a Plan of Conversion. The adjustments are made to reflect these transactions.

Recommendation of the Board of Directors. The Board of Directors unanimously recommends that shareholders of the Target Fund vote FOR the proposal to approve the Reorganization Agreement.

VOTING INFORMATION

General. The record holders of the shares outstanding of the Target Fund as of October 22, 2021 (the “Record Date”) are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposals, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not itself revoke a proxy.

Please note, shareholders who plan to attend the Meeting in person, will be required to adhere to the COVID-19-related policies in place at the Meeting location, which may include, without limitation, wearing a mask or cloth face covering while on the premises and practicing social distancing.

Quorum. In order for action to be taken at the Meeting, there must exist a quorum of shareholders eligible to vote. The presence at the meeting, in person or by proxy, of shareholders representing a majority of the Target Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the meeting.

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and entitled to vote. Abstentions will have the effect of a vote “against” Proposal 1.

It is the Company’s understanding that, due to the nature of the proposals at the meeting being “non-routine” matters, there will not be any “broker non-votes” (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) at the meeting.

Adjournment. Whether or not quorum is present at the Meeting, and if sufficient votes to approve the Reorganization Agreement are not received, the presiding officer or secretary of the Meeting may propose one or more adjournments of the Meeting to a date not more than 120 days after the original Record Date to permit the further solicitation of proxies without further notice other than an announcement at the Meeting.

Any such adjournment will require the affirmative vote of a majority of shares of the Target Fund represented at the meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote all proxies in accordance with the instructions on your proxy card for the proposals and in their discretion, shares represented by proxies that reflect abstentions.

Record Date. Only the shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, the total number of issued and outstanding shares of common stock of each class of the Target Fund is set forth below:

Outstanding Shares	Investor Class	Institutional Class
Small/Mid Cap Value Fund (Target Fund)	20,634.86	2,257,627.65

Proxy Solicitation. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail, internet, video or oral communications by certain officers of the Company or officers or employees of the Advisor, who will not be paid for these services. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, e-mail or other electronic means, will be paid by the Advisor as set forth in the Reorganization Agreement. The Target Fund has retained Broadridge Financial Solutions, Inc. as the proxy tabulator and such costs are estimated to be approximately $7,200, which will be paid for by the Advisor.

Required Vote. Proposal 1, approval of the Reorganization, must be approved by the holders of a “majority of the outstanding voting securities” of the Target Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities of the Target Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Target Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund.

The consummation of the Reorganization is contingent upon Acquiring Fund shareholder approval of the new advisory and subadvisory agreements as discussed above.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following provides certain additional information about each Fund. For additional information, please see the Acquiring and Target Funds’ Prospectus, which is incorporated herein by reference.

Tax Information. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your tax adviser before investing.

Fund distributions are taxable regardless of whether the distributions are received in cash or reinvested in additional Fund shares, unless you are a tax-exempt investor or hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions of a Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gain and net gain from foreign currency transactions), if any, generally are taxable to the Fund’s shareholders as ordinary income, except to the extent any of the distributions are attributable to and reported as “qualified dividend income,” as described below. For corporate shareholders, distributions of a Fund’s investment company taxable income may be eligible for the intercorporate dividends-received deduction. Fund distributions may not be subject to federal income tax if you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax upon withdrawal of money from such tax-deferred arrangements. A Fund may be required to withhold federal income tax at a rate set under Section 3406 of the Code (backup withholding) from dividend payments, distributions, and redemption proceeds if you fail to furnish the Fund with your correct Social Security or other applicable taxpayer identification number. You must certify that the number is correct and that you are not subject to backup withholding. The certification is included as part of the share purchase application form.

For non-corporate shareholders, to the extent that a distribution of investment company taxable income is attributable to and reported as “qualified dividend” income, such income may be eligible for the reduced federal income tax rates applicable to net long-term capital gain. If for any taxable year a Fund has gross income (excluding net capital gain) of which at least 95% was “qualified dividends,” all of that Fund’s distributions of investment company taxable income for such taxable year will be eligible for the lower federal income tax rates on “qualified dividends.” Certain holding period requirements also must be satisfied by both a Fund and the shareholder to obtain “qualified dividend” treatment.

Distributions of a Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss) will generally be taxable to shareholders as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time that a shareholder has owned Fund shares.

A distribution of a Fund’s investment company taxable income or net capital gain declared by the Fund in October, November or December, but paid during January of the following year, is taxable as if received on December 31 of the year such distribution was declared.

If the value of shares is reduced below a shareholder’s cost basis as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a distribution of a Fund’s investment company taxable income or net capital gain should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

Certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to regular income tax). The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in the shareholder’s investment income for purposes of this NII tax.

The federal income tax status of all distributions made by each Fund for the preceding year will be reported to shareholders annually. Distributions made by the Funds may also be subject to state and local taxes. Please note that distributions of both investment company taxable income and net capital gain are taxable even if reinvested in additional Fund shares.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the rate of federal income tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and the length of time that the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming shares of the same Fund at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly acquired shares to preserve the loss until a future sale, exchange or redemption.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (“IRS”) that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Please see the Reorganization SAI for additional information regarding the foreign tax credit.

Each Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when such shareholders subsequently sell, exchange or redeem those Fund shares. The Funds will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method.

Payments to Broker‑Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker‑dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Funds over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Funds as “clean” shares and charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Baird Equity Opportunity Fund Shares to be issued to the shareholders of the Target Fund in the Reorganization. Also set forth below is a summary of the material rights of shareholders of each Fund, which does not purport to be a complete description of these rights. These rights may be determined in full by reference to the applicable laws of the Wisconsin Business Corporation Law (“WBCL”), the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Amended and Restated By-laws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.” Because both Funds are series of the Company, the shareholders of both Funds have identical rights.

•Form of Organization. Both the Funds are series of Baird Funds, Inc., an open-end, diversified investment company. Both Funds currently offer Institutional Class and Investor Class shares.
•Common Stock. The Company’s authorized capital consists of an indefinite number of shares of capital stock, par value $0.01 per share. The Company’s Board is authorized to classify the Company’s shares into separate series. The Acquiring Fund is one of seventeen series of the Company that the Board has currently authorized. The Board is also authorized to further classify the shares of the Company series into classes, and has authorized two different share classes. The Acquiring Fund is offering shares of the Institutional Class to shareholders of the Target Fund in the Reorganization.
•Voting Rights. Each share of each Fund represents an interest in the Fund that is equal to and proportionate with each other share of the Fund. Shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. The Company is not required to (nor does it) hold annual shareholder meetings; however, special meetings may be called (including by at least 10% of the votes of a Fund entitled to be cast) for any purpose or purposes, unless otherwise prescribed by the WBCL. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series, except when separate voting is required by the 1940 Act, the WBCL or other applicable law.
•Shareholder Meetings. The Company is not required to (nor does it) hold annual shareholder meetings; however, special meetings may be called by the Company’s Board of Directors, the Chairman of the Board or President for any purpose or purposes. The Company will call a special meeting of shareholders in the event that the holders of at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the Company one or more written demands for the meeting describing one or more purposes for which it is to be held.
•Shareholder Liability. Under the WBCL, the shareholders of the Company are not liable to the Company or its creditors with respect to their shares except to pay the consideration for which the shares were authorized to be issued. In addition, the WBCL provides that the shareholders are not personally liable for the acts or debts of the Company.

•Director and Officer Liability. The WBCL requires the Company to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Company and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Company or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit, or (iv) willful misconduct.

Directors and Officers. The Company is managed under the general oversight of its Board of Directors. The persons currently serving as directors and officers of the Company will continue to oversee the combined Fund after the Reorganization. The Reorganization SAI provides additional information about the members of the Board of Directors of the Company, including their respective qualifications to serve as directors, their compensation and ownership in series of the Company.

Other Fund Service Providers. Both Funds use the services of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) as their fund accountant, fund administrator, transfer agent, and dividend disbursing agent. Both Funds also use the services of U.S. Bank N.A., an affiliate of Fund Services, as their custodian. Upon completion of the Reorganization, Fund Services and U.S. Bank N.A. will continue to provide services to the Baird Equity Opportunity Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. serves as the independent registered public accounting firm to both Funds, and will continue to serve in this capacity with respect to the Baird Equity Opportunity Fund following the Reorganization.

Ownership of Securities of the Funds. As of the Record Date, directors and officers of the Company as a group owned approximately 1.2% of the Institutional Class shares and none of the Investor Class shares of the Target Fund and owned, in the aggregate, approximately 1.2% of the Target Fund’s outstanding shares. As of the same date, the following persons owned beneficially or of record 5% or more of the outstanding shares of either class of the Target Fund.

Small/Mid Cap Value Fund (Target Fund)
Name and Address	Type of Ownership	% Ownership of Fund	Fund Class
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Record	64.45%	Investor
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Record	12.11%	Investor
Mary Elizabeth Miller c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Beneficial	7.81%	Investor
Baird Non-Qualified Compensation Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Record	6.67%	Institutional

Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Beneficial	25.10%	Institutional
Baird Profit Sharing and Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Record	30.32%	Institutional
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Record	32.05%	Institutional
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Record	30.61%	Institutional

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. The Company believes that Robert W. Baird & Co. Incorporated, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan and the Baird Non-Qualified Compensation Plan, owned a controlling interest in the Target Fund as of the Record Date. Shareholders with a controlling interest could affect the outcome at the special meeting.

Interests of Certain Parties in Proposal. The Advisor has financial interests in the Reorganization because it will receive advisory fees from the Baird Equity Opportunity Fund and its parent company has an ownership interest in Greenhouse. Greenhouse has a financial interest in the Reorganization because it will become the subadvisor to the Baird Equity Opportunity Fund and will receive fees from the Advisor for its services as subadvisor to the Baird Equity Opportunity Fund.

The Advisor and Greenhouse have entered into a services agreement with respect to the Baird Equity Opportunity Fund. The agreement provides that Greenhouse’s investment personnel will provide marketing assistance to the Advisor with respect to the Baird Equity Opportunity Fund and sets forth the parties’ compliance obligations and provisions related to trade allocation and Greenhouse’s right to close the Fund if needed to effectively provide subadvisory services to the Fund.

AVAILABLE INFORMATION

The Company is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC. These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549). Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e mail address: publicinfo@sec.gov, or by writing the Public Reference Branch Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 1520.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of the Acquiring Fund Shares will be passed on by the law firm of Godfrey & Kahn, S.C.

FINANCIAL HIGHLIGHTS

Financial highlights for both Funds are included in Appendix C of this Proxy Statement.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of November, 2021, by Baird Funds, Inc., a Wisconsin corporation (the “Company”), on behalf of its series the Baird SmallCap Value Fund (to be redesignated as the Baird Equity Opportunity Fund) (the “Acquiring Fund”) and the Baird Small/Mid Cap Value Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”). Robert W. Baird & Co. Incorporated, a Wisconsin corporation (“Baird”), is a party to this Agreement with respect to paragraphs 12.1 and 14.1 to 14.4 hereof only. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Target Fund are made and shall be taken or undertaken by the Company on behalf of each Fund.

The reorganization will consist of (a) the transfer of the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange for Institutional Class (the “Acquiring Class”) shares of common stock, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (b) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3); and (c) the distribution to the shareholders of each class of the Target Fund whole and fractional shares of the corresponding Acquiring Class of the Acquiring Fund in redemption of all outstanding shares of common stock, par value $0.01 per share, of the Target Fund (“Target Fund Shares”) and in complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (together, the “Reorganization”). “Target Class” shall mean the Target Fund share class set forth opposite the Acquiring Class on Schedule A.

WHEREAS, this Agreement is adopted as a “plan of reorganization” within the meaning of the Treasury Regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, the Reorganization is intended to qualify as a “reorganization,” within the meaning of Section 368(a)(1) of the Code and the Treasury Regulations promulgated thereunder, and each Fund will be “a party to a reorganization,” within the meaning of Section 368(b) of the Code;

WHEREAS, the Board of Directors of the Company has determined, with respect to the Target Fund, that: (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Company has determined, with respect to the Acquiring Fund, that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.THE REORGANIZATION AND FUND TRANSACTIONS

1.1    Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Target Fund agrees to assign, transfer and convey the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (a) to continue the business of the Target Fund and assume the Assumed Liabilities (as defined in paragraph 1.3), and (b) to deliver to the Target Fund that number of full and fractional Acquiring Fund Shares as determined in accordance with paragraph 2.2.

1.2    The assets of the Target Fund (the “Target Fund Assets”) to be acquired by the Acquiring Fund shall consist of all property and assets of the Target Fund, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividends and receivables and rights to register shares under applicable securities laws, owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the Target Fund’s books as of the Valuation Time (as defined in paragraph 2.1).

1.3    The Target Fund will use commercially reasonable efforts to discharge all of its liabilities and obligations prior to the Closing Date (as defined in paragraph 3.1), other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the “Assumed Liabilities”).

1.4    As soon as reasonably practicable after the transfer of the Target Fund Assets and assumption of the Assumed Liabilities provided for in paragraph 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record, determined as of the Valuation Time (the “Target Fund Shareholders”), full and fractional shares of stock of the Acquiring Class received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1 and will then completely liquidate. The Acquiring Fund shall issue to the Target Fund shares of common stock of the Acquiring Class with an aggregate net asset value equal to the aggregate net asset value of the respective Target Class owned by the Target Fund Shareholders at the Valuation Time. U.S. Bancorp Fund Services, LLC (“Fund Services”), in its capacity as transfer agent for the Acquiring Fund, shall open accounts or, with respect to the Target Fund Shareholders that also have accounts with the Acquiring Fund, otherwise designate accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and transfer to each such Target Fund Shareholder’s account the number of shares of the Acquiring Class based on the calculation set forth in paragraph 2.2. The liquidating distribution of the Acquiring Fund Shares shall be made by the Target Fund to the Target Fund Shareholders as of the Valuation Time in redemption of all outstanding shares of common stock of the Target Fund and in complete liquidation of the Target Fund, and thereafter the Target Fund shall have no shares of common stock outstanding. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund Shares will be issued in the manner set forth in the Acquiring Fund’s then current prospectus and statement of additional information; the Acquiring Fund, however, will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of the Acquiring Fund Shares will be shown on the books of Fund Services, the Acquiring Fund’s transfer agent.

1.5    Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6    As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Target Fund shall take further steps to wind up its affairs and to have its existence terminated as a series of the Company in accordance with Wisconsin law and the Company’s Amended and Restated Articles of Incorporation, as amended or supplemented from time to time, and shall file such documents with the U.S. Securities and Exchange Commission (the “Commission”) as may be required by the Commission. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

2.VALUATION

2.1    The value of the Target Fund Assets and the Assumed Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day preceding the Effective Time (as defined in paragraph 3.1) (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the Target Fund’s current valuation procedures.

2.2    The number of Acquiring Fund Shares to be issued (including fractional shares) in exchange for the Target Fund Assets shall be determined by dividing the per share net asset value of each Target Class by the per share net asset value of the Acquiring Class. The Company shall determine the net asset value of the Acquiring Fund Shares delivered as of the Valuation Time in accordance with the Acquiring Fund’s current valuation procedures. The Company shall determine the net asset value of the Target Fund Shares as of the Valuation Time in accordance with the Target Fund’s current valuation procedures. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding Target Fund Shares owned by the Target Fund Shareholders at the Effective Time.

2.3    The share transfer books of the Target Fund will be permanently closed at the Valuation Time and only redemption requests made by the Target Fund Shareholders pursuant to Section 22(e) of the 1940 Act, received in proper form on or prior to the Valuation Time, shall be fulfilled by the Target Fund; redemption requests received by the Target Fund after that time shall be treated as requests for the redemption of the Acquiring Fund Shares to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s accounting agent, Fund Services, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the Funds’ independent accountant.

3.CLOSING AND CLOSING DATE

3.1     The Closing shall occur on December 13, 2021, or such other date as the parties may mutually agree in writing (the “Closing Date”), immediately prior to the opening of business on such date (the “Effective Time”). The Closing shall be held at the offices of Baird, or such other place as the parties may agree in writing.

3.2    Notwithstanding anything in this Agreement to the contrary, in the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of a Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the net asset value of the Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as soon as practicable thereafter that is mutually acceptable to the Funds.

3.3    The Company shall cause U.S. Bank National Association (“U.S. Bank”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Target Fund Assets were delivered in proper form to the Acquiring Fund’s account held at U.S. Bank, custodian for the Acquiring Fund, at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Target Fund Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. U.S. Bank, on behalf of the Target Fund, shall deliver to the Acquiring Fund’s custody account at U.S. Bank as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f‑4 under the 1940 Act, in which the Target Fund Assets are deposited, the Target Fund Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered in accordance with U.S. Bank’s customary custody procedures for inter-fund reorganizations at the Effective Time.

3.4    The Company shall instruct Fund Services, in its capacity as transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names, addresses and taxpayer identification numbers of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares of each Target Class owned by each such Target Fund Shareholder immediately prior to Closing. The Company shall cause Fund Services, the Acquiring Fund’s transfer agent, to deliver at the Closing a certificate of an authorized officer as to the opening of accounts for the Acquiring Class in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books or the crediting of the appropriate number of Acquiring Fund Shares to an existing account of the Acquiring Fund, if applicable. The Acquiring Fund shall provide evidence satisfactory to the Target Fund that the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund.

3.5    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.6    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Company, on behalf of the Target Fund.

3.7    At and after the Closing, all of the Target Fund Assets shall become and be included in the assets of the Acquiring Fund and the Assumed Liabilities shall become and be included in the liabilities of and shall attach to the Acquiring Fund.

4.REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND

Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Target Fund represents and warrants to the Acquiring Fund as follows:

4.1    The Target Fund is a duly established series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin, with power under its Amended and Restated Articles of Incorporation and Amended and Restated By‑Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2    The Target Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), state “blue sky” laws and the 1940 Act. The Target Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Target Fund as set forth in its registration statement currently in effect.

4.3    The Company is registered with the Commission as an open‑end management investment company under the 1940 Act. Such registration is in full force and effect.

4.4    The Target Fund is not currently engaged in, and the execution, delivery and performance of this Agreement by the Company will not result in: (a) a violation of Wisconsin law or of the Company’s Amended and Restated Articles of Incorporation or Amended and Restated By‑Laws, each as amended or supplemented from time to time; (b) a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound; or (c) the creation or imposition of any lien, charge or encumbrance on any of the Target Fund Assets.

4.5    At or prior to the Effective Time, all material contracts and other commitments of or applicable to the Target Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Target Fund thereunder will be made, without the Target Fund or the Acquiring Fund incurring any material liability or penalty with respect thereto.

4.6    No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened in writing against the Company (with respect to the Target Fund) or the Target Fund or any of the Target Fund Assets. Neither the Company (with respect to the Target Fund) nor the Target Fund knows of any facts that are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Target Fund as conducted now or any time in the past nor is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Target Fund or its ability to enter into this Agreement or to consummate the transactions herein contemplated.

4.7    The financial statements of the Target Fund at and for the fiscal year ended December 31, 2020 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements fairly reflect the financial condition of the Target Fund as of such date and there are no known liabilities of a material amount of the Target Fund as of such date not disclosed therein. The unaudited financial statements of the Target Fund at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with generally accepted accounting principles consistently applied, and such statements fairly reflect the financial condition of the Target Fund as of such date and there are no known liabilities of a material amount of the Target Fund as of such date not disclosed therein.

4.8    Since December 31, 2020, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this paragraph 4.8, neither a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, nor a decrease in the Target Fund’s size due to redemptions, in and of themselves shall be deemed to constitute a material adverse change.

4.9    The value of the net assets of the Target Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Target Fund’s knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve‑month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

4.10    The stock transfer ledgers and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, of the Target Fund Shares.

4.11    The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

4.12    As of the date hereof, all material federal and other tax returns and reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are complete and correct in all material respects. All federal and other taxes of the Target Fund as of the date hereof (whether or not shown as due or required to be shown as due on said tax returns and reports) shall have been paid or provisions shall have been made for the payment thereof, and the Target Fund has made available to the Acquiring Fund all of the Target Fund’s previously filed tax returns. No tax authority is currently auditing or threatening in writing to audit the Target Fund and no assessment or deficiency, as reflected in writing, regarding taxes (including interest, penalties, or additions to tax) has been asserted with respect to the Target Fund. The Target Fund has not taken a position on its federal or state income tax returns which could give rise to a substantial understatement of federal or state income tax within the meaning of Code Section 6662 or the state equivalent thereof, and the Target Fund has not participated in a “reportable transaction” as such term is defined in Code Section 6707A(c).

4.13    For each taxable year since the commencement of its operations (including the taxable year of the Target Fund ending on the Closing Date), the Target Fund (i) has been, and will be, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a “regulated investment company,” within the meaning of Section 851 of the Code, and has elected to be treated as such, and (iii) has been, and will be, eligible to compute and has computed, and will compute, its federal income tax under Section 852 of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. For each taxable year of the Target Fund ending on or before the Closing Date, the Target Fund has distributed, or will distribute, substantially all of its investment company taxable income, interest income excludable from gross income less disallowed deductions, and net capital gain (in each case, as defined in the Code) and has not been, and will not be, liable for any material income or excise tax under Sections 852 or 4982 of the Code.

4.14    All issued and outstanding shares of the Target Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are, and on the Closing Date will be, duly authorized and, when sold as contemplated in its prospectus and statement of additional information, validly issued, and, upon receipt by the Company of the consideration therefor, will be fully paid and non-assessable under Wisconsin law; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of Fund Services, the Target Fund’s transfer agent, as provided in paragraph 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, and none will be outstanding on the Closing Date.

4.15    On the Closing Date, the Target Fund will have good and marketable title to the Target Fund Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Target Fund Assets hereunder, and upon delivery and payment for such Target Fund Assets, the Acquiring Fund will acquire good and marketable title thereto.

4.16    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Company, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.17    The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.18    Insofar as the following relates to the Target Fund, the registration statement filed by the Company on Form N‑14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Target Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N‑14 Registration Statement”) on the effective date of the N‑14 Registration Statement and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph 4.18 shall only apply to statements in or omissions from the Proxy Statement and the N‑14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Company or its agents for use therein relating to the Target Fund.

4.19    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Wisconsin law for the execution of this Agreement by the Company, on behalf of the Target Fund, or the performance of this Agreement by the Company, for itself and on behalf of the Target Fund, except for the effectiveness of the N‑14 Registration Statement, and the filing of any articles amendments, articles supplementary, certificates or other documents that may be required under Wisconsin law and the approval of the Target Fund Shareholders, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

4.20    The Target Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

4.21    Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund (i) is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting and designation of dividends (and the character thereof) and other distributions on and redemptions of its shares, and (ii) has withheld in respect of all dividends, other distributions and redemption proceeds, all material taxes required to be withheld and has paid such withheld amount to the proper taxing authority (except where such payments are not yet due), and is not liable for any material penalties with respect to such reporting and withholding requirements, and (iii) has collected and maintained all IRS Forms W-9 and/or Forms W-8, as applicable.

5.REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of the Company, the Acquiring Fund represents and warrants to the Target Fund as follows:

5.1    The Acquiring Fund is a duly established series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin with the power under its Amended and Restated Articles of Incorporation and Amended and Restated By‑Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

5.2    The Acquiring Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, state “blue sky” laws and the 1940 Act.

5.3    The Company is registered with the Commission as an open‑end management investment company under the 1940 Act. Such registration is in full force and effect.

5.4    The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement by the Company will not result in: (a) a violation of Wisconsin law or of the Company’s Amended and Restated Articles of Incorporation or Amended and Restated By‑Laws, each as amended or supplemented from time to time; (b) a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

5.5    No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened in writing against the Company (with respect to the Acquiring Fund) or the Acquiring Fund or any properties or assets held by the Acquiring Fund. Neither the Company (with respect to the Acquiring Fund) nor the Acquiring Fund knows of any facts that are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Acquiring Fund as conducted now or any time in the future nor is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Fund or its ability to enter into this Agreement or to consummate the transactions herein contemplated.

5.6    The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, assuming effectiveness of the N‑14 Registration Statement, will be duly and validly issued and outstanding Acquiring Fund Shares, and, upon receipt by the Acquiring Fund of the Target Fund Assets, will be fully paid and non‑assessable under Wisconsin law, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares, and none will be outstanding on the Closing Date.

5.7    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Company, on behalf of the Acquiring Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.8    The N‑14 Registration Statement and the Proxy Statement to be included in the N‑14 Registration Statement, other than as it relates to the Target Fund, on the effective date of the N‑14 Registration Statement and on the Closing Date: (a) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable; and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

5.9    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Wisconsin law for the execution of this Agreement by the Company, on behalf of the Acquiring Fund, or the performance of this Agreement by the Company, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N‑14 Registration Statement and the filing of any articles amendments, articles supplementary, certificates or other documents that may be required under Wisconsin law, and approval of the Target Fund Shareholders, and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

5.10    As of the date hereof, all material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are complete and correct in all material respects. All federal and other taxes of the Acquiring Fund as of the date hereof shown as due or required to be shown as due on said tax returns and reports shall have been paid or provisions shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or threatening in writing to audit the Acquiring Fund and no assessment or deficiency, as reflected in writing, regarding taxes (including interest, penalties, or additions to tax) has been asserted with respect to the Acquiring Fund.

5.11    For each taxable year since the commencement of its operations (including the taxable year of the Acquiring Fund that includes the Closing Date), the Acquiring Fund (i) has been, and will be, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a

“regulated investment company,” within the meaning of Section 851 of the Code, and has elected to be treated as such, and (iii) has been, and will be, eligible to compute and has computed, and will compute, its federal income tax under Section 852 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code.

5.12    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and will not, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

6.COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

6.1    The Target Fund and the Acquiring Fund each covenant to operate its business in the ordinary course as an investment company under the 1940 Act and consistent with each Fund’s election to be taxed as a regulated investment company under the Code, between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of Fund shares and such changes as are contemplated by the Funds’ normal operations. The Target Fund covenants to take any necessary steps so that it will hold securities that are compatible with both Funds’ investment objectives and principal investment strategies as of the Closing Date, subject to the receipt by Godfrey & Kahn, S.C. of satisfactory representations and warranties from the Company, the Target Fund and the Acquiring Fund in accordance with Section 9.5 of this Agreement.

6.2    Prior to the Closing Date, the Target Fund will call a meeting of the Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to seek approval of the transactions contemplated herein, subject to the terms of this Agreement.

6.3    The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than to the Target Fund Shareholders in accordance with the terms of this Agreement.

6.4    Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.5    As soon as reasonably practicable after the Closing, the Target Fund shall make the liquidating distribution required by this Agreement to the Target Fund Shareholders (in redemption of all Target Fund Shares) consisting of the Acquiring Fund Shares received at the Closing.

6.6    It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. No party shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code. Each of the Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

6.7    Prior to the Valuation Time, the Company, with respect to the Target Fund, will have declared and paid a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of: (i) the Target Fund’s “investment company taxable income” (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code, over (B) the Target Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and (iii) the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

6.8    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to consummate the transactions contemplated herein.

6.9    The Target Fund and the Acquiring Fund each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (i) the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (ii) the Acquiring Fund, title to and possession of all the Target Fund Assets and otherwise to carry out the intent and purpose of this Agreement.

6.10    The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles 7 and 8 to effect the transactions contemplated by this Agreement as promptly as practicable.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1    The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Target Fund or its agents on or prior to the Closing Date.

7.2    All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by an authorized officer of the Company in a form reasonably acceptable to the Target Fund dated as of the Closing Date to the effect set forth in this paragraph 7.2.

7.3    The Board of Directors of the Company shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a‑8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 7.3.

8.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1    The items that are required to be delivered by the Target Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2    All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by an authorized officer of the Company in a form reasonably acceptable to the Acquiring Fund dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3    The Board of Directors of the Company shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a‑8 under the 1940 Act and recommended that the Target Fund Shareholders approve this Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.3.

9.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of: (i) the Board of Directors of the Company, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Company and (ii) by a “majority of the outstanding voting securities” of the Target Fund as provided in Section 2(a)(42) of the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9.1.

9.2    The new advisory agreement, between the Advisor and the Company, on behalf of the Acquiring Fund, shall have been approved by the requisite vote of the shareholders of the Acquiring Fund and the subadvisory agreement between the Advisor and Greenhouse Funds LLLP, pursuant to which Greenhouse Funds LLLP will become a subadvisor to the Acquiring Fund, shall have been approved by the requisite vote of the shareholders of the

Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9.2.

9.3    On the Closing Date, no action, suit or other proceeding shall be pending or threatened in writing before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.4    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

9.5    The N‑14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.6    The parties shall have received an opinion of Godfrey & Kahn, S.C., addressed to each of the Acquiring Fund and the Target Fund, dated the Closing Date, as to U.S. federal income tax matters substantially to the effect that, subject to the assumptions, exceptions, limitations, and qualifications set forth therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(i)    The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)    In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Target Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities;

(iii)    In accordance with Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of the Target Fund Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities;

(iv)    In accordance with Section 361(c) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(v)    In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Target Fund Shares as part of the Reorganization;

(vi)    In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a Target Fund Shareholder pursuant to the

Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor by such Target Fund Shareholder;

(vii)    In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by a Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that at the time of the exchange, the Target Fund Shares were held as a capital asset in the hands of such Target Fund Shareholder;

(viii)    In accordance with Section 362(b) of the Code, the tax basis of each Target Fund Asset in the hands of the Acquiring Fund will be the same as the tax basis of such Target Fund Asset immediately prior to the transfer thereof;

(ix)    In accordance with Section 1223 of the Code, the holding period of each Target Fund Asset in the hands of the Acquiring Fund will include the respective holding period of such Target Fund Asset in the hands of the Target Fund immediately prior to the transfer thereof; and

(x)    The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or termination thereof), or (5) upon termination of a position. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of representations it shall request of the Company, on behalf of each Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9.5.

10.LIABILITY OF THE FUNDS

10.1    It is expressly agreed that the obligations of either the Target Fund or the Acquiring Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Company personally, but binds only the Target Fund and the Target Fund’s property or the Acquiring Fund and the Acquiring Fund’s property, as applicable. Moreover, no series of the Company other than the Target Fund or the Acquiring Fund shall be responsible for the obligations of the Company hereunder, and all persons shall look only to the Target Fund Assets to satisfy the obligations of the Target Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder.

11.AMENDMENTS, WAIVERS AND TERMINATION; NON‑SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

11.1    This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Target Fund

Shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

11.2    At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as otherwise provided herein.

11.3    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Board of Directors of the Company on behalf of the Target Fund or the Acquiring Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Directors, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Company, the Target Fund, the Acquiring Fund or the Board of Directors or officers of the Company, to the other party.

11.4    Except as specified in the next sentence set forth in this paragraph 11.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization. The other covenants to be performed after the Closing shall survive the Closing.

11.5    This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without giving effect to principles of conflicts of laws.

12.EXPENSES AND BROKERAGE FEES

12.1    Except as otherwise provided for herein, all expenses of the Reorganization contemplated by this Agreement will be borne by Baird; provided, however, that any brokerage commissions and other transaction costs will be borne by the Fund directly incurring them. The costs of the Reorganization shall include, but not be limited to: costs associated with preparing, printing and distributing the N-14 Registration Statement covering the solicitation of proxies to approve the transactions contemplated by this Agreement, and winding down the operations and terminating the existence of the Target Fund; legal fees of counsel to each of the Target Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and all necessary taxes in connection with the delivery of the Target Fund Assets, including all applicable federal and state stock transfer stamps. Notwithstanding the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code, and (ii) Baird shall pay or assume only those expenses of the Reorganization that are solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

12.2 The Company, on behalf of each Fund, represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

13.NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by facsimile, electronic delivery (i.e., e‑mail), personal service or certified mail, and addressed as follows:

To Baird or the Company:

Baird Funds, Inc.
Robert W. Baird & Co. Incorporated
Attention: Charles M. Weber
777 East Wisconsin Avenue
Milwaukee, WI 53202
Phone: (414) 765-3500

With a copy to: Godfrey & Kahn, S.C.
Attention: Ellen Drought
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202
(414) 273‑3500

14.MISCELLANEOUS

14.1 This Agreement supersedes all prior agreements between the parties (written or oral) with respect to the subject matter hereof, is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.

14.2 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

14.3 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.4 Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

BAIRD FUNDS, INC. on behalf of
BAIRD SMALL.MID CAP VALUE FUND

By: _______________________
Name: Mary Ellen Stanek
Title: President

BAIRD FUNDS, INC. on behalf of
BAIRD SMALLCAP VALUE FUND

By: _______________________
Name: Mary Ellen Stanek
Title: President

ROBERT W. BAIRD & CO. INCORPORATED
(solely with respect to paragraphs 12.1 and 14.1 to
14.4 hereof)

By: _______________________
Name: Reik Read
Title: Managing Director

Schedule A

Corresponding Classes Table

Target Fund – Target Class	Acquiring Fund – Acquiring Class
Baird Small/Mid Cap Value Fund – Investor Class	Baird SmallCap Value Fund – Institutional Class
Baird Small/Mid Cap Value Fund – Institutional Class	Baird SmallCap Value Fund – Institutional Class

APPENDIX B

PURCHASE, REDEMPTION, ACCOUNT AND OTHER POLICIES OF THE FUNDS

(References to the a “Fund,” each “Fund,” the “Funds,” and the “Baird Fund(s)” in this Appendix B are to the Acquiring Fund and the Target Fund)

Share Price

Shares of each class in a Fund are sold at their net asset value (“NAV”). Shares may be purchased or redeemed on days the New York Stock Exchange (the “NYSE”) is open. The NYSE is closed most national holidays and Good Friday.

The NAV for each class of shares of a Fund is determined as of the close of regular trading on the NYSE (normally 3:00 p.m., Central time) Monday through Friday, except on days the NYSE is not open. If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, NAV may be calculated at a different time.

The NAV for a class of shares is determined by adding the value of each Fund’s investments, cash and other assets attributable to a particular share class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding in the class.
When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:
•The name of the Fund and share class;
•The dollar amount of shares to be purchased;
•Purchase application or investment stub; and
•Check payable to Baird Funds or, if paying by wire, receipt of Federal Funds.

The Board has adopted Pricing and Valuation Committee Procedures (“Pricing Procedures”), which specify how a Fund’s investments are to be valued when calculating the Fund’s NAV.  The Board has delegated responsibility for daily pricing of the Funds’ investments to the Advisor. The Funds’ accounting agent calculates the daily NAV for each Fund.

Each Fund’s portfolio investments are generally valued using pricing information provided by a primary independent pricing service. If pricing information is not available from the primary pricing service, pricing information from an approved secondary independent pricing service or another source set forth in the Pricing Procedures may be used. Should pricing information not be available from a primary or secondary pricing service or another permitted source, the investment will be priced at its “fair value” as determined by the Valuation Committee of the Advisor, subject to the ultimate supervision of the Board.

Equity securities, including ETFs and closed-end funds, that are listed on a U.S. securities exchange are generally valued at the last sale price or official closing price at the close of that exchange. If, on a particular day, an exchange-listed security does not trade, then the security will be valued at the average of the most recent bid and asked prices. Over-the-counter equity securities for which reliable quotations are available are valued at the average of the most recent bid and asked prices.

Foreign equity securities listed on a foreign exchange are generally valued at the last sale price on the exchange on which the security is primarily traded at the time of the close of the NYSE. Listed foreign equity securities not traded on a particular day are generally valued at the mean between the last reported bid and asked quotes, or the last sale price when appropriate; otherwise, the security will be priced at fair value by the Valuation Committee. If no such quotations are available, the security will be priced at fair value by the Valuation Committee. When pricing foreign equity securities held by the International
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Growth Fund and the Global Growth Fund that are traded on markets that have closed prior to the U.S. markets, an evaluated adjustment factor provided by the fair value pricing service approved by the Board will generally be applied to the prices of such securities. The use of an evaluated adjustment factor in such instances is intended to price each such security at its fair value at the time a Fund calculates its NAV by estimating the impact of market fluctuation or movement on a security’s value if its local market were still open for trading alongside the U.S. markets. An evaluated adjustment factor will not be applied to securities primarily traded on markets that are open at the same time as U.S. equity markets are open, or when a reliable evaluated adjustment factor is unavailable.

Shares of mutual funds that are quoted on Nasdaq are generally valued at their last calculated NAV.

Debt obligations are generally valued using evaluated bid prices provided by the primary pricing service. If the primary pricing service does not price a particular debt obligation, a Fund may use an evaluated price provided by a secondary pricing service. If a secondary pricing service does not price a particular debt obligation, the Advisor may obtain and use a valuation from a dealer who was the underwriter for the issuance or who makes a market in that debt obligation or similar debt obligations. If the Advisor cannot obtain a price provided by such a dealer, the debt obligation will generally be priced at fair value by the Valuation Committee. Debt obligations purchased with a remaining maturity of 60 days or less are valued at market prices as described above, unless an evaluated price is not available from a pricing service, in which case such debt obligation is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the debt obligation, the debt obligation is priced at fair value by the Valuation Committee.

If pricing information is not readily available from a pricing service or another permitted source, or if the Advisor deems the pricing information to not represent “fair value” of the investment, the investment will be priced at its “fair value” as determined by the Valuation Committee, subject to the ultimate supervision of the Board. The price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, during periods of market volatility or illiquidity, the prices determined for any individual investment on any given day may vary significantly from the amount that can be obtained in an actual sale of that investment, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

Buying Shares

Minimum Investments

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

Minimum Investment Reductions – Institutional Class Shares
The minimum initial investment amount for Institutional Class shares is waived for all employees, directors and officers of the Advisor or the Company and members of their families (including parents,
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grandparents, siblings, spouses, children and in-laws of such employees, directors and officers). It is also waived for clients of the Advisor who acquire shares of a Fund made available through a mutual fund asset allocation program offered by the Advisor.

Minimum Investment Reductions – Investor and Institutional Class Shares
The investment minimums noted above are waived for investments in Investor and Institutional Class shares by 401(k) and other employer-sponsored retirement plans (excluding IRAs and other one person retirement plans). Also, the minimum initial investment amount for Institutional Class and Investor Class shares may be waived or reduced at the discretion of the Distributor, including waivers or reductions for purchases by health savings plans or made through certain registered investment advisers and qualified third-party platforms.

In-Kind Payments
Payment for shares of the Funds may, in the discretion of the Funds, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, contact the Funds (toll-free) at 1-866-442-2473. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. You may realize a taxable gain or loss on the contributed securities at the time of the in-kind securities payment.

Timing of Requests
Shares may only be purchased on days when the NYSE is open for business. Your price per share will be the NAV next computed after your request is received in good order by a Fund or its agents. All requests received in good order before the close of regular trading on the NYSE (normally, 3:00 p.m., Central time) will be executed at the NAV computed on that day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Receipt of Orders
The Funds may authorize one or more broker-dealers to accept on their behalf purchase and redemption orders that are in good order. In addition, these broker-dealers may designate other financial intermediaries to accept purchase and redemption orders on a Fund’s behalf. Contracts with these agents require the agents to track the time that purchase and redemption orders are received. Purchase and redemption orders must be received by the Funds or their authorized intermediaries before the close of regular trading on the NYSE (normally, 3:00 p.m., Central time) to receive that day’s share price.

Customer Identification Procedures
The Company, on behalf of each Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In compliance with Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that U.S. Bancorp Fund Services, LLC, the Company’s transfer agent (the “Transfer Agent”), will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent
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street address. Mailing addresses containing only a P.O. Box will not be accepted. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. If you require assistance when completing your application, please call (toll free) 1-866-442-2473.

If the Company or the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the initial purchase will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify a shareholder’s identity, the Fund reserves the right to redeem the shareholder’s account at the current day’s net asset value. The shareholder will be notified of such action within five business days. Any delay in processing the shareholder’s order will affect the purchase price you receive for the shares. The Company, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing. If at any time the Company or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Company or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

The Funds may not be sold to investors residing outside the U.S. and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

The Company has appointed an anti-money laundering compliance officer to oversee the implementation of the Company’s Anti-Money Laundering Program.

Market Timing Policy
Depending on various factors (including the size of the Fund, the amount of assets the Advisor typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), short-term or excessive trading into and out of the Funds, generally known as market timing, may harm all shareholders by: disrupting investment strategies; increasing brokerage, administrative and other expenses; decreasing tax efficiency; diluting the value of shares held by long-term shareholders; and impacting Fund performance. The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of market timing (the “Market Timing Policy”). Pursuant to the Market Timing Policy, the Funds may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. For these purposes, the Advisor may consider an investor’s trading history in the Funds or other Baird Funds. The Funds, the Advisor and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Company monitors and enforces its market timing policy through:

•Monitoring of trade activity;
•Restrictions and prohibitions on purchases and/or exchanges by persons believed to engage in frequent trading activity;
•Assessing a 2.00% redemption fee on redemptions and exchanges of International Growth and Global Growth Fund shares held for 90 days or less; and
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•Regular reports to the Board by the Funds’ Chief Compliance Officer regarding any instances of suspected market timing and any waivers granted by the officers and Chief Compliance Officer of the Funds of the redemption fee.

In addition, if market timing is detected in an omnibus account held by a financial intermediary, the Funds may request that the intermediary restrict or prohibit further purchases or exchanges of Fund shares by any shareholder that has been identified as having violated the Market Timing Policy. The Funds may also request that the intermediary provide identifying information, such as social security numbers, and trading information about the underlying shareholders in the account in order to review any unusual patterns of trading activity discovered in the omnibus account.

While the Funds seek to take action that will detect and deter market timing, the risks of market timing cannot be completely eliminated. For example, the Funds may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, or redemption orders to the Funds on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Funds may not be able to determine whether the purchase or sale is connected with a market timing transaction. In certain cases, the Company may rely on the market timing policies of financial intermediaries, even if those policies are different from the policy of the Company, when the Advisor believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds. Additionally, there can be no assurance that the systems and procedures of the Funds, Advisor or Distributor will be able to monitor all trading activity in a manner that would detect market timing. However, the Funds, the Advisor and the Distributor will attempt to detect and deter market timing in transactions by all Fund investors, whether directly through the Transfer Agent or through financial intermediaries.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, proxy statements and other regulatory mailings you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Funds toll-free at 1-866-442-2473 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Methods of Buying

To Open an Account	To Add to an Account
By Telephone	You may not use the telephone purchase option for your initial purchase of a Fund’s shares. However, you may call the Funds (toll-free) at
1-866-442-2473 to open a new account by requesting an exchange into another Baird Fund. See “Exchanging Shares.”
After your account has been open for seven business days, you may call the Funds (toll-free) at 1-866-442-2473 to place your order for Fund shares. Money will then be moved from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase is $100.

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	To Open an Account	To Add to an Account
By Mail
Make your check payable to “Baird Funds.” All checks must be in U.S. dollars drawn on a U.S. financial institution. Forward the check and your application to the address below. To prevent fraud, the Funds will not accept cash, money orders, third party checks, traveler’s checks, credit card checks, starter checks or U.S. Treasury checks for the purchase of shares. If your check is returned for any reason, a $25 fee will be assessed against your account and you will be responsible for any loss incurred by the Fund(s). The Funds are unable to accept post-dated checks or any conditional order or payment.

Fill out the Invest by Mail form from your confirmation statement, or indicate the Fund name, your name, address, and account number on a separate piece of paper along with your check. Make your check payable to “Baird Funds.” Forward the check and Invest by Mail form or separate letter of instruction to the address below.

By Federal Funds Wire	Forward your application to Baird Funds at the address below. Call (toll-free) 1-866-442-2473 to obtain an account number. Wire funds using the instructions to the right.
Notify the Funds of an incoming wire by calling (toll-free) 1-866-442-2473. Use the following instructions:

U.S. Bank National Association
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#: 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit:
(name of Fund, share class)
(name/title on the account)
(account #)

Wired funds must be received prior to 3:00 pm Central time to be eligible for same day pricing. The Funds, the Advisor and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Automatic Investment Plan	Open a Fund account with one of the other methods. If by mail, be sure to include your bank account number on the appropriate section of your application and enclose a voided check or deposit slip with your initial purchase application.
Call the Funds (toll-free) at 1-866-442-2473 for instructions on how to set up an Automatic Investment Plan if you did not select the option on your original application. Regular automatic investments (minimum of $100) will be taken from your checking or savings account on a monthly basis. If you do not have sufficient funds in your account or if your account is closed at the time of the automatic transaction, you will be assessed a $25 fee. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to effective date.

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	To Open an Account	To Add to an Account
Through Shareholder Service Organizations	To purchase shares for another investor, call the Funds (toll-free) at 1-866-442-2473.	To purchase shares for another investor, call the Funds (toll-free) at 1-866-442-2473.
By Exchange	Call the Funds (toll-free) at 1-866-442-2473 to obtain exchange information. See “Exchanging Shares.”	Call the Funds (toll-free) at 1-866-442-2473 to obtain exchange information. See “Exchanging Shares.”

You should use the following addresses when sending documents by mail or by overnight delivery:

By Mail Baird Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery Baird Funds, Inc. c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Funds and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Only actual physical receipt by the Transfer Agent of purchase orders or redemption requests (e.g. retrieving mail from the post office or accepting delivery from a delivery service) constitutes receipt by the Transfer Agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Selling Shares

Methods of Selling

To Sell Some or All of Your Shares
By Telephone
If you did not decline telephone redemption options, call the Funds (toll-free) at 1-866-442-2473 to place the order. (Note: for security reasons, requests by telephone will be recorded.) Telephone redemptions involving $50,000 or more of Investor Class shares are not permitted.

By Mail
Send a letter to the Funds that indicates the dollar amount or number of shares you wish to redeem. The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter and, if necessary, have the signature guaranteed. For IRAs, requests submitted without an election regarding tax withholding will be subject to tax withholding.

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To Sell Some or All of Your Shares
Systematic Withdrawal Plan
The Funds offer shareholders a Systematic Withdrawal Plan. Call the Funds (toll-free) at 1-866-442-2473 to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $50 per period. In order to participate in the Plan, your account balance must be at least $5,000 and the minimum payment you may receive is $50 per period. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal.
Note that this plan may deplete your investment and affect your income or yield.

By a Financial Intermediary	Consult your account agreement for information on redeeming shares.
By Exchange	Call the Funds (toll‑free) at 1‑866‑44BAIRD to obtain exchange information. See “Exchanging Shares” for further information.

Payment of Redemption Proceeds

You may request redemption of your shares at any time. Shares may be redeemed on days the NYSE is open. The NYSE is closed most national holidays and Good Friday. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by a Fund or its agents. All requests received in good order before the close of regular trading on the NYSE (normally, 3:00 p.m., Central time) will be executed at the NAV computed on that day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV. Payment of redemption proceeds for all methods of payment will be made promptly, typically within one to two days, and in any event not later than seven days after the receipt of a redemption request in proper form as discussed in this Prospectus. You may receive the proceeds in one of three ways:
When making a redemption request, make sure your request is in good order. “Good order” means your letter of instruction includes:
•The name of the Fund;
•The number of shares or the dollar amount of shares to be redeemed;
•Signatures of all registered shareholders exactly as the shares are registered and, if necessary, with a signature guarantee; and
•The account number.

•A check mailed to your account’s address. Your proceeds will typically be sent on the business day following the day on which the Fund or its agent receives your request in good order. Checks will not be forwarded by the U.S. Postal Service, so please notify us if your address has changed prior to a redemption request. A redemption request made within 15 days of an address change will require a signature guarantee. Proceeds will be sent to you in this way, unless you request one of the alternatives described below.
•The proceeds transmitted by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
•The proceeds transmitted by wire to a pre-authorized bank account for a $15 fee. This fee will be deducted from your redemption proceeds for complete and share specific redemptions. In the case of a partial redemption, the fee will be deducted from the remaining account balance. The fee is paid to the Transfer Agent to cover costs associated with the transfer. The Advisor reserves the right to waive the wire fee in limited circumstances. The proceeds usually will arrive at your bank the first
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banking day after we process your redemption. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, there may be a delay in sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This procedure is intended to protect the Funds and their shareholders from loss. This delay will not apply if you purchased your shares via wire payment.

The Funds typically expect they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. The Funds may also meet redemption requests through the use of a line of credit. The Funds may also make redemptions in kind (i.e., payments in portfolio securities rather than cash) to meet redemption requests. These redemption methods will be used regularly and may also be used in stressed market conditions.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees
The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee, from either a Medallion program member or a non-Medallion program member, or other acceptable signature verification of each owner is required in the following situations:

•If you are requesting a change in ownership on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•For all redemptions of Investor Class shares totaling $50,000 or more from any shareholder account.

The Funds reserve the right to waive any signature requirement at their discretion.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker-dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees.

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Non-financial transactions including establishing or modifying certain services on an account may require signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution.

Corporate, Trust and Other Accounts
Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) at 1-866-442-2473 before making the redemption request to determine what additional documents are required.

Transfer of Ownership
In order to change the account registrant or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-442-2473 before making your request to determine what additional documents are required.

Exchanging Shares
You may exchange all or a portion of your investment from the same class of one Baird Fund to an identically registered account in another Baird Fund. You may also exchange between classes of a Fund or other Baird Funds if you meet the minimum investment requirements for the class into which you would like to exchange. Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. The exchange privilege may be exercised only in those states where the class of shares of the Fund being acquired legally may be sold.

An exchange from one Baird Fund to another Baird Fund is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss unless you are a tax-exempt investor or hold your shares through a tax-deferred account such as a 401(k) plan or an IRA. A conversion from shares of one class to shares of a different class within the same Baird Fund is generally not a taxable transaction for federal income tax purposes.

Call the Funds (toll-free) at 1-866-442-2473 to learn more about exchanges and other Baird Funds.

More Information about the Exchange Privilege
The Funds and other Baird Funds are intended as long‑term investment vehicles and not to provide a means of speculating on short‑term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any shareholder who uses the exchange privilege excessively. See “Your Account—Buying Shares—Market Timing Policy.” In addition, if you exchange your shares in a Fund for shares in any other Baird Fund, you may be subject to the redemption fee, if applicable to that Fund, described under “Your Account – Selling Shares – Redemption Fee.” The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

General Transaction Policies

The Funds reserve the right to:

•Vary or waive any minimum investment requirement.

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•Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•Reject any purchase or the purchase side of an exchange request for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or a shareholder’s history of excessive trading).

•Reinvest a distribution check in your account at a Fund’s then-current NAV and reinvest all subsequent distributions if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a distribution check remains uncashed for six months. You may change the distribution option on your account at any time by writing or calling the transfer agent. Any request for change should be submitted five days prior to the next distribution.

•Redeem all shares in your account if your balance falls below the Funds’ minimum initial purchase amount for the applicable class of shares. If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•Delay paying redemption proceeds for up to seven days after receiving a request in proper form as described in this Prospectus.

•Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•Modify or terminate the exchange privilege after a 60-day written notice to shareholders.

•Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets in any 90-day period. In such cases, you may incur brokerage costs in converting these securities to cash. The Funds expect that any redemptions in kind will be made with readily marketable securities. However, shareholders who receive a redemption in kind will bear market risk until they sell the securities. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. The redeeming shareholder will generally receive a pro rata share of each security and cash position held by the distributing Fund (e.g., rounding such security positions to the nearest 100 shares or other appropriate rounding lot method), with adjustments for restricted securities, odd lots or fractional shares, or such other method of redemption that addresses any potential for overreaching or other concerns that underlie Section 17 of the Investment Company Act if applicable. The distributing Fund will distribute cash in lieu of securities held in the Fund not amounting to round lots or other securities not distributed pursuant to the adjustments described above.

•Reject any purchase or redemption request that does not contain all required documentation.

If you did not decline telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (normally, 3:00 p.m. Central time).

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Telephone trades must be received by or prior to the close of regular trading on the NYSE (normally, 3:00 p.m. Central time). During periods of significant economic or market change, shareholders may encounter higher than usual call waits and telephone transactions may be difficult to complete. Please allow sufficient time to place your telephone transaction. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Buying Shares.”

Your broker-dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 877-677-9414 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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APPENDIX C

FINANCIAL HIGHLIGHTS

Following the Reorganization, the Acquiring Fund will be the accounting survivor. The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown below. Certain information reflects financial results for a single Fund share outstanding for the entire period. The total return information presented in the tables represents the rate that an investor would have earned (or lost) on an investment in the Funds for the stated period (assuming reinvestment of all Fund distributions).

The unaudited financial highlights of the Funds for the fiscal periods presented through June 30, 2021 and the financial highlights for the fiscal years ended December 31, 2020, 2019, 2018, 2017 and 2016 were derived from financial statements audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ December 31, 2020 Annual Report. The unaudited financial highlights for the fiscal period ended June 30, 2021 are included in the Funds’ June 30, 2021 Semi-Annual Report. The Funds’ Annual Report and Semi-Annual Report are available free of charge, upon request by contacting the Company.

Baird Small/Mid Cap Value Fund – Institutional Class
	Six Months Ended		Year Ended December 31,
	June 30, 2021 (Unaudited)		2020		2019	2018		2017		2016
Per Share Data:
Net asset value, beginning of period	$12.29		$12.32		$10.51	$12.43		$10.29		$9.52
Income from investment operations:
Net investment income(1)	0.11		0.08		0.12	0.04		0.07		0.13
Net realized and unrealized gains (losses) on investments	1.41		(0.02)	(2)	1.80	(1.92)		2.14		0.72
Total from investment operations	1.52		0.06		1.92	(1.88)		2.21		0.85
Less distributions:
Distributions from net investment income	—		(0.09)		(0.11)	(0.04)		(0.07)		(0.08)
Distributions from net realized gains	—		—		—	(0.00)	(3)	(0.00)	(3)	—
Total distributions	—		(0.09)		(0.11)	(0.04)		(0.07)		(0.08)
Net asset value, end of period	$13.81		$12.29		$12.32	$10.51		$12.43		$10.29
Total return	12.37%	(4)	0.48%		18.23%	(15.11)%		21.48%		8.91%
Supplemental data and ratios:
Net assets, end of year (millions)	$31.1		$23.0		$24.3	$17.1		$16.9		$11.9
Ratio of expenses to average net assets	0.85%	(4)	0.85%		0.85%	0.94%	(6)	0.95%		0.95%
Ratio of expenses to average net assets (before waivers)	1.44%	(4)	1.65%		1.59%	1.75%		1.91%		2.86%
Ratio of net investment income to average net assets	1.63%	(4)	0.78%		1.04%	0.34%		0.62%		1.35%
Ratio of net investment income (loss) to average net assets (before waivers)	1.04%	(5)	(0.02)%		0.30%	(0.47)%		(0.34)%		(0.56)%
Portfolio turnover rate(7)	22%	(4)	84%		37%	34%		60%		38%
(1)Calculated using average shares outstanding during the period.
(2)    Due to timing of capital share transactions, the per share amount of net realized and realized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)    Amount is less than $0.005.
(4)    Not annualized.
(5)    Annualized.
(6)    Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.85%. Prior to December 1, 2018, the expense cap was 0.95%.
(7)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Small/Mid Cap Value Fund – Investor Class
	Six Months Ended		Year Ended December 31,
	June 30, 2021 (Unaudited)		2020		2019	2018		2017		2016
Per Share Data:
Net asset value, beginning of period	$12.28		$12.27		$10.48	$12.40		$10.28		$9.52
Income from investment operations:
Net investment income(1)	0.09		0.06		0.09	0.01		0.04		0.11
Net realized and unrealized gains (losses) on investments	1.41		(0.04)	(2)	1.78	(1.90)		2.13		0.71
Total from investment operations	1.50		0.02		1.87	(1.89)		2.17		0.82
Less distributions:
Distributions from net investment income	—		(0.01)		(0.08)	(0.03)		(0.05)		(0.06)
Distributions from net realized gains	—		—		—	(0.00)	(3)	(0.00)	(3)	—
Total distributions	—		(0.01)		(0.08)	(0.03)		(0.05)		(0.06)
Net asset value, end of period	$13.78		$12.28		$12.27	$10.48		$12.40		$10.28
Total return	12.21%	(5)	0.15%		17.86%	(15.25)%		21.08%		8.64%
Supplemental data and ratios:
Net assets, end of year (millions)	$280.5		$79.1		$560.4	$341.5		$86.1		$53.2
Ratio of expenses to average net assets	1.10%	(5)	1.10%		1.10%	1.19%	(6)	1.20%		1.20%
Ratio of expenses to average net assets (before waivers)	1.69%	(5)	1.90%		1.84%	2.00%		2.16%		3.11%
Ratio of net investment income to average net assets	1.38%	(5)	0.53%		0.79%	0.09%		0.37%		1.10%
Ratio of net investment income (loss) to average net assets (before waivers)	0.79%	(5)	(0.27)%		0.05%	(0.72)%		(0.59)%		(0.81)%
Portfolio turnover rate(7)	22%	(4)	84%		37%	34%		60%		38%
(1)Calculated using average shares outstanding during the period.
(2)    Due to timing of capital share transactions, the per share amount of net realized and realized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)    Amount is less than $0.005.
(4)    Not annualized.
(5)    Annualized.
(6)    Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.10%. Prior to December 1, 2018, the expense cap was 1.20%.
(7)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird SmallCap Value Fund – Institutional Class
	Six Months Ended		Year Ended December 31,
	June 30, 2021 (Unaudited)		2020		2019	2018		2017	2016
Per Share Data:
Net asset value, beginning of period	$15.56		$15.96		$13.58	$16.99		$14.83	$13.03
Income from investment operations:
Net investment income(1)	0.07		0.03		0.13	0.05		0.09	0.21
Net realized and unrealized gains (losses) on investments	1.85		0.43	(2)	2.36	(2.85)		2.59	1.76
Total from investment operations	1.92		0.46		2.49	(2.80)		2.68	1.97
Less distributions:
Distributions from net investment income	—		(0.03)		(0.11)	(0.06)		(0.09)	(0.17)
Distributions from net realized gains	—		(0.83)		—	(0.55)		(0.43)	—
Total distributions	—		(0.86)		(0.11)	(0.61)		(0.52)	(0.17)
Net asset value, end of period	$17.48		$15.56		$15.96	$13.58		$16.99	$14.83
Total return	12.34%	(3)	2.85%		18.40%	(16.45)%		18.05%	15.11%
Supplemental data and ratios:
Net assets, end of year (millions)	$35.9		$30.4		$33.0	$28.8		$33.6	$28.2
Ratio of expenses to average net assets	0.95%	(3)	0.95%		0.95%	1.00%	(5)	1.00%	1.00%
Ratio of expenses to average net assets (before waivers)	1.47%	(4)	1.64%		1.44%	1.38%		1.35%	1.43%
Ratio of net investment income to average net assets	0.82%	(4)	0.21%		0.87%	0.29%		0.61%	1.58%
Ratio of net investment income (loss) to average net assets (before waivers)	0.30%	(4)	(0.48)%		0.38%	(0.09)%		0.26%	1.15%
Portfolio turnover rate(6)	35%	(3)	61%		55%	36%		30%	49%
(1)Calculated using average shares outstanding during the period.
(2)    Due to timing of capital share transactions, the per share amount of net realized and realized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)    Not annualized.
(4)    Annualized.
(5)    Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.95%. Prior to December 1, 2018, the expense cap was 1.00%.
(6)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird SmallCap Value Fund – Investor Class
	Six Months Ended		Year Ended December 31,
	June 30, 2021 (Unaudited)		2020		2019	2018		2017	2016
Per Share Data:
Net asset value, beginning of period	$15.52		$15.97		$13.58	$16.97		$14.81	$12.99
Income from investment operations:
Net investment income(1)	0.05		(0.01)		0.09	0.01		0.06	0.18
Net realized and unrealized gains (losses) on investments	1.84		0.42	(2)	2.37	(2.85)		2.58	1.75
Total from investment operations	1.89		0.41		2.46	(2.84)		2.64	1.93
Less distributions:
Distributions from net investment income	—		(0.03)		(0.07)	—		(0.05)	(0.11)
Distributions from net realized gains	—		(0.83)		—	(0.55)		(0.43)	—
Total distributions	—		(0.86)		(0.07)	(0.55)		(0.48)	(0.11)
Net asset value, end of period	$17.41		$15.52		$15.97	$13.58		$16.97	$14.81
Total return	12.18%	(3)	2.54%		18.19%	(16.71)%		17.78%	14.84%
Supplemental data and ratios:
Net assets, end of year (millions)	$0.3		$0.3		$0.9	$0.8		$2.6	$2.6
Ratio of expenses to average net assets	1.20%	(4)	1.20%		1.20%	1.25%	(5)	1.25%	1.25%
Ratio of expenses to average net assets (before waivers)	1.72%	(4)	1.89%		1.69%	1.63%		1.60%	1.68%
Ratio of net investment income to average net assets	0.57%	(4)	(0.04)%		0.62%	0.04%		0.36%	1.33%
Ratio of net investment income (loss) to average net assets (before waivers)	0.05%	(4)	(0.73)%		0.13%	(0.34)%		0.01%	0.90%
Portfolio turnover rate(6)	35%	(3)	61%		55%	36%		30%	49%
(1)Calculated using average shares outstanding during the period.
(2)    Due to timing of capital share transactions, the per share amount of net realized and realized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)    Not annualized.
(4)    Annualized.
(5)    Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.20%. Prior to December 1, 2018, the expense cap was 1.25%.
(6)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

STATEMENT OF ADDITIONAL INFORMATION

Dated November 4, 2021

FOR THE REORGANIZATION OF

BAIRD SMALL/MID CAP VALUE FUND

into

BAIRD SMALLCAP VALUE FUND

(the “Reorganization”)

Each, a series of Baird Funds, Inc.

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-442-2473
www.BairdFunds.com

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus. This Reorganization SAI supplements, and should be read in conjunction with, the Proxy Statement/Prospectus dated November 4, 2021 (the “Proxy Statement”), relating to the Reorganization. The Proxy Statement/Prospectus relating to the Reorganization may be obtained from Baird Funds, Inc. (the “Company”) by writing or calling the Company at the address and telephone number shown above.

You should rely only on the information contained in this Reorganization SAI and the Proxy Statement. The Company has not authorized others to provide additional information. This Reorganization SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

GENERAL INFORMATION

This Reorganization SAI and the Proxy Statement are related to the reorganization of the Baird Small/Mid Cap Value Fund (the “Target Fund”) with and into the Baird SmallCap Value Fund (the “Acquiring Fund”), each a series of the Company, which involves (a) the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for Institutional Class shares of common stock, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (b) the assumption by the Acquiring Fund of the liabilities of the Target Fund; and (c) the distribution to the shareholders of each class of the Target Fund full and fractional shares of the Institutional Class of the Acquiring Fund in redemption of all outstanding shares of common stock, par value $0.01 per share, of the Target Fund (“Target Fund Shares”) and in complete liquidation of the Target Fund (together, the “Reorganization”). The Reorganization will be effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization.

The Reorganization is subject to approval by Target Fund shareholders and contingent upon approval by shareholders of the Acquiring Fund of new investment advisory and subadvisory agreements, pursuant to which Robert W. Baird & Co. Incorporated (the “Advisor”) would continue to act as investment advisor to the Acquiring Fund and Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”) would be retained as subadvisor to the Acquiring Fund. If shareholders of the Acquiring Fund approve the foregoing items, the name of the Acquiring Fund will change to the “Baird Equity Opportunity Fund.” Please refer to the Proxy Statement for more specific information. The “Fund” referred to below is the Baird Equity Opportunity Fund.

Please note certain information contained in this Reorganization SAI assumes Acquiring Fund shareholder approval of the new investment advisory and subadvisory agreements. This Reorganization SAI and the changes herein will only be effective upon shareholder approval of the applicable proposal. In particular, information related to the advisory and subadvisory agreements, the Subadvisor and the portfolio manager in this Reorganization SAI assume Acquiring Fund shareholder approval of the new investment advisory and sub-advisory agreements.

The Company is an open-end, diversified management investment company. The Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000. The Company is authorized to issue shares of common stock in series and classes. Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class. Investor Class shares of the Fund are not currently offered for sale. The Company also offers 14 other series that are described in separate Prospectuses and SAIs.

ADDITIONAL INFORMATION ABOUT THE REGISTRANT

INVESTMENT STRATEGIES AND RISKS

General Information Regarding the Fund

The investment advisor to the Fund is Robert W. Baird & Co. Incorporated (the “Advisor”). The sub-advisor to the Fund is Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”).

As a principal investment strategy, the Fund invests primarily in equity securities companies with small- to medium-market capitalizations, which may include common stocks, preferred stocks, American Depositary Receipts (“ADRs”) or other depositary shares or receipts, rights, warrants, exchange-traded funds (“ETFs”), and options whose reference asset is an equity security or equity securities index.

The proposal that the Fund be classified as non-diversified is subject to approval by shareholders of the Acquiring Fund. The below discussion assumes shareholder approval of this proposal.

Non-Diversification

The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund is permitted to invest its assets in a more limited number of issuers than diversified investment companies. However, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, at the close of each quarter of the Fund’s taxable year, (i) not more than 25% of the total value of the Fund’s total assets may be invested in (a) the securities (other than U.S. government securities or the securities of other regulated investment companies (“RICs”)) of any one issuer, (b) the securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which, are determined pursuant to regulations under the Code, to be engaged in the same or similar trades or businesses, and (c) the securities of one or more qualified publicly traded partnerships, and (ii) with respect to 50% of the total value of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

Note on Percentage Limitations

Whenever an investment objective, policy or strategy of the Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid investments. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, the Fund may exceed such percentage limitations from time to time.

Sector Exposure and Industry Limitations

The Fund’s investments could be concentrated in one or more economic sectors. Similarly, it is also possible the Fund will have no exposure to one or more economic sectors. An economic sector refers to a large segment of the general economy and is comprised of multiple industries that operate in that segment. Under the Global Industry Classification Standards (“GICS”), an industry classification system developed by Morgan Stanley Capital International in collaboration with S&P Dow Jones Indices, there are 11 economic sectors that comprise nearly all business activity within the economy, including energy, materials, industrials, consumer discretionary, consumer staples, health care, financials, information technology, real estate, communication services and utilities. Within each economic sector, there are numerous industries and sub-industries. An industry is a group of companies that conduct similar business activities. The Fund will not purchase a security if, as a result, the Fund will have 25% or more of its total assets in a single industry.

Significant exposure to a particular economic sector will present the Fund with special risks associated with that sector. The performance of a particular sector may be vulnerable to general economic conditions, changes in prevailing interest rates, political developments, adverse laws and regulations and their enforcement, social and reputational changes, and the performance of industries and companies within the sector.

Real Estate Investment Trusts

As a non-principal strategy, the Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust (that would otherwise be taxed as a regular corporation) which meets certain definitional requirements of the Code. The Code permits a qualifying REIT to deduct its dividend payments from taxable income, thereby effectively eliminating corporate level federal income tax to the extent dividends are paid. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

ETFs, Other Investment Companies and Index-Based Investments

The Fund may invest in securities issued by other investment companies, including mutual funds, ETFs and closed-end funds, to the extent permitted by the 1940 Act and the rules and regulations thereunder. Under the 1940 Act, a fund generally may not acquire (1) more than 3% of the voting stock of any one investment company, (2) securities of an investment company with a value in excess of 5% of the fund’s total assets or (3) securities of all investment companies with a value in excess of 10% of the fund’s total assets. The Fund may purchase shares of unaffiliated money market funds, ETFs and other mutual funds in excess of these limits as permitted by the 1940 Act and the “fund of funds” rules promulgated thereunder, including Rule 12d1-4. The Fund may invest in money market mutual funds when the stock markets are expected to decline or when attractive equity investments are otherwise unavailable. The Fund may acquire ETFs and other investment companies as a means of investing cash temporarily in instruments consistent with the Fund’s investment objective.

ETFs are investment companies that are bought and sold on a securities exchange. Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by an ETF. Investments in index-based investments are subject to the same risks as investments in the securities that comprise the index. Index-based, or “passive”, ETFs acquire and hold either (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index. Accordingly, the market price of index-based investments fluctuates in relation to changes in the value of the underlying portfolio of securities.

Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the ETF’s underlying index, and the value of their shares should, under normal circumstances, closely track the value of the underlying index’s component securities. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while an index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

In connection with their investments in ETF shares or shares of another investment company, the Fund will incur various costs. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. Generally, those fees include, but are not limited to, trustees’ fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of an investment company or ETF and, therefore, the shares representing a beneficial interest therein. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may also realize capital gains or losses when shares of the other investment company are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.

As a non-principal investment strategy, the Fund may invest in investment companies or vehicles (such as ETFs) that seek to track the composition and performance of a specific index.

Money Market Instruments. As a non-principal investment strategy, the Fund may invest from time to time in “money market instruments,” a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes, corporate bonds with remaining maturities of 13 months or less and money market funds. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor or Subadvisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund’s net assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

Investments by the Fund in commercial paper will consist of issues rated at the time A-1 by S&P, Prime-1 by Moody’s or a similar short-term credit rating by another nationally recognized statistical rating organization. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or Subadvisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master demand notes only when the Advisor or Subadvisor deems the investment to involve minimal credit risk.

U.S. Government Obligations. As a non-principal investment strategy, the Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), commonly referred to as “Fannie Mae,” General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation (“FHLMC”), commonly referred to as “Freddie Mac,” Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. For instance, securities issued by GNMA are supported by the full faith and credit of the United States, while securities issued by FNMA and FHLMC are supported only by the discretionary authority of the U.S. government.

Borrowings. As a non-principal investment strategy, the Fund may borrow money from banks to the extent allowed (as described below) to meet shareholder redemptions or for other temporary or emergency purposes. Any borrowings by the Fund may not remain outstanding for more than 15 business days. If the securities held by the Fund should decline in value while borrowings are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the Fund’s net asset value may be subject to greater fluctuation until the borrowing is paid off. The Fund has established a line of credit with U.S. Bank, the Fund’s custodian bank, by which the Fund may borrow money for temporary or emergency purposes. The Fund may pledge assets to secure bank borrowings which are limited to 33 1/3% of the Fund’s total assets. An unsecured line of credit is available to the Fund for any period during which U.S. Bank is an affiliate of the Fund.

Preferred Stocks. As a non-principal investment strategy, the Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non‑compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. The Fund will limit its investments in preferred stock to no more than 5% of their respective net assets.

Derivatives. The following discussion of options relates to the Fund’s use of derivatives as a principal investment strategy. The regulation of derivatives markets is undergoing changes in connection with new Rule 18f‑4 under the 1940 Act, which was adopted by the SEC in 2020 to govern the use of derivatives and certain related instruments by registered investment companies (the “Derivatives Rule”). The Derivatives Rule will replace existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule, the Derivatives Rule will require registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value‑at-risk (“VaR”) leverage limit and implement a derivatives risk management program. The Fund expects to qualify as a “limited derivatives user” such that many of these new requirements will not apply to the Fund. The compliance date for the Derivatives Rule is August 19, 2022.

Derivatives – Options. As a principal investment strategy, the Fund may purchase and sell (or write) options to hedge its portfolio or enhance returns with aggregate premiums paid for option purchases not exceeding 5% of the Fund’s total assets and total exposure for written or sold options (i.e., delta-adjusted aggregate notional value) not exceeding 10% of the Fund’s total assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.

Options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

Purchasing Options. The Fund may purchase put options on portfolio securities at or about the same time that the Fund purchases the underlying security or at a later time. By buying a put, the Fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase the Fund’s return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a “closing sale transaction” (a sale by the Fund, prior to the exercise of the option that the Fund has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

Writing Call and Put Options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.

The Fund may sell call options on securities or indices. A call option on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash, cash equivalents or other liquid securities in such amount as required are segregated or “earmarked” on the Fund’s records) upon conversion or exchange of other securities held by the Fund, or by segregating or earmarking cash, cash equivalents or other liquid securities on the Fund’s records. A call option on an index is covered if cash, cash equivalents or other liquid securities equal to the contract value are segregated or earmarked on the Fund’s records. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference in cash, cash equivalents or other liquid securities is segregated or earmarked on the Fund’s records.

The Fund’s obligations under a covered call option written by the Fund may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period.

By writing a covered call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Fund. When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

A put option on a security or an index written by the Fund is “covered” if cash, cash equivalents or other liquid securities is segregated or earmarked on the Fund’s records equal to the exercise price. A put option written by the Fund is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference in cash, cash equivalents or other liquid securities is segregated or earmarked on the Fund’s records.

Other Risks Associated with Investing in Options. Investing in options is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. Other risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Foreign Securities and ADRs. As a principal investment strategy, the Fund may invest up to 15% of its total assets in foreign equity securities including common stocks, ordinary shares and ADRs. In determining whether a company is a U.S. or non-U.S. company, the Fund considers a number of factors, including the company’s jurisdiction of incorporation or organization, the location of the company’s corporate or operational headquarters or principal place of business, the location of the principal trading market for the company’s common stock, the location(s) of a majority of the company’s assets or production of its goods and services, and the locations of the primary sources of the company’s revenues or profits. The Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs in which the Fund may invest will be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

While “sponsored” and “unsponsored” ADR programs are similar, there are differences regarding ADR holders’ rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer’s request.

Although the Fund’s investments in foreign companies will primarily consist of companies located in industrialized or developed countries, some foreign companies may be domiciled in or derive substantial revenues from countries in emerging markets, which may be more susceptible to political, social or economic instability in those countries and greater price volatility.

Illiquid Securities. The Fund may hold up to 15% of the value of its net assets in illiquid securities. “Illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Securities that are not registered under the federal securities laws and cannot be sold to the U.S. public because of SEC regulations (known as “restricted securities”) generally are regarded as illiquid securities unless the Advisor or Subadvisor determines otherwise. If the Fund should hold more than 15% of its net assets in illiquid securities, the Advisor or Subadvisor will consider appropriate steps under its liquidity risk management program to protect maximum liquidity, including the orderly sale of illiquid securities, and will make notices as required by SEC rules. Please note that a considerable period may elapse between a decision to sell illiquid securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Cash or Similar Investments; Temporary Strategies

As a non-principal investment strategy, under normal market conditions, the Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, money market mutual funds, repurchase agreements, commercial paper or certificates of deposit. In addition, in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Subadvisor may invest up to 100% of the Fund’s total assets in such investments. When the Fund takes a temporary position, the Fund may not achieve its investment objective.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve their respective investment objectives.

The Fund may sell a portfolio investment soon after its acquisition if the Subadvisor believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons described in the prospectus, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, distributions attributable to such gains will be taxed to Fund shareholders at ordinary income rates for federal income tax purposes. The table below shows the portfolio turnover rate for Fund for the last two fiscal years.

Portfolio Turnover Rate During Fiscal Years Ended December 31,
2020	2019
61%	55%

INVESTMENT OBJECTIVE AND LIMITATIONS

Investment Objective

The investment objective of the Fund cannot be changed without shareholder approval, which requires the approval of a “majority of the Fund’s outstanding voting securities,” as defined below.

Fundamental Investment Limitations

The Fund is subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Fundamental Investment Limitation No. 1 is subject to approval by shareholders of the Acquiring Fund at a special meeting to be held on or about December 7, 2021.

The Fund:

1.May not, with respect to 50% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and the securities of other regulated investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.

3.May not issue senior securities, except as permitted under the 1940 Act.

4.May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5.May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

With respect to Fundamental Investment Limitation No. 2, “any longer permissible period” means any longer period authorized by the SEC in accordance with Section 18(f)(1) of the 1940 Act and “applicable laws” means the 1940 Act, any rule, regulation or exemptive order thereunder or SEC staff interpretation thereof.

Under the 1940 Act, in addition to borrowing from banks, the Fund may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes. The Fund does not intend to borrow from parties other than banks.

With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Fund to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act as currently in effect, such derivative transactions will not be deemed “senior securities” if the Fund segregates or earmarks assets on the Fund’s records or otherwise cover their obligations to limit the Fund’s risk of loss, such as through offsetting positions. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC guidance with an updated framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. The Fund expects to qualify as a limited derivatives user. In any event, complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business.

With respect to Fundamental Investment Limitation No. 7, the Subadvisor determines industry classifications for the Fund in accordance with the Global Industry Classification Standards, an industry classification system developed by Morgan Stanley Capital International in collaboration with S&P Dow Jones Indices, or other classification sources maintained and developed by third parties. In the absence of such classification, or if the Subadvisor determines in good faith based on its own analysis that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Subadvisor may classify an issuer accordingly. Thus, the composition of an industry may change from time to time. The Fund may be concentrated in a sector but will not be concentrated in any industry. There is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions even though the proceeds from the sale of those instruments by such governmental authorities may be used to fund projects in particular industries. For purposes of Fundamental Investment Limitation No. 7, investment companies are not considered to be part of any industry and, to the extent the Fund invests its assets in underlying investment companies, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of industries through its investment in one or more underlying investment companies.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

Non-Fundamental Investment Limitations

The following are the Fund’s non-fundamental operating policies, which may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

The Fund may not:

1.Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

4.Make any loans, other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) repurchase agreements.

5.Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls.

6.Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least a 60-day notice.

The Fund’s non-fundamental investment policies listed above may be changed with the approval of the Board. Unless noted otherwise, if a percentage restriction set forth in the Fund’s Prospectus or this SAI is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

For purposes of the Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

NET ASSET VALUE

Shares of the Fund are sold on a continual basis at the NAV next computed following receipt of an order in proper form by a dealer, the Fund’s distributor, Robert W. Baird & Co. Incorporated (the “Distributor”), or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). Shares of the Fund may be purchased or redeemed only on days the New York Stock Exchange (“NYSE”) is open.

The NAV per share for each class of shares of the Fund is determined as of the close of regular trading on the NYSE (normally, 3:00 p.m., Central time), Monday through Friday, except on days the NYSE is not open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day,

Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Consistent with industry practice, the NAV per share of the Fund is calculated separately for the Investor Class and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class. The result, rounded to the nearest cent (two decimal places), is the NAV per share. As is the case for all mutual funds, rounding the NAV to the nearest cent (two decimal places) may impact each share Class’ NAV. The results of rounding, including performance results, may be more pronounced when there are large purchases or redemptions from either share Class. When determining NAV, expenses are accrued and applied daily.

The Board has adopted Pricing and Valuation Committee Procedures (“Pricing Procedures”), which specify how the Fund’s investments are to be valued when calculating the Fund’s NAV. The Board has delegated responsibility for daily pricing of the Fund’s investments to the Advisor. The Fund’s accounting agent calculates the daily NAV for the Fund.

The Fund’s portfolio investments are generally valued using pricing information provided by a primary independent pricing service. If pricing information is not available from the primary pricing service, pricing information from an approved secondary independent pricing service or another source set forth in the Pricing Procedures may be used. Should pricing information not be available from a primary or secondary pricing service or another permitted source, the investment will be priced at its “fair value” as determined by the Valuation Committee of the Advisor, subject to the ultimate supervision of the Board.

Equity securities, including ETFs and closed-end funds, that are listed on a U.S. securities exchange are generally valued at the last sale price or official closing price at the close of that exchange. If, on a particular day, an exchange-listed security does not trade, then the security will be valued at the average of the most recent bid and asked prices. Over-the-counter equity securities for which reliable quotations are available are valued at the average of the most recent bid and asked prices.

Foreign equity securities listed on a foreign exchange are generally valued at the last sale price on the exchange on which the security is primarily traded at the time of the close of the NYSE. For securities traded in certain countries, market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and asked prices. Listed foreign equity securities not traded on a particular day are generally valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise, the security will be priced at fair value by the Valuation Committee. Non-exchange traded foreign equity and debt securities are generally priced on the basis of valuations provided by the pricing service or at the mean between the bid and asked quotes. If no such quotations are available, the security will be priced at fair value by the Valuation Committee.

Shares of mutual funds that are quoted on Nasdaq are generally valued at their last calculated NAV. If a mutual fund is not quoted on Nasdaq, the mutual fund’s value will be determined by obtaining the NAV last calculated by the mutual fund, unless the Advisor does not believe such NAV is a fair value, in which case the mutual fund will be priced at fair value by the Valuation Committee.

Debt obligations are generally valued using evaluated bid prices provided by the primary pricing service. To calculate an evaluated price, a pricing service uses various market inputs such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, comparable securities, bids, offers and reference data, as well as market indicators, and issuer, industry and economic events. If the primary pricing service does not price a particular debt obligation, the Fund may use an evaluated price provided by a secondary pricing service. If a secondary pricing service does not price a particular debt obligation, the

Advisor may obtain and use a valuation from a dealer who was the underwriter for the issuance or who makes a market in that debt obligation or similar debt obligations. If the Advisor cannot obtain a price provided by such a dealer, the debt obligation will generally be priced at fair value by the Valuation Committee. Debt obligations purchased with a remaining maturity of 60 days or less are valued at market prices as described above, unless an evaluated price is not available from a pricing service, in which case such debt obligation is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the debt obligation, the debt obligation is priced at fair value by the Valuation Committee. In prescribed circumstances, such as for new issues of debt obligations or when a pricing service ceases pricing a debt obligation, the Advisor may use other methods to value Fund investments, such as obtaining a valuation from an underwriter or dealer.

Other securities or assets held by the Fund are generally valued using prices quoted by the exchange on which they are traded or using other applicable market quotations, unless such information is not available, in which event they will be priced at fair value by the Valuation Committee.

If pricing information is not readily available from a pricing service or another permitted source, or if the Advisor deems the pricing information to not represent “fair value” of the investment, the investment will be priced at its “fair value” as determined by the Valuation Committee, subject to the ultimate supervision of the Board. In determining fair value of the Fund’s investment, the Valuation Committee applies valuation methods approved by the Board and takes into account relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, during periods of market volatility or illiquidity, the prices determined for any individual investment on any given day may vary significantly from the amount that can be obtained in an actual sale of that investment, and the Fund’s NAVs may fluctuate significantly from day to day or from period to period.

The calculation of NAV of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE (normally, 3:00 p.m., Central time), and at other times, may not be reflected in the calculation of NAV of the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Fees for Certain Shareholder Services. Broker-dealers and other financial intermediaries may be paid by the Advisor or the Distributor for advertising, distribution or shareholder services. These payments may be in addition to any amounts paid by the Fund under the distribution and shareholder servicing plan adopted by the Board (see “Distribution Plan,” below) or any amounts paid by the Fund for sub-transfer agency or other administrative services. Depending on the terms of the particular account, broker-dealers and other financial intermediaries also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. The intermediaries are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Suspension of Redemption Right. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Redemption in Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that, with respect to redemptions which the Company has the right to satisfy in assets other than cash, the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the NAV of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash. If so requested by a redeeming shareholder and subject to the Fund’s approval, redemptions in-kind may be made entirely in securities. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.

Involuntary Redemptions. In addition to the situations described in the Fund’s Prospectus under “General Transaction Policies,” the Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s Prospectus.

Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder’s registered representative or account representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt and such redemption will result in a taxable capital gain or loss for federal income tax purposes, unless the shares are held by a tax-exempt investor or are held in a tax-deferred or other tax-advantaged arrangement such as a 401(k) plan or individual retirement account (“IRA”). Shares of the new mutual fund series of the Company into which the shareholder is investing will be purchased at the NAV per share next determined after acceptance of the request by the Fund’s Transfer Agent in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

Automatic Investment Plan. The Investor Class and Institutional Class shares of the Fund offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, monthly basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount from the shareholder’s account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Automatic Investment Plan.

The Automatic Investment Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.

Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

Systematic Withdrawal Plan. The Fund offers shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of the Fund worth at least $5,000 at current NAV at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

In-Kind Payments. Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Fund (toll-free) at 1-866-442-2473. In connection with an in‑kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. You may realize a taxable capital gain or loss on the contributed securities at the time of the in-kind securities payment.

Individual Retirement Accounts. The Company has a plan (the “Traditional IRA”) available for use by individuals with earned income who wish to use shares of the Fund as a funding medium for individual retirement saving. For contributions made for tax years beginning after December 31, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019 repeals the prohibition on contributions to a traditional IRA by an individual who has attained age 70½.

The Company also has available a Roth Individual Retirement Account (the “Roth IRA”) for retirement saving for use by individuals with earned income. For 2021, a single individual with modified adjusted gross income of less than $140,000 may contribute to a Roth IRA (for married couples filing jointly, the 2021 modified adjusted gross income limit is $208,000), and contributions may be made even after the Roth IRA owner has attained age 70½, as long as the account owner has earned income.

The Company permits certain employers (including self-employed individuals) to make contributions to employees’ Traditional IRAs if the employer establishes a Simplified Employee Pension (“SEP”) plan.

Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only). The Company also has available a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). If an employer establishes a SIMPLE IRA Plan, contributions under the SIMPLE IRA Plan are made to eligible employees’ SIMPLE Individual Retirement Accounts (“SIMPLE IRAs”). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee’s salary reduction contributions, up to a limit of 3% of the employee’s eligible compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee’s eligible compensation.

In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and net capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Fund. Any person who wishes to establish a retirement plan account may do so by contacting the Fund (toll-free) at 1-866-442-2473. The complete plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The below discussion assumes the approval of the Reorganization by shareholders of the Small/Mid Cap Value Fund and the change of the name of the Baird SmallCap Value Fund to the Baird Equity Opportunity Fund, which is contingent upon approval of the new investment advisory agreement and the subadvisory agreement with Greenhouse discussed above.

The Company’s Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of 16 series (one of which is listed below) (a “series” or “Fund”). The Fund consists of the number of shares set forth in the table below:

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series
Investor Class	Baird Equity Opportunity Fund	Indefinite
Institutional Class	Baird Equity Opportunity Fund	Indefinite

The remaining series of common stock representing currently outstanding interests in 15 other investment portfolios of the Company are described in separate SAIs. One of these investment portfolios, the Baird Long-Term Credit Bond Fund, is not currently being offered for sale. The Board may classify or reclassify any particular class of shares into one or more additional series or classes. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in distributions of net investment income and net capital gains by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the distribution and shareholder servicing plan (see “Distribution Plan,” below).

ADDITIONAL INFORMATION CONCERNING TAXES

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your tax adviser before investing.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and to distribute its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. However, if the Fund were to fail to qualify as a regulated investment company and was unable to obtain relief from such failure: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a regular corporation, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders could be eligible for qualified dividend income treatment. This double taxation would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (“IRS”) that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholders sell, exchange or redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares of the Fund during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS‑approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Capital Loss Carryovers

To the extent that the Fund realizes future net capital gains, those gains can be offset by any unused capital loss carryovers, to the extent permitted under the Code, which may in turn decrease the amount of taxable distributions made by the Fund. At December 31, 2020, the Fund’s accumulated net realized capital loss carryovers without expiration were:

Capital Loss Carryover		Year of Expiration
Short-Term	Long-Term	Short-Term	Long-Term
$1,713,951	$399,158	Indefinitely	Indefinitely

If the Fund incurs net capital losses in future taxable years, those losses will be carried forward to subsequent taxable years without expiration until used in their entirety, and the losses will retain their character as short-term or long-term.

MANAGEMENT OF THE COMPANY

Under the laws of the State of Wisconsin, the business and affairs of the Company (including the Fund) are managed under the direction of the Board. The Board is responsible for acting on behalf of the shareholders.

The Company does not normally hold shareholders’ meetings except when required by the 1940 Act or the Wisconsin Business Corporation Law (WBCL). Under the 1940 Act, shareholder meetings are required to vote on director nominees, to approve an investment advisory agreement and to change fundamental investment policies. Under the Company’s By-Laws, the Company is not required to hold an annual meeting in any year in which the 1940 Act does not require a shareholder vote to elect directors, approve the Company’s investment advisory agreement, ratify the independent auditors or approve the Company’s distribution agreement.

Board Leadership Structure

The Board is comprised of five Independent Directors – John W. Feldt, Darren R. Jackson, Cory L. Nettles, Frederick P. Stratton, Jr. and Marlyn J. Spear. Ms. Spear serves as Chair of the Board. The Board has established two standing committees – the Audit Committee and the Nominating Committee. Mr. Feldt, an Independent Director, serves as the Chair of the Audit Committee. Mr. Stratton, an Independent Director, serves as the Chair of the Nominating Committee. The Audit Committee and the Nominating Committee are each comprised entirely of Independent Directors. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the Nominating Committee select and nominate all candidates for Independent Director positions.

Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Director Qualifications,” below. The Board reviews its leadership structure regularly. The Board believes that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board’s role is one of oversight rather than management. The Board’s committee structure assists with this oversight function. The Board’s oversight extends to the Fund’s risk management processes. Those processes are overseen by Fund officers, including the President, Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

The Advisor reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Company as a whole. The Advisor reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund. The Advisor also oversees the risk management policies adopted by the Subadvisor.

The Board has appointed the CCO who meets quarterly in executive session with the Directors and participates in the Board’s regular meetings. In addition, the CCO presents an annual report to the Board regarding the operation of the Fund’s compliance policies and procedures and those of the Fund’s principal service providers. The CCO, together with other Fund officers, regularly discusses risk issues affecting the Company during Board meetings. The CCO also provides updates to the Board on the operation of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or representatives of the Advisor’s legal department report to the Board in the event any significant risk issues arise in between Board meetings.

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table. Each officer and Director holds the same positions with the Company and the Fund. The following table presents information about each Director of the Company.

Name, Address and Age (as of 1/1/21)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors
John W. Feldt c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 78	Audit Committee Chair and Independent Director	Indefinite; Since September 2000	Retired.	16	Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).
Darren R. Jackson c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 56	Independent Director	Indefinite; Since November 2018	Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).	16	Director of Cree, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).
Cory L. Nettles Generation Growth Capital, Inc. 411 East Wisconsin Ave Suite 1710 Milwaukee, WI 53202 Age: 50	Independent Director	Indefinite; Since January 2008	Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).	16	Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc‑Corp, since 2013.
Marlyn J. Spear, CFA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 67	Chair of the Board and Independent Director	Indefinite; Since January 2008	Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).	16	Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).
Frederick P. Stratton, Jr. c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 81	Nominating Committee Chair and Independent Director	Indefinite; Since May 2004	Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, (2003-2020).	16	Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Name, Address and Age (as of 1/1/21)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Mary Ellen Stanek 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 64	President	Re‑elected by Board annually; Since September 2000	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.
Charles B. Groeschell 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 67	Vice President	Re‑elected by Board annually; Since January 2010	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.
Angela M. Palmer 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 48	Chief Compliance Officer and AML Compliance Officer	Re‑elected by Board annually; Since March 2014	Chief Compliance Officer, the Advisor, since March 2014; Anti‑Money Laundering Compliance Officer since May 2015; Director, the Advisor since July 2014.
Dustin J. Hutter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 44	Treasurer	Re‑elected by Board annually; Since April 2021	Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015 - August 2017).
Charles M. Weber 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 57	Secretary	Re‑elected by Board annually; Since September 2005	Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.
Peter J. Hammond 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 57	Vice President	Re‑elected by Board annually; Since August 2012	Managing Director, the Advisor, since January 2016.
Mandy L. Hess 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 50	Assistant Treasurer	Re-elected by Board annually; Since April 2021
Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005 - July 2019).

Andrew D. Ketter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 46	Assistant Secretary	Re‑elected by Board annually; Since February 2011	Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Director of the Company.

John W. Feldt. Mr. Feldt has served as a Director of the Company since September 2000 and is Chair of the Audit Committee. Mr. Feldt has been designated as an “audit committee financial expert.” He served as an independent director of Thompson IM Funds, Inc., a mutual fund complex with three portfolios, from 1987 to 2018. He also served as an independent trustee of Nakoma Mutual Funds, a mutual fund complex with one portfolio, from March 2006 to November 2011. While employed with the University of Wisconsin Foundation, Mr. Feldt served as Senior Vice President‑Finance from 1985 to 2006, as Vice President‑Finance from 1980 to 1985 and as Associate Director from 1967 to 1980. Through his experience as a director and trustee of mutual funds and his business experience, Mr. Feldt is experienced with financial, accounting, regulatory and investment matters.

Darren R. Jackson. Mr. Jackson has served as a Director of the Company since November 15, 2018. Mr. Jackson has been designated as an “audit committee financial expert.” Mr. Jackson served as a director and CEO of Advance Auto Parts, Inc. from 2008 to 2016. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Best Buy Co., Inc. and held various senior positions with Nordstrom Full Line Department Stores, Inc. and Carson Pirie Scott & Company. Mr. Jackson began his career at KPMG LLP. Mr. Jackson has previous and current public company directorship experience and also currently serves on the boards of one private company as well as several non-profit organizations. Mr. Jackson brings significant audit, financial reporting, business and directorship experience to the Board.

Cory L. Nettles. Mr. Nettles has served as a Director of the Company since January 2008. He serves as an independent director of Weyco Group, Inc., a men’s footwear distributor, and Associated Banc‑Corp. He previously served as a director of The PrivateBank, a financial institution, from January 2007 to October 2010. Mr. Nettles has served as Managing Director of Generation Growth Capital, Inc., a private equity fund, since 2007. He was Of Counsel at Quarles & Brady LLP, a law firm, from 2005 to 2016. Mr. Nettles served as Secretary of the Wisconsin Department of Commerce from 2003 to 2005. Through his experience with investment funds and public companies, his employment experience and his legal training and practice, Mr. Nettles is experienced with financial, accounting, legal, regulatory and investment matters.

Frederick P. Stratton, Jr. Mr. Stratton has served as a Director of the Company since May 2004 and is Chair of the Nominating Committee. Mr. Stratton has been designated as an “audit committee financial expert.” He also serves as an independent director of Weyco Group, Inc., a men’s footwear distributor. He served as an independent director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC from 1987 to 2012. Mr. Stratton has served as Chairman Emeritus of Briggs & Stratton Corporation, a manufacturing company, from 2003 to 2020. At Briggs & Stratton Corporation, he also served as Chairman from 2001 to 2002 and Chairman and CEO from 1986 to 2001. While at Briggs & Stratton Corporation, Mr. Stratton had management responsibilities for the company’s retirement trust assets. In addition, prior to joining Briggs & Stratton Corporation, he spent eight years as an investment analyst and was a CFA charterholder. Through his board experience with mutual funds and public companies and his business experience, Mr. Stratton is experienced with financial, accounting, regulatory and investment matters.

Marlyn J. Spear, CFA. Ms. Spear has served as a Director of the Company since January 2008 and is Chair of the Board. Ms. Spear previously served as Chair of the Audit Committee from 2014 to 2018. Ms. Spear has been designated as an “audit committee financial expert.” She served as Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex with one portfolio, from 1995 to 2018 and served as Chief Investment Officer of the Building Trades United Pension Trust Fund from 1989 to 2017. She served as Investment Officer of Northwestern Mutual Financial Network from 1988 to 1989, as Assistant Vice President of Firstar Trust Company from 1978 to 1987 and as Financial Analyst of Harco Holdings, Inc. from 1976 to 1978. Ms. Spear has earned the Chartered Financial Analyst designation. Through her experience as a director and trustee of mutual funds and her business experience, Ms. Spear is experienced with financial, accounting, regulatory and investment matters.

Board Committees

The Board has two standing committees — an Audit Committee and a Nominating Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi‑annually. During the fiscal year ended December 31, 2020, the Audit Committee met two times. John W. Feldt, Darren R. Jackson, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr., all of whom are Independent Directors, comprise the Audit Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary. During the fiscal year ended December 31, 2020, the Nominating Committee met once. John W. Feldt, Darren R. Jackson, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr., each of whom is an Independent Director, comprise the Nominating Committee. The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a Director nominee may do so by submitting the appropriate information about the candidate to the Company’s Secretary.

A Valuation Committee, which is not comprised of members of the Board, was established by the Board. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities and other investments of the Fund when market prices are not readily available or are deemed to be inaccurate or prices are not otherwise provided by a third-party pricing service approved by the Board or an independent dealer, after considering all relevant factors. The Valuation Committee’s fair value determinations are subsequently reported to the Board. The Valuation Committee generally meets quarterly and as necessary when a price is not readily available. During the fiscal year ended December 31, 2020, the Valuation Committee met nine times with respect to the Fund.

Board Compensation

Each Director receives an annual fee of $125,000, plus $12,500 per Board meeting attended ($6,250 per meeting attended by telephone). In addition, each Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive additional compensation for committee meetings attended. Officers of the Fund receive no compensation or expense reimbursement from the Company or the Advisor for serving in such capacity, except that the Advisor pays compensation to Angela M. Palmer for her services as Chief Compliance Officer of the Fund. Neither the Company nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses. For the fiscal year ended December 31, 2020, the Directors received the following compensation from the Fund and other series of the Company:

Name of Director	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)
John W. Feldt	$11,719	$0	$0	$70,313
Darren R. Jackson	$11,719	$0	$0	$70,313
Marlyn J. Spear	$11,719	$0	$0	$70,313
Frederick P. Stratton, Jr.	$11,719	$0	$0	$70,313
Cory L. Nettles	$11,719	$0	$0	$70,313
(1)    Compensation shown in the above table represents compensation paid directly by the Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund. For fiscal 2020, compensation received by the Directors for overseeing all series of the Company, including the other funds within the Fund Complex (not discussed in this SAI), totaled $187,500 for each director.

Board Ownership of the Fund

As of December 31, 2020, none of the Independent Directors of the Fund owned securities beneficially or of record in the Advisor, Subadvisor, Distributor or any of its affiliates. As of December 31, 2020, the Directors beneficially owned the following amounts (by dollar range) in the Fund Complex (Note: the Directors only own Institutional Class shares):

Name of Fund	John W. Feldt	Darren R. Jackson	Marlyn J. Spear	Frederick P. Stratton, Jr.	Cory L. Nettles

SmallCap Value Fund	$50,001 - $100,000	None	None	Over $100,000	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a class of the Fund. A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of the Fund or who acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of a Fund. As of October 22, 2021, Robert W. Baird & Co. Incorporated in its capacity as sponsor of the Baird Profit Sharing & Savings Plan and the Baird Non-Qualified Compensation Plan, and the Baird Foundation on a combined basis owned a controlling ownership in the Fund. As of October 22, 2021, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of either class of the Fund:

Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Happy State Bank 701 South Taylor Street, Suite 200 Amarillo, TX 79101-2425	Investor	38.38%	Beneficial	N/A	N/A
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Investor	27.02%	Record	Fidelity Global Brokerage Group, Inc.	DE
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Investor	12.33%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	8.20%	Record	N/A	N/A
Attn NPIO Trade Desk DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	38.70%	Record	N/A	N/A
Baird Non-Qualified Compensation Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	5.49%	Record	N/A	N/A
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	18.72%	Beneficial	N/A	N/A
Baird Profit Sharing and Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	37.98%	Record	N/A	N/A
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	25.55%	Record	Baird Financial Group, Inc.	N/A

As of October 22, 2021, the officers and Directors of the Company did not own any Investor Class shares of the Fund and owned 4.6% of the outstanding Institutional Class shares of the Fund.

PORTFOLIO TRANSACTIONS

Please note that the information contained in this section as it relates to the Subadvisor will be applicable if shareholders approve the subadvisory agreement at a meeting to be held on or about December 7, 2021. As of the date of this Reorganization SAI, the Fund is not currently subadvised.

Subject to the general supervision of the Board and the Advisor, the Subadvisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the
Fund.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over-the-counter market in exchange for negotiated brokerage commissions. Accordingly, the cost of transactions may vary among different brokers. With respect to over-the-counter transactions, the Subadvisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

Fixed income securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Subadvisor, in its sole discretion, believes such practice to be in a Fund’s interests. The Fund may also participate in exchange offers directly with the issuers of securities pursuant to which the Fund will receive new securities and, if applicable, additional compensation in exchange for eligible securities held by the Fund. Issuer exchange offers may be subject to risks of settlement delays and counterparty risks, among other risks applicable to the particular security being acquired.

The investment sub-advisory agreement between the Advisor and the Subadvisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Subadvisor, will seek to obtain the most favorable prices and at reasonable commission rates. In assessing the best overall terms available for any transaction, the Subadvisor, shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the sub-advisory agreement authorizes the Subadvisor to cause the Fund to pay commissions for research and brokerage services, a practice commonly referred to as “soft dollars.” The Subadvisor has adopted a soft dollar policy requiring it to undertake an analysis to determine whether a research product or service falls within the Section 28(e) safe harbor. First, the Subadvisor must determine whether the product or service constitutes eligible research services under Section 28(e). Second, the Subadvisor must determine whether the product or service actually provides lawful and appropriate assistance in the performance of the Subadvisor’s investment decision-making responsibilities. Third, the Subadvisor must make a good faith determination that the amount of the commissions paid by the Fund and other clients of the Subadvisor is reasonable in light of the value of the research and brokerage products and services provided by the broker-dealer effecting the transaction.

The types of research services that generally are considered eligible under Section 28(e) and that provide lawful and appropriate assistance to the Subadvisor in performing their investment decision-making responsibilities may consist of advice, either directly or through publications or writings, as to the value of securities or the advisability of purchasing or selling securities; or analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, as well as political factors and other topics related to securities and financial markets. Typical items that qualify as eligible research include: research reports analyzing the historical or prospective performance of a particular company or stock; discussions with research analysts regarding the advisability of investing in securities; meetings with corporate executives arranged by a broker-dealer to obtain oral reports on the performance of a company; seminars and conferences to the extent they provide substantive content relating to issuers, industries or securities; portfolio analysis software; financial, trade, industry and investment-related publications marketed to a narrow audience; and market, economic, political, company-specific and other data providing substantive content. The research services may be proprietary research offered by the broker or dealer executing a trade or research offered by third parties through the executing broker or dealer. The Subadvisor has determined that all of the research products and services purchased through the use of commissions paid out of the Fund’s and other clients’ accounts constitute eligible research services under Section 28(e), and provide lawful and appropriate assistance to the Subadvisor, in the performance of its investment decision-making responsibilities with respect to those accounts.

During the year ended December 31, 2020, while the Fund was managed by the Advisor’s portfolio manager and prior to the retention of the Subadvisor, the Fund paid brokerage commissions to broker-dealers that provided proprietary and third-party research services to the Advisor, as applicable. The table below shows aggregate total commissions paid by the Fund to broker-dealers that provided research services to the Advisor for the year ended December 31, 2020 and the aggregate total principal value of those transactions.

Aggregate Total Research Commissions Paid to Broker-Dealers	Aggregate Total Principal Value of Research Transactions
$67,284	$33,416,754

Some broker-dealers indicate the amount of commissions they expect to receive in exchange for the provision of a particular research service. Although the Subadvisor does not agree to direct a specific amount of commissions to a firm in that circumstance, it maintains internal procedures (described in the paragraphs below) to identify the broker-dealers that provide the Subadvisor with research services and the value of those research services, and seek to direct sufficient commissions to ensure the continued receipt of research services they feel are valuable.

The Subadvisor seeks to allocate brokerage commissions to broker-dealers in a way that, in the Subadvisor’s judgment, reflects the quality and consistency of service provided by broker-dealers and research service providers. In seeking best execution, the Subadvisor considers the full range of the broker’s services, including the value of research provided and execution capability, commission rate, financial responsibility and responsiveness. The Subadvisor’s investment professionals periodically conduct broker evaluations or broker votes to assist in evaluating the research and execution services received from each broker-dealer and to establish target commission amounts for each broker-dealer.

Supplementary research information received from broker-dealers or research providers is in addition to, and not in lieu of, services required to be performed by the Subadvisor and does not reduce the sub-advisory fees payable to it by the Fund. The Board will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Subadvisor, in servicing all of the firm’s accounts; not all of such services may be used by the Subadvisor in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s). Additionally, the Fund may pay a higher brokerage commission to brokers than might be charged by a different broker, in recognition of the value of the research or services received.

Brokerage may not be allocated based on the sale of Fund shares. The Board, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Subadvisor, or an affiliated person of the Subadvisor (as such term is defined in the 1940 Act), acting as principal. However, pursuant to SEC rules, the Fund may engage the Subadvisor or an affiliate of the Subadvisor to act as broker in connection with purchases or sales of portfolio securities effected on an agency basis. To date, the Fund has not done so. The Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Subadvisor or an affiliated person is a member, except to the extent permitted by the SEC. The Fund may purchase securities through underwritings in which the Subadvisor or an affiliate is a participant in accordance with the Fund’s affiliated underwriting procedures, which generally require that the Subadvisor or the participating affiliate be carved out from any compensation related to an affiliated Fund participation in the offering.

The Subadvisor manages other accounts in addition to the Fund which hold and invest in the same securities as the Fund. The Subadvisor allocates investment opportunities across the Fund and the Subadvisor’s other similarly managed accounts in a fair and equitable manner, with no account(s) being favored over others. In making investment allocations, the Subadvisor considers the clients’ investment goals and restrictions, uninvested cash, sector and issuer diversification, anticipated cash flows, risk tolerances, portfolio size and other relevant factors.

The Subadvisor may, when appropriate, aggregate purchases or sales of securities and allocate such trades among multiple client accounts, including the Fund. The Subadvisor will aggregate orders when it believes it will be advantageous to do so, such as the possibility of obtaining more favorable execution and prices. However, in some instances, bunching an order for the Fund with orders for other client accounts may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund because the Fund’s order is being shared with other accounts. Aggregated orders that can only be partially filled will typically be allocated on a pro rata basis, subject to de minimis requirements. Each account participating in an aggregated order will receive the same average price.

For the fiscal years ended December 31, 2020, 2019 and 2018, the following brokerage commissions were paid by the Fund:

Brokerage Commissions Paid During Fiscal Years Ended December 31,
2020	2019	2018
$67,284	$48,912	$45,622

The Fund did not pay any commissions to brokers who were affiliated with the Fund or the Advisor during the past three fiscal years.

The Fund is required to identify any securities of their “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund did not acquire securities of its regular brokers or dealers or its parents during fiscal year 2020.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

Investment Advisor

Robert W. Baird & Co. Incorporated

Robert W. Baird & Co. Incorporated (“Baird”), located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the investment advisor to the Fund. Baird is owned indirectly by its employees through several holding companies. Baird is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Employees of Baird own substantially all of the outstanding stock of BFG.

Baird currently serves as investment advisor to the Fund, pursuant to an investment advisory agreement dated September 29, 2000, as amended (the “Advisory Agreement”). Baird is proposed to continue to serve as investment advisor to the Fund pursuant to a new investment advisory agreement that would allow Baird to delegate its portfolio management services to one or more subadvisors, including affiliates of the Advisor, which is subject to approval by shareholders of the Acquiring Fund at a special meeting to be held on or about December 7, 2021. The Board approved the new advisory agreement at a meeting held on September 7, 2021 and the Board recommended that the agreement be approved by the shareholders of the Acquiring Fund.

The Advisory Agreement continues in effect for an initial two-year term and thereafter from year-to-year, subject to the annual approval (a) by a majority of the Independent Directors and (b) by either the full Board or by the Fund’s shareholders. The Advisory Agreement was approved with respect to the Fund by the Independent Directors on August 24, 2021. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on a 60-day notice.

Under the terms of the Advisory Agreement, the Advisor supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board. The Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities. These expenses do not include the cost of securities and other investments purchased or sold for the Fund and do not include brokerage commissions and any other transaction charges. Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

If shareholders of the Acquiring Fund approve the new investment advisory agreement, the Advisor has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total annual fund operating expenses, including fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies and interest expense, but excluding taxes, brokerage commissions and extraordinary items of the Fund, to an annual rate of 1.25% and 1.50% for the Institutional Class and Investor Class, respectively, through at least April 30, 2025. The Advisor’s obligation to assume the fees and expenses incurred by the Fund in connection with its investment in other investment companies applies to the extent such amounts, in aggregate, exceed 0.0049% of the Fund’s average daily net assets on an annual basis.

For the years ended December 31, 2020, 2019 and 2018, the Fund paid the following management fees to the Advisor under the Advisory Agreement, under which Baird received an annual management fee equal to 0.85% of the Acquiring Fund's average daily net assets. Under the expense limitation agreement currently in effect for the Advisory Agreement, the Advisor has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund's total annual fund operating expenses to 1.10% of average daily net assets for the Investor Class shares and 0.85% of average daily net assets for the Institutional Class shares. The existing expense limitation agreement will be terminated, subject to shareholder approval of the new advisory agreement and subadvisory agreement with Greenhouse.

Fiscal Year Ended	Management Fee	Waiver	Management Fee after Waiver
December 31, 2020	$224,344	$(182,269)	$42,075
December 31, 2019	$281,376	$(160,963)	$120,413
December 31, 2018	$300,726	$(135,562)	$165,164

The Advisor may act as an investment advisor and administrator to other persons, firms or corporations (including investment companies), and may have numerous advisory clients in addition to the Fund.

Subadvisor

Please note that effective as of the date of this Reorganization SAI, Greenhouse has not yet been approved by shareholders as Subadvisor to the Fund. The information in this section related to Greenhouse will be applicable if shareholders of the Acquiring Fund approve the subadvisory agreement at a meeting to be held on or about December 7, 2021.

Greenhouse Funds LLLP

The Advisor has entered into an investment sub-advisory agreement with Greenhouse Funds LLLP, a Delaware limited liability limited partnership located at 650 South Exeter Street, Suite 1080, Baltimore, MD 21202. Management and control of the Subadvisor are vested exclusively in its general partner (Greenhouse GP LLC), subject to certain consent rights of BFC, which has a minority ownership interest in the Subadvisor and representation on the board of managers of its general partner. Joseph Milano owns a minority ownership interest in the Subadvisor and 100% of its general partner. Therefore, BFC and Mr. Milano may be deemed to control Greenhouse. In addition, through BFC’s ownership of the Subadvisor, representation on the board of managers of the Subadvisor’s general partner and certain consent rights, the Advisor and Subadvisor are affiliated.

Under the sub-advisory agreement, the Subadvisor manages the investment and reinvestment of the Fund’s assets subject to the general supervision of the Advisor and the Board of Directors. For its services to the Fund, the Subadvisor receives compensation from the Advisor at an annual rate of 1.00% of the Fund’s average daily net assets. The Advisor pays the sub-advisory fees out of its own advisory fee.

The sub-advisory agreement will remain in effect for an initial two-year period beginning on its effective date and from year to year thereafter, subject to the annual approval by (a) the vote of a majority of the Board, including a majority of the directors who are not “interested persons,” as defined under the 1940 Act or (b) the vote of a majority of the outstanding “voting securities,” as defined under the 1940 Act, of the Fund. The sub-advisory agreement was approved by the Board on September 7, 2021 and the Board recommended that the shareholders of the Acquiring Fund approve the subadvisory agreement. The sub-advisory agreement may be terminated at any time, without payment of a penalty, (a) by the vote of a majority of the Board, by the vote of a majority of outstanding voting securities of the Fund or by the Subadvisor, in each case upon not more than 60 days’ written notice or (b) by the Subadvisor upon not less than 120 days’ written notice to the Advisor, the Company, and the Fund. The sub-advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act.

The Advisor and Subadvisor have entered into a services agreement with respect to the Fund. The agreement provides that the Subadvisor’s investment personnel will provide marketing assistance to the Advisor with respect to the Fund and sets forth the parties’ compliance obligations and provisions related to trade allocation and the Subadvisor’s right to close the Fund if needed to effectively provide subadvisory services to the Fund.

Potential Conflicts of Interest

The Advisor and Greenhouse are affiliates, which may present certain potential conflicts of interest. The Advisor’s retention of Greenhouse presents a potential conflict of interest because the Advisor may have financial and non-financial incentives for selecting Greenhouse over other subadvisors. An investment adviser may be inclined to act in its own interest by recommending to shareholders the services of an affiliated subadvisor that provide benefits to the investment advisor, instead of recommending the services of a subadvisor that is in the best interest of the shareholders. Greenhouse will benefit from increased advisory fees paid to the Advisor by receiving subadvisory fees. In addition, the Advisor or its affiliates will benefit from the net advisory fee retained by the Advisor but also indirectly from the subadvisory fee paid by the Advisor to Greenhouse. However, the Advisor, in recommending to the Board the appointment of Greenhouse, has a fiduciary duty to act in the best interests of its clients, including the Fund and its shareholders. The Advisor has a duty to recommend that Greenhouse be selected, retained, or replaced only when the Advisor believes it is in the best interests of the Fund’s shareholders. In addition, the Board of Directors of the Company maintains ultimate oversight over the Fund and its advisory and subadvisory arrangements.

Proxy Voting Policies

The Board has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board. The Board has authorized the Advisor and Subadvisor to retain a third-party proxy voting service, such as Institutional Shareholder Services, Inc. (“ISS”), to provide recommendations on proxy votes should they choose to do so. The Board has approved the proxy voting policies and procedures of the Advisor and Subadvisor for the Fund it manages. The Board monitors the implementation of these policies and procedures to ensure that the Advisor’s and Subadvisor’s voting decisions:

•are consistent with the Advisor’s fiduciary duty to the Fund and its shareholders;
•seek to maximize shareholder return and the value of Fund investments;
•promote sound corporate governance; and
•are consistent with the Fund’s investment objective and policies.

The Fund’s proxy voting record for the most recent 12‑month period ended June 30, if applicable, is available without charge, either upon request, by calling toll free, 1‑866‑442-2473, or by accessing the Fund’s website at www.bairdfunds.com, or both; and by accessing the SEC’s website at http://www.sec.gov.

Proxy Voting Policies – Greenhouse Funds LLLP

The Subadvisor has adopted Proxy Voting Policies and Procedures (the "Procedures") that are designed to ensure that in cases where the Subadvisor votes proxies with respect to client securities, such proxies are voted in the best interests of its clients. In voting proxies, the Subadvisor generally votes in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated). Generally, the Subadvisor will vote against proposals that make it more difficult to replace members of a board of directors. For all other proposals, the Subadvisor will determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and Subadvisor’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

The Procedures also require that the Subadvisor identify and address conflicts of interest between the Subadvisor and its clients. In situations where the Subadvisor’s interests conflict, or appear to conflict, with client interests, the Subadvisor will take one of the following steps to resolve the conflict:

•Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party;
•Refer the proxy to the client or a fiduciary of the client for voting purposes;
•Vote the securities in accordance with the best interest of clients, as determined in good faith by the Subadvisor, without consideration of any benefit to the Subadvisor, or its affiliates; or
•If the securities are held by a registered investment company account, disclose the conflict to the registered investment company’s Board and obtain their direction as to how to vote the proxies.

Codes of Ethics

The Company, the Advisor and the Distributor have adopted a joint written Code of Ethics under Rule 17j-1 of the 1940 Act. The Subadvisor has also adopted a written Code of Ethics under Rule 17j‑1 of the 1940 Act. The Code of Ethics governs the personal securities transactions of directors, officers and employees who may have access to current trading information of the Fund. The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions. The Code of Ethics includes pre‑clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

The Code of Ethics also includes confidentiality and fiduciary provisions applicable to Directors and officers of the Company. From time to time, Directors of the Company may serve on the board of directors of public companies in which the Fund invests. The Code of Ethics provides that Directors are required to notify the Fund’s CCO before they accept a directorship of a public company, and Directors are required to refrain from discussing such company or sharing any non-public information learned in the Director’s capacity as a director of another company with any personnel of the Company.

Fund Accounting and Fund Administration

The Fund has entered into a fund accounting servicing agreement and a fund administration servicing agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), under which Fund Services has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. Fund Services also provides administration services (including blue sky services) to the Fund. Administration services include, but are not limited to, day-to-day administration of matters necessary to the Fund’s operations, maintenance of their records, financial and tax reporting, preparation of reports, compliance testing of the Fund’s activities and preparation of periodic updates of the registration statement under federal and state laws. For fund accounting and fund administration services, Fund Services receives from the Fund a fee, calculated daily and paid monthly. From time to time, Fund Services may be an affiliated person of an affiliated person of the Company due to the affiliation with U.S. Bank described below.

For the fiscal years ended December 31, 2020, 2019 and 2018, the Fund paid the following fund accounting and administration fees to Fund Services:

Fund Accounting and Administration Fees Paid During Fiscal Years Ended December 31,
2020	2019	2018
$35,393	$33,720	$21,510

Custodian

U.S. Bank, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the Fund’s assets. From time to time, U.S. Bank may be considered an “affiliated person” of the Company for purposes of the 1940 Act as a result of certain of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of one or more series of the Company. Under the custody agreement between U.S. Bank and the Fund (the “Custody Agreement”), U.S. Bank has agreed to (i) maintain separate accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Company concerning the Fund’s operations. U.S. Bank may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that U.S. Bank shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. U.S. Bank and Fund Services are affiliates. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest. Sub-custodians may provide custodial services for assets of the Fund held outside the U.S.

For the fiscal years ended December 31, 2020, 2019 and 2018, the Fund paid the following custody fees to U.S. Bank:

Custody Fees Paid During Fiscal Years Ended December 31,
2020	2019	2018
$1,423	$1,191	$2,240

Transfer Agent

U.S. Bancorp Fund Services, LLC or Fund Services, as defined above, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Fund under a transfer agent servicing agreement (the “Transfer Agent Servicing Agreement”). As transfer and dividend disbursing agent, Fund Services has agreed to (i) issue and redeem shares of the Fund; (ii) make dividend payments and other distributions to shareholders of the Fund; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Fund.

For the fiscal years ended December 31, 2020, 2019 and 2018, the Fund paid the following transfer agency fees to Fund Services:

Transfer Agency Fees Paid During Fiscal Years Ended December 31,
2020	2019	2018
$28,417	$17,267	$16,943

Financial Intermediaries

In addition to the fees that the Fund pay to the Transfer Agent, from time to time, the Fund pays, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to its customers or other persons who beneficially own interests in the Fund (collectively, “sub-transfer agent services”) whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to annual limits approved by the Board. Sub-transfer agent services may include, among other things, sub-accounting services, transfer agent-type services, recordkeeping, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund, and related services as the Fund or the intermediaries’ customers or such other persons may reasonably request.

Sub-transfer agent fees paid by the Fund are included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.

PORTFOLIO MANAGER

Please note that effective as of the date of this Reorganization SAI, Greenhouse has not yet been approved by shareholders as Subadvisor to the Fund and Joseph Milano does not currently serve as portfolio manager to the Fund. The information in this section will be applicable if shareholders of the Acquiring Fund approve the subadvisory agreement at a meeting to be held on or about December 7, 2021. For current portfolio manager information, please refer to the Fund’s prospectus and statement of additional information dated May 1, 2021, as supplemented.

Other Accounts Managed by the Portfolio Manager of the Fund

As described in the Prospectus under “Portfolio Manager,” Joseph Milano is the portfolio manager for the day-to-day management of the Fund.

The following provides information regarding other accounts managed by the portfolio manager as of August 31, 2021.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Joseph Milano
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$527	2	$465
Other Accounts	4	$268	4	$268

The Subadvisor and the Fund’s portfolio manager advise private funds and separate accounts in addition to the Fund. The Subadvisor manages potential conflicts of interest between the Fund and other types of accounts through trade allocation policies and oversight by the Subadvisor’s and the Advisor’s compliance departments. Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts participate in investment transactions involving the same securities.

Compensation of Portfolio Manager

The following is a description of the Subadvisor’s portfolio manager compensation as of September 30, 2021. The portfolio manager’s annual compensation consists of a base salary and a percentage (equal to his ownership of the Subadvisor) of the Subadvisor’s overall profitability (consisting of all management, advisory and sub-advisory fees received from accounts including the Fund managed by the Subadvisor less expenses, plus performance fees for all accounts managed by the Subadvisor that pay such fees).

Ownership of Fund Shares by Portfolio Manager

As of September 30, 2021, Mr. Milano did not beneficially own any shares of the Acquiring Fund.

DISTRIBUTOR

Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, also serves as the principal underwriter and distributor for shares of the Fund pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Fund’s shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. As compensation for its services under the Distribution and Shareholder Servicing Plan (the “Plan”), discussed below, the Distributor may retain all or a portion of the Rule 12b-1 fees payable under the Plan.

During each of the fiscal years ended December 31, 2020, 2019 and 2018, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Fund. The Distributor retained a portion of the Rule 12b-1 fees, as described below.

DISTRIBUTION PLAN

The Board, including a majority of the Independent Directors, adopted the Plan for the Investor Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund’s average daily NAV attributable to the Investor Class. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of Investor Class shares of the Fund. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials. To the extent any activity is one which the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Investor Class’ expenses from what they would otherwise be. The Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Baird Fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Amounts Expensed Under the Plan

For the fiscal year ended December 31, 2020, the Fund paid $1,323 pursuant to the Plan.

Of the amounts paid, payments were made for the following activities:

Actual Rule 12b‑1 Expenditures Incurred by the Fund During the Fiscal Year Ended December 31, 2020
Advertising/Marketing	Printing/Postage	Payment to Distributor	Payment to Dealers(1)	Compensation to Sales Personnel	Other	Total
$0	$0	$0	$1,323	$0	$0	$1,323
(1)    Includes payments to Baird as a dealer.

Interests of Certain Persons

With the exception of the Advisor, in its capacity as the Fund’s investment advisor and principal underwriter of Fund shares, and the Subadvisor, in its capacity as the Fund’s investment sub-advisor, no “interested person” of the Fund, as defined in the 1940 Act, and no director of the Company has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Fund

The Plan will continue in effect only if such continuance is approved annually by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the Plan or any related agreements. The Board has determined that the Plan is likely to benefit Investor Class shares by providing an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to Investor Class shareholders. The Board also determined that the Plan is expected to enhance the Fund’s ability to sell Investor Class shares and access important distribution channels.

Shareholder Servicing and Revenue Sharing Payments

The Advisor or Distributor, out of their own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to broker-dealers and other financial intermediaries who market and sell shares of the Fund and/or who provide various administrative, sub-accounting and shareholder services. These payments are in addition to the 12b-1 fees payable out of Fund assets to firms that sell Investor Class shares. The payments may specifically be made in connection with the inclusion of the Fund in certain programs offered by broker-dealers or other financial intermediaries, invitations to conferences and seminars held or sponsored by those firms, access to branch offices and sales representatives of those firms and opportunities to make presentations and provide information to them. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts. The Distributor currently has agreements with the following firms, under which the Advisor or Distributor makes ongoing payments in lieu of, or in addition to, the 12b-1 fee: Benefit Plans Administrators (BPA), BMO Harris Bank, BNY Mellon, Charles Schwab, Edward Jones & Co., Fidelity (National Financial), Great West Life, John Hancock, John Hancock Insurance, J.P. Morgan, LPL Financial, Morgan Stanley Smith Barney, Merrill Lynch (Financial Data Services), National Rural Electric Cooperative Association, OneAmerica, Pershing, PNC Investments, Prudential, Raymond James, TD Ameritrade, TIAA CREF, T. Rowe, UBS, U.S. Bank National Association, Vanguard, Voya and Wells Fargo. In some circumstances, the Fund may directly pay the intermediary for performing sub-transfer agency and related services to customers of financial intermediaries who hold shares of the Fund through omnibus accounts.

The Advisor may also pay cash or non-cash compensation to sales representatives of broker-dealers and other financial intermediaries in the form of occasional gift, meals and entertainment, and pay for exhibit space or sponsorships at regional or national events of broker-dealers and other financial intermediaries.

Referral Program

As indicated in the Prospectus, the Distributor has a referral program under which it may pay compensation to registered representatives of the Distributor for their efforts in selling Institutional Class shares of the Fund. Such compensation will not exceed 0.10% per year of the value of the Institutional Class share accounts for which the registered representative is responsible. Such compensation is only paid for referrals of non-ERISA institutional accounts generally over a five-year period. In addition, registered representatives of the Distributor may receive payments under the Plan with respect to distribution and shareholder services for Investor Class shares of the Fund.

The prospect of receiving, or the receipt of additional payments or other compensation as described above may provide the Distributor’s registered representatives with an incentive to favor sales of shares of the Fund and other mutual funds whose affiliates offer similar compensation over the sale of shares of mutual funds that do not make such payments.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Information with respect to the Subadvisor's disclosure of Fund Portfolio Holdings assumes that shareholders of the Acquiring Fund have approved the subadvisory agreement with Greenhouse.

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company or the Advisor and the Subadvisor may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•The Fund publicly discloses its portfolio holdings in its semi-annual and annual reports to shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR and mailed to shareholders approximately two months after the end of the fiscal year and six-month period.

•The Fund also files a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Fund’s fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter.

•The Fund’s full portfolio holdings (showing number of shares and dollar values) as of month‑end are posted on the Company’s website no earlier than forty-five (45) calendar days after quarter-end.

•The Fund may also provide portfolio holdings information to various ratings agencies, consultants, broker-dealers, investment advisers, financial intermediaries, investors and others, upon request, so long as such information, at the time it is provided, is posted on the Company’s website or otherwise publicly available.

The Fund may elect to not post its portfolio holdings on the Company’s website as described above if the Fund has a valid business reason for doing so. If the Fund makes such an election, the Fund’s portfolio holdings cannot be selectively disclosed to any person until such information is filed with the SEC or posted to the Company’s website.

In limited circumstances, for the business purposes described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of being filed with the SEC or their publication on the Company’s website.

•The Advisor or Subadvisor may disclose Fund portfolio holdings to the Fund’s service providers (administrator, fund accountant, custodian, transfer agent and independent pricing service) in connection with the fulfillment of their duties to the Fund. These service providers are required by contract with the Fund to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•The Advisor or Subadvisor may disclose Fund portfolio holdings to its vendors (including, without limitation, portfolio accounting system, proxy voting services, pricing services, attribution and analytics systems) in connection with the fulfillment of its duties to the Fund. These service providers are required by contract with the Advisor to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•The Advisor may disclose Fund portfolio holdings to persons who owe a fiduciary duty or other duty of trust or confidence to the Fund, such as the Fund’s legal counsel and independent registered public accounting firm.

•Disclosure of portfolio holdings as of a particular date may be made in response to inquiries from consultants, prospective clients or other persons, provided that the recipient signs a confidentiality agreement prohibiting disclosure and misuse of the holdings information.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Fund’s portfolio securities without (1) prior approval of the Advisor’s legal and compliance departments; and (2) the execution of a confidentiality agreement by the third parties. No compensation or other consideration may be received by the Fund or the Advisor or the Subadvisor in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board has delegated to the CCO the responsibility to monitor the foregoing policy and to address any violations thereof. The CCO reports to the Board and the Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Advisor, the Subadvisor or any other Fund affiliate.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity and beneficial owners, if applicable, of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications. The Company will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Cohen & Company, Ltd. (“Cohen”), has been selected as independent registered public accounting firm of the Fund. Cohen audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other auditing and tax services for the Fund when engaged to do so.

The audited financial statements for the Fund for the fiscal year ended December 31, 2020, together with the report of Cohen, independent registered public accounting firm, that appear in the Fund’s Annual Report for the fiscal year ended December 31, 2020 are incorporated herein by reference.

COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Company and has passed upon the legality of the shares offered by the Fund.

PERFORMANCE

From time to time, the total return of Investor Class shares and Institutional Class shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Fund (toll-free) at 1-866-442-2473.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE REORGANIZATION SAI

The following documents have been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference herein and accompany this Reorganization SAI:

•The Statement of Additional Information for the Funds, dated May 1, 2021 (File Nos. 333-40128; 811-09997).
•The audited financial statements and related report of the independent registered public accounting firm for the Funds, dated February 26, 2021, which are included in the Annual Report of the Funds for the fiscal year ended December 31, 2020 (File Nos. 333-40128; 811-09997). No other parts of the Annual Report are incorporated herein by reference.
•The unaudited financial statements for the Funds, dated June 30, 2021, which are included in the Semi-Annual Report for the Funds for the fiscal period ended June 30, 2021 (File Nos. 333-40128; 811-09997). No other parts of the Semi-Annual Report are incorporated herein by reference.

Additional copies of these materials and other information about the Company and the Funds are available upon request and without charge by writing to the addresses below, by visiting the Company’s website at www.bairdfunds.com, or by calling the telephone number listed as follows:

Baird Funds, Inc.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-442-2473
www.BairdFunds.com

SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X.

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Shareholders of the Acquiring Fund have been asked to approve a change in the Acquiring Fund’s investment policies so that it will operate as a non-diversified fund under the 1940 Act. If this proposal is approved, it is expected that the Acquiring Fund will hold a smaller number of securities than those currently held by the Target Fund; however, the Company does not believe that the Acquiring Fund will be required to sell securities to operate as a non-diversified fund.

If shareholders of the Acquiring Fund approve the retention of Greenhouse as subadvisor for the Fund together with a related investment advisory agreement, and shareholders of the Target Fund approve the Reorganization, it is anticipated that a substantial portion of the securities previously held by the Target Fund will be disposed of to align the resultant Baird Equity Opportunity Fund’s portfolio to Greenhouse’s investment strategy. The securities that will be sold and the amount and timing of such sales will depend on future events as Greenhouse evaluates market sectors that are favorable for investment under prevailing market and economic conditions. The identity of the securities that will be sold by Greenhouse and the amount and timing of such sales cannot presently be known.

A schedule of investments of the Target Fund as of June 30, 2021 is included below. No changes have been made with respect to anticipated sales of the Target Fund’s portfolio holdings following the Reorganization. The schedule of investments provided herein should be read in conjunction with the Semi-Annual Report of the Funds dated June 30, 2021.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

The Acquiring Fund will be the accounting survivor following the Reorganization.

Baird Small/Mid Cap Value Fund
Schedule of Investments, June 30, 2021 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Air Freight & Logistics
Air Transport Services Group, Inc. (1)	23,646	$ 549,297	1.8%
Automobiles
Thor Industries, Inc.	3,987	450,531	1.4%
Banks
Enterprise Financial Services Corp.	16,380	759,868	2.4%
Huntington Bancshares, Inc.	31,595	450,861	1.5%
Peoples Bancorp, Inc.	16,147	478,274	1.5%
		1,689,003	5.4%
Chemicals
Avient Corp.	11,750	577,630	1.8%
Element Solutions, Inc.	20,959	490,021	1.6%
Huntsman Corp.	11,990	317,975	1.0%
		1,385,626	4.4%
Commercial Services & Supplies
ACCO Brands Corp.	51,679	445,990	1.4%
Communications Equipment
Ciena Corp. (1)	6,954	395,613	1.3%
Electrical Equipment
nVent Electric PLC	17,219	537,922	1.7%
Energy Equipment & Services
Select Energy Services, Inc. (1)	38,871	234,781	0.7%
Solaris Oilfield Infrastructure, Inc. - Class A	25,021	243,704	0.8%
		478,485	1.5%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	9,081	640,120	2.0%
Alpine Income Property Trust, Inc.	25,907	492,751	1.6%
Gaming and Leisure Properties, Inc.	12,473	577,874	1.8%
Host Hotels & Resorts, Inc. (1)	26,833	458,576	1.5%
National Retail Properties, Inc.	12,364	579,624	1.8%
RLJ Lodging Trust	40,844	622,055	2.0%
		3,371,000	10.7%
Food Products
Nomad Foods Ltd. (1)(2)	21,426	605,713	1.9%
Health Care Providers & Services
DaVita, Inc. (1)	4,491	540,851	1.7%
Laboratory Corp. of America Holdings (1)	3,482	960,510	3.1%
		1,501,361	4.8%
Hotels, Restaurants & Leisure
Six Flags Entertainment Corp. (1)	10,449	452,233	1.4%
Household Durables
Helen of Troy Ltd. (1)	1,279	291,765	0.9%
Independent Power and Renewable Electricity Producers

Atlantica Yield PLC (2)	22,316	830,601	2.6%
Insurance
American Financial Group, Inc.	6,619	825,523	2.6%
Argo Group International Holdings Ltd.	10,490	543,697	1.8%
Fidelity National Financial, Inc.	14,590	634,081	2.0%
Old Republic International Corp.	17,921	446,412	1.4%
		2,449,713	7.8%
Machinery
Shyft Group, Inc.	22,687	848,720	2.7%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	14,612	465,977	1.5%
Multi-Utilities
Algonquin Power & Utilities Corp. (2)	49,586	737,840	2.4%
Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corporation	29,796	520,238	1.7%
Devon Energy Corp.	15,110	441,061	1.4%
Diamondback Energy, Inc.	3,695	346,924	1.1%
		1,308,223	4.2%
Professional Services
Acacia Research Corp. (1)	36,409	246,125	0.8%
CACI International, Inc. (1)	1,803	459,981	1.5%
Leidos Holdings, Inc.	6,178	624,596	2.0%
Science Applications International Corp.	6,519	571,912	1.8%
		1,902,614	6.1%
Road & Rail
Knight-Swift Transportation Holdings, Inc.	12,611	573,295	1.8%
Semiconductors & Semiconductor Equipment
Silicon Motion Technology Corp. - ADR (2)	11,837	758,752	2.4%
Software
Cerence, Inc. (1)	3,976	424,279	1.4%
j2 Global, Inc. (1)	6,730	925,711	2.9%
		1,349,990	4.3%
Specialty Retail
Arko Corp. (1)	81,987	753,460	2.4%
Haverty Furniture Companies, Inc.	6,747	288,502	0.9%
JOANN, Inc.	47,721	751,606	2.4%
Kirkland's, Inc. (1)	16,581	379,373	1.2%
OneWater Marine, Inc.	11,933	501,544	1.6%
Tractor Supply Co.	3,721	692,329	2.2%
Williams-Sonoma, Inc.	4,607	735,508	2.4%
		4,102,322	13.1%
Technology Hardware, Storage & Peripherals
Immersion Corp. (1)	72,087	632,203	2.0%
NCR Corp. (1)	6,316	288,073	0.9%
		920,276	2.9%
Thrifts & Mortgage Finance
Axos Financial, Inc. (1)	15,858	735,652	2.3%
Essent Group Ltd.	13,500	606,825	1.9%
Merchants Bancorp	17,462	685,209	2.2%
Meta Financial Group, Inc.	6,019	304,742	1.0%

		2,332,428	7.4%
Total Common Stocks		30,735,290	97.8%
(Cost $25,033,302)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.03% (3)	616,788	616,788	2.0%
Total Short-Term Investment		616,788	2.0%
(Cost $616,788)
Total Investments		31,352,078	99.8%
(Cost $25,650,090)
Other Assets in Excess of Liabilities		59,809	0.2%
TOTAL NET ASSETS		$ 31,411,887	100.0%

Notes to Schedule of Investments
(1) Non-Income Producing.
(2) Foreign Security.
(3) Seven-Day Yield.
ADR - American Depository Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.